Registration No. 33-86412

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 4

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 6

                         GNA VARIABLE INVESTMENT ACCOUNT
                           (Exact name of Registrant)

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                               (Name of Depositor)

                          Two Union Square, Suite 5600
                         Seattle, Washington 98111-0490
                                 (206) 625-1755
          (Address and telephone number of Principal Executive Offices)
             -------------------------------------------------------

          J. NEIL McMURDIE, ESQ.                           Copy to:
Associate Counsel and Assistant Vice President        J. SUMNER JONES, ESQ.
 Great Northern Insured Annuity Corporation           Jones & Blouch L.L.P.
       Two Union Square, Suite 5600            1025 Thomas Jefferson Street, NW
      Seattle, Washington 98111-0490                    Suite 405 West
               206-625-1755                          Washington, DC 20037
(Name, address, and telephone number of agent for service)

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
  [x] on May 1, 1997 pursuant to paragraph (b) of Rule 485
  [ ] 60 days after filing pursuant to paragraph (a) (i) of Rule 485
  [ ] on (date) pursuant to paragraph (a) (i) of Rule 485
  [ ] 75 days after filing pursuant to paragraph (a) (ii)
  [ ] on (date) pursuant to paragraph (a) (ii) of Rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2.The notice required pursuant to Rule 24f-2 for the year ended December 31, 1996, was filed March 3, 1997.

                        GNA VARIABLE INVESTMENT ACCOUNT
                 CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4



N-4 Item                                                 Caption in Prospectus
Part A                                                   ---------------------
------
1. . . . . . . . . . . . . . . . . . . . . . . . . . .   Cover
2. . . . . . . . . . . . . . . . . . . . . . . . . . .   Definitions
3. . . . . . . . . . . . . . . . . . . . . . . . . . .   Summary
4. . . . . . . . . . . . . . . . . . . . . . . . . . .   Performance Data;
                                                         Financial Statement
5. . . . . . . . . . . . . . . . . . . . . . . . . . .   General Information about Great Northern Insured Annuity
                                                         Corporation, GNA Variable Investment Account and the Funds
6. . . . . . . . . . . . . . . . . . . . . . . . . . .   Charges and Deductions; Withdrawal charges; Administration charges;
                                                         Mortality and Expense Risk Charge; Taxes; Appendix A; Appendix B
7. . . . . . . . . . . . . . . . . . . . . . . . . . .   Accumulation Provisions; Purchase Payments; Accumulation Units; Net
                                                         Investment Factor; Transfers Among Investment Options; Special
                                                         Transfer Services - Dollar Cost Averaging; Withdrawals; Special
                                                         Withdrawal Services - Systematic Withdrawal Plan; Other Contract
                                                         Provisions
8. . . . . . . . . . . . . . . . . . . . . . . . . . .   Annuity Provisions; General Annuity Options; Determination of Amount
                                                         of the First Variable Annuity Payment; Annuity Units and the
                                                         Determination of Subsequent Variable Annuity Payments; Transfers
                                                         After Annuity Date
9. . . . . . . . . . . . . . . . . . . . . . . . . . .   Accumulation Provisions; Death Benefit Before Annuity Date; Annuity
                                                         Provisions; Death Benefit on or After Annuity Date
10. . . . . . . . . . . . . . . . . . . . . . . . . .    Accumulation Provisions; Purchase Payments; Accumulation Units;
                                                         Value of Accumulation Units; New Investment Factor; Distribution of
                                                         Contracts
11. . . . . . . . . . . . . . . . . . . . . . . . . .    Withdrawals; Restrictions under the Texas Optional Retirement
                                                         Program; Accumulation Provisions; Purchase Payments; Other Contract
                                                         Provisions; Ten Day Right to Review
12. . . . . . . . . . . . . . . . . . . . . . . . . .    Federal Tax Matters; Introduction; The Company's Tax Status;
                                                         Taxation of Annuities in General; Diversification Requirements;
                                                         Qualified Retirement Plans
13. . . . . . . . . . . . . . . . . . . . . . . . . .    Legal Proceedings

14. . . . . . . . . . . . . . . . . . . . . . . . . .    Statement of Additional Information - Table of Contents


Part B                                                   Caption in Statement of Additional Information
------                                                   ----------------------------------------------
15. . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page

16. . . . . . . . . . . . . . . . . . . . . . . . . .    Table of Contents

17. . . . . . . . . . . . . . . . . . . . . . . . . .    [See prospectus]

18. . . . . . . . . . . . . . . . . . . . . . . . . .    Services - Accountants; Services - Servicing Agent

19. . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable

20. . . . . . . . . . . . . . . . . . . . . . . . . .    Services - Principal Underwriter

21. . . . . . . . . . . . . . . . . . . . . . . . . .    Performance Data

22. . . . . . . . . . . . . . . . . . . . . . . . . .    Not Applicable

23. . . . . . . . . . . . . . . . . . . . . . . . . .    Financial Statements

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                Corporate Office: Two Union Square, P.O. Box 490
                         Seattle, Washington 98111-0490
                                 (206) 625-1755
                Variable Annuity Service Center: 300 Berwyn Park
                             Berwyn, PA 19312-0031

                        GNA VARIABLE INVESTMENT ACCOUNT
                      Group Deferred Variable Annuity and
                     Modified Guaranteed Annuity Contracts
                           Flexible Purchase Payments
                               Non-Participating

The Group Deferred Variable Annuity and Modified Guaranteed Annuity Contract described in this Prospectus ("Contract") is designed to provide annuity payments in connection with either nonqualified retirement plans or plans qualifying for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), Tax-Sheltered annuities, and deferred compensation plans of state and local governments and tax-exempt organizations. The Company has ceased offering the Contract for sale, and it will no longer accept new Participants under the outstanding group Contracts. Current Participants may continue to make purchase payments subject to the limitations described in this Prospectus.

The Contract provides for the accumulation of Certificate Values on a variable and/or fixed basis and the payment of annuity benefits on a fixed basis. The Contract offers up to fifteen investment options: five variable and ten fixed. The variable portion of the Certificate Value will vary according to the investment performance of the Sub-accounts of GNA Variable Investment Account (the "Separate Account"). The Separate Account is a Separate Account established by Great Northern Insured Annuity Corporation ("GNA" or the "Company").

The assets of each Sub-Account are invested in shares of two funds (together the "Funds"), GNA Variable Series Trust which has three portfolios available for investment (the GNA Growth Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio) and Variable Investment Trust which has two portfolios available for investment (the GE International Equity Portfolio and the GE Money Market Portfolio) (see the accompanying Prospectuses of the Funds). Fixed Certificate Values may be accumulated under Fixed Guarantee Periods for a specified number of years ranging from one to ten.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES ARE NOT DEPOSITS WITH, OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ANY AFFILIATE THEREOF, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

Additional information about the Contracts and Separate Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing the Company's Variable Annuity Service Center at the address on the cover of this Prospectus or telephoning 1-800-894-3719. The table of contents for the Statement of Additional Information is included on page 47 of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 1, 1997


                               TABLE OF CONTENTS

                                          Page                                                              Page
                                          ----                                                              ----
DEFINITIONS ............................                Mortality and Expense Risk Charge ...............
                                                        Taxes ...........................................
SUMMARY ................................
FEE TABLE AND                                           FEDERAL TAX MATTERS..............................
EXAMPLE.................................
ACCUMULATION UNIT
VALUES..................................                Introduction.....................................
GENERAL INFORMATION.....................                GNA's Tax Status.................................
  Great Northern Insured Annuity                        Tax Status of the Certificate....................
  Corporation..........................
  GNA Variable Investment Account ......                Federal Tax Considerations.......................
  The Funds ............................                Qualified Plans..................................

DESCRIPTION OF THE CONTRACT ............              INVESTMENTS SUPPORTING THE FIXED
                                                        GUARANTEE PERIODS................................
ACCUMULATION PROVISIONS ................
  Purchase Payments ....................              MORE INFORMATION ABOUT GNA.........................
  Variable Accumulation ................                History and Business.............................
  Fixed Accumulation ...................                Selected Financial Data..........................
  Transfers Among Investment Options ...                Management's Discussion and Analysis of
  Special Transfer Services.............                  Financial Condition and Results of
  Withdrawals ..........................                  Operations.....................................
  Special Withdrawal Services ..........                Investments......................................
  Telephone Transactions ...............                Competition......................................
  Market Value Adjustment...............                Government Regulation............................
  Death Benefit ........................                New Accounting Standards.........................

ANNUITY PROVISIONS .....................              EXECUTIVE OFFICERS AND DIRECTORS...................
  General ..............................                Executive Compensation...........................
  Annuity Date .........................
  Annuity Options.......................              GENERAL MATTERS....................................
  Amount of Fixed Annuity Payments......                Performance Data.................................
  Amount of Variable Annuity Payments ..                Financial Statements.............................
  Transfers After Annuity Date .........                Restrictions Under the Texas Optional
  Death Benefit on or After Annuity Date                  Retirement Program.............................
                                                        Distribution of Contracts........................
OTHER CONTRACT PROVISIONS ..............                Legal Proceedings................................
  Proof of Age, Sex and Survival .......                Legal Matters....................................
  Misstatement of Age or Sex............                Experts..........................................
  Ownership ............................                Registration Statements..........................
  Beneficiary ..........................
  Notices and Elections.................
  Amendment of Contract and Certificates              STATEMENT OF ADDITIONAL
  Free Look Right.......................                INFORMATION--Table of Contents ..................
  Company Approval .....................
                                                      APPENDIX A: State Premium Taxes....................
CHARGES AND DEDUCTIONS
  Withdrawal Charges ...................              APPENDIX B: Examples of Market Value
  Administration Charges ...............                Adjustments......................................

The group Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institution. The Contract may also be issued to any other organized group acceptable to us, including a trust established for account holders of a broker-dealer or other financial institution.

No person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any Contracts or interests therein offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

Each Participant will be furnished at least once each year prior to his or her Annuity Date a statement showing his or her Certificate Value, the Accumulation Values for each Sub-account and the Fixed MGA Account Value. The statement will not include financial statements.

DEFINITIONS

Accumulation Unit--A unit of measure that is used to calculate the Accumulation Value for each Variable Sub-account before the Annuity Date.

Accumulation Value--The number of Accumulation Units of a Variable Sub-account credited to a Certificate multiplied by the Accumulation Unit value for that Sub-Account.

Annuitant--The person whose age determines the Annuity Date and upon whose continuation of life annuity payments may depend. The Participant is the Annuitant unless another person designated is living. If there are joint Annuitants, references herein shall mean the two Annuitants, the age of the Annuitant shall refer to the age of the older Annuitant.

Annuity Date--The date on which annuity payments are to start.

Annuity Payment Option--The method selected by the Participant for annuity payments made by the Company. If the Participant has not selected an Annuity Payment Option, GNA will provide a Fixed Annuity with payments guaranteed for 10 years and for the lifetime of the Annuitant, if the Annuitant lives more than 10 years.

Beneficiary--The person to whom payment is to be made on the death of the Participant (or other appropriate individual).

Certificate Anniversary--Each anniversary of the Certificate Date.

Certificate Date--The date on which a premium is credited by GNA for a Participant as shown on the Certificate Schedule.

Certificate Year--The year starting on the Certificate Date or a Certificate Anniversary and ending on the day just prior to the next Certificate Anniversary.

Certificate Value--The sum of the Accumulation Values for all Variable Sub-accounts and the Fixed MGA Account Value.

Contract--The group deferred variable annuity and modified guaranteed annuity contract offered by this Prospectus.

Fixed MGA Account Value--The sum of the values in Fixed Guarantee Periods.

Fixed Guarantee Period--An account maintained for a Participant corresponding to a specified interest rate and Guarantee Period (from one to ten years) selected by the Participant for each allocation to the Fixed MGA Account.

Fixed Annuity--An Annuity Payment Option with payments which are predetermined and guaranteed as to dollar amount.

Funds--The mutual funds designated as eligible investments for the Separate Account and the Contracts.

Guarantee Period--The period of years for which a rate of interest is guaranteed to be credited to a Fixed Guarantee Period.

Nonqualified Certificate--A Certificate issued in connection with a Nonqualified Plan.


Nonqualified Plan--A retirement plan not eligible for favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code (the "Code").


Notice--Information GNA has received and recorded at its Variable Annuity Service Center which is written, signed and dated by the Participant and acceptable by GNA in its sole discretion.

Participant--The person, persons or entity participating under the Contract to whom a Certificate has been issued and who is entitled to the rights stated in the Certificate.

Portfolios--The separate investment portfolios of the Funds designated as eligible investments for the Separate Account and the Contracts.

Qualified Certificate--A Certificate issued in connection with a Qualified Plan.


Qualified  Plan--A  retirement plan that receives  favorable tax treatment under
Section 401, 403, 408 or 457 of the Code.


Separate Account--A segregated account of the Company that is not commingled with the Company's general assets and obligations.

Variable Sub-account(s)--One or more of the Variable Sub-accounts of the Separate Account. Each Variable Sub-account is invested in shares of a different Portfolio.

Valuation Date--Any date on which the New York Stock Exchange is open for trading and the net asset value of a Portfolio is determined.

Valuation Period--Any period from one Valuation Date to the next, measured from the time on each such date that the net asset value of a Portfolio is determined.

Withdrawal Value--The amount available for a cash withdrawal, which is the Certificate Value less any withdrawal charge, plus or minus any market value adjustment, taxes or Certificate Maintenance Fee.

SUMMARY

Variable Annuity Service Center--All communications concerning the Contracts and Certificates should be addressed to the Company's Variable Annuity Service Center at 300 Berwyn Park, Berwyn, PA 19312-0031.

The Contract--The Contract offered by this Prospectus is a flexible purchase payment group deferred variable annuity and modified guaranteed annuity contract. The Contract may be purchased by any employer, entity or other organized group acceptable to GNA. Specific accounts are maintained for each Participant, and a Certificate is issued to the Participant summarizing his or her rights and benefits under the Contract.

Retirement Plans--The Contract may be issued pursuant to either Nonqualified Plans or Qualified Plans. (See "FEDERAL TAX MATTERS--Qualified Plans.")

Purchase Payments--The minimum initial purchase payment for which a Certificate may be issued is $2000. Subsequent purchase payments allocated to the Variable Sub-accounts must be at least $500 ($100 for automatic payment plans). Subsequent purchase payments allocated to Fixed Guarantee Periods must be at least $2000. Subsequent purchase payments may be made at any time prior to the Annuity Date. (See "Accumulation Provisions--Purchase Payments.")

Investment Options--Purchase payments may be allocated among the fifteen investment options currently available under the Contract: five Variable Sub-accounts and ten Fixed Guarantee Periods. The Variable Sub-accounts invest in shares of a corresponding Portfolio: the GNA Growth Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio of GNA Variable Series Trust and the GE International Equity Portfolio and the GE Money Market Portfolio of the Variable Investment Trust (see the accompanying Prospectuses of the Funds).

The portion of the Certificate Value based on the Variable Sub-accounts will reflect the investment performance of the underlying Portfolios selected. (See "GNA Variable Investment Account.")

Purchase payments of at least $2000 may also be allocated to Fixed Guarantee Periods. GNA guarantees the principal value of purchase payments allocated to a Fixed Guarantee Period and the rate of interest credited thereto for the term of a selected Guarantee Period ranging from one to ten years. Certain withdrawals from the Fixed Guarantee Periods will be subject to a market value adjustment. (See "Accumulation Provisions--Market Value Adjustment.")

Transfers--Prior to the Annuity Date, amounts may be transferred among the Variable Sub-accounts and the Fixed Guarantee Periods. A transfer from a Fixed Guarantee Period may be made only once in each Certificate Year; transfers from a Variable Sub-account in excess of six in any Certificate Year may be subject to a $25 charge. The amount transferred must be at least $1000 or the Participant's entire interest in the Variable Sub-account or Fixed Guarantee Period if the value of such interest is less than $1500. No transfer may be made if it would result in a remaining Accumulation Value or Fixed Guarantee Period Value of less than $500. GNA reserves the right to terminate, suspend or modify the transfer privileges at any time and without Notice. (See "Accumulation Provisions--Transfers Among Investment Options.")

Withdrawals--Prior to the earlier of the Annuity Date or the death of any person whose death causes the payment of a death benefit, the Participant may withdraw all or a portion of the Certificate's Withdrawal Value. The Withdrawal Value is the Certificate Value less any withdrawal charge, plus or minus any market value adjustment, less any applicable taxes or certificate maintenance charge. The minimum amount of any withdrawal is $1000. For any partial withdrawal, the remaining Accumulation Value for each Variable Sub-account and the remaining value of each Fixed Guarantee Period must be at least $500, and the remaining Certificate Value must be at least $2000.

The Participant may specify the Variable Sub-accounts or Fixed Guarantee Periods from which a partial withdrawal is to be made. In the absence of a specification, the partial withdrawal will be made from each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bear to the Certificate Value. Fixed Guarantee Periods of the same duration shall be considered together for withdrawal purposes and amounts withdrawn shall be taken out on a first-in, first out basis. (See "Accumulation Provisions--Withdrawals.")

Withdrawal Charge--A withdrawal charge and the certificate maintenance charge may be imposed in connection with a withdrawal. The withdrawal charge is computed as a percentage of the purchase payment deemed withdrawn, based on the number of complete years since the purchase payment was made, ranging from 5% for purchase payments made within two years of the withdrawal to 2% for purchase payments made within five years of the withdrawal. No withdrawal charge will apply to a withdrawal of purchase payments made five or more years prior to the withdrawal. For purposes of computing the charge, amounts withdrawn will be deemed to be purchase payments in the order made and thereafter any Certificate Value in excess of purchase payments made. (See "CHARGES AND DEDUCTIONS--Withdrawal Charges.") A withdrawal may be subject to a penalty tax. (See "FEDERAL TAX MATTERS.")

Free Withdrawal Amount--Each Certificate Year the Participant may withdraw up to 10 percent of the Certificate Value at the time of withdrawal free of the withdrawal charge. This free withdrawal privilege is available only on the first withdrawal made during the Certificate Year. Amounts withdrawn from Fixed Guarantee Periods as part of the free withdrawal are subject to the market value adjustment. (See "CHARGES AND DEDUCTIONS--Withdrawal Charges.")

Market Value Adjustment--Whenever a withdrawal is made from a Fixed Guarantee Period, or an amount is taken from a Fixed Guarantee Period to be applied to effect an annuity, prior to the end of the Guarantee Period, a market value adjustment will be made based on the amount withdrawn.

The market value adjustment GNA makes will depend on the remaining time in the Guarantee Period of the Fixed Guarantee Period from which the amount is to be taken and on the change in the guaranteed interest rates offered by us that has occurred since establishment of the Fixed Guarantee Period.

Because of the market value adjustment provision of the Contract, you bear the investment risk that the guaranteed interest rates GNA offers at the time you make a withdrawal or start receiving annuity payments may be higher than the guaranteed interest rate of the Fixed Guarantee Period from which the amount withdrawn or annuitized is taken with the result that the amount available for you to receive or to have applied to an annuity may be substantially reduced. (See "Accumulation Provisions--Market Value Adjustment.")

Other Charges--Each year GNA will deduct a Certificate Maintenance Charge of $40. GNA will waive the charge if at the time of the assessment the Certificate Value is $40,000 or greater. GNA will also deduct from the assets of the Separate Account a mortality and expense risk charge and an administration charge at annual rates of 1.25% and .15%, respectively. (See "CHARGES AND DEDUCTIONS.")

Death Benefit--If the Participant or a non-spouse Joint Participant dies prior to the Annuity Date, GNA will pay to the Beneficiary the greater of the Certificate Value or the minimum death benefit as of the Valuation Period in which both due proof of death and a payment election are received by GNA. On the effective date of the Certificate, the minimum death benefit is equal to the initial purchase payment. For each subsequent purchase payment the minimum death benefit is increased by the amount of the payment, and for each withdrawal the minimum death benefit is decreased by the amount (net of withdrawal charges) of the withdrawal. On each "Reset Date," if the then Certificate Value is greater than the minimum death benefit, the minimum death benefit is reset to equal the then Certificate Value. Reset Dates are the fifth Certificate Anniversary and each Certificate Anniversary which is a five-year interval from the fifth Certificate Anniversary.

If the Participant is not a person, the death benefit described above will be paid to the Beneficiary if the Annuitant (or the first to die if joint Annuitants) dies prior to the Annuity Date. If the Participant is a person but is not the Annuitant, the Participant must select a new Annuitant, and if no Annuitant is selected within 30 days of the death of the Annuitant, the Participant will become the Annuitant. No death benefit is payable on the death of a spouse Joint Participant. If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the Beneficiary under the same method of distribution in force at the date of death. If no Beneficiary survives the Annuitant, payment will be made to the Participant. For additional provisions affecting payment of the death benefit, see "Beneficiary" under "Other Provisions" on page 21. (See "Accumulation Provisions--Death Benefit" and "Annuity Provisions--Death Benefit on or After Annuity Date."

Annuity Payments--Under the Contract, only Fixed Annuity Payment Options are available. Periodic annuity payments will begin on the Annuity Date. The Participant selects the Annuity Date, frequency of payment and annuity payment option. GNA may from time to time make other Annuity Payment Options available, including options on a variable basis. (See "Annuity Provisions.")

Free-Look Right--Within the number of days of receipt of a Certificate as shown on the Certificate Schedule, the Participant may cancel the Certificate by returning it to GNA. (See "Free Look Right" under "Other Contract Provisions.")

FEE TABLE AND EXAMPLE

The following table and Example are designed to assist Contract holders and Participants in understanding the various costs and expenses that Participants bear directly and indirectly. The table reflects expenses of the Separate Account and the underlying Portfolios. It does not reflect any market value adjustment. In addition to the items listed in the following table, premium taxes may be applicable to certain Certificates. The items listed under "Participant Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Portfolio Annual Expenses" are described in detail in the accompanying Fund Prospectuses to which reference should be made.

Participant Transaction Expenses

Deferred sales load (as percentage of purchase payments)

      Number of Complete Years         Withdrawal Charge
   Since Purchase Payment Made           Percentage
   ---------------------------         -----------------
                0                              5%
                1                              5%
                2                              4%
                3                              3%
                4                              2%
                5+                             0%
Annual Contract Fee                          $40(1)

Separate Account Annual Expenses
(as a percentage of average account value)

Mortality and expense risk fees..................    1.25%
Administration fee--asset based..................    0.15%
    Total Separate Account Annual Expenses  .....    1.40%

Portfolio Annual Expenses
(as a percentage of Portfolio average net assets)


Portfolio                Management Fees  Other Expenses  Total Annual Expenses
---------                ---------------  ---------------  ---------------------
GNA Growth                    .80%             .30%             1.10%
GNA Government                .55%             .35%              .90%
GNA Adjustable Rate           .40%             .30%              .70%
GE International Equity#      .80%             .40%             1.20%
GE Money Market#              .25%             .25%              .50%

--------------------------
#For each Portfolio of the Variable Investment Trust, "Other Expenses" includes an administrative charge of .05%

Example

A Participant would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Participant:



                                                                        annuitized or did not surrender his or her
                             surrendered his or her Certificate at      Certificate at the end of the applicable
                             the end of the applicable period:          period:
                             -------------------------------------------------------------------------------------
         Portfolio            1 Year    3 Year   5 Year     10 Year      1 Year     3 Year      5 Year     10 Year
         ---------            ------    ------   ------     -------      ------     ------      ------     -------
GNA Growth                     $71       $118     $160        $315         $26        $82        $143        $315
GNA Government                 $69       $111     $149        $293         $24        $76        $132        $293
GNA Adjustable Rate            $67       $105     $139        $270         $22        $70        $121        $270
GE International Equity        $72       $121     $165        $326         $27        $85        $148        $326
GE Money Market                $65       $ 99     $128        $247         $20        $63        $110        $247


For purposes of presenting the foregoing Example, GNA has made certain assumptions mandated by the Securities and Exchange Commission (the "Commission"). GNA has assumed that there are no exchanges or other transactions and that the "Other Expenses" line item under "Portfolio Annual Expenses" will remain the same. Such assumptions, which are mandated by the Commission in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the Contract and prospective changes in the size of the Portfolio which may operate to change the expenses borne by Participants.

Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses, and actual expenses borne by Participants may be greater or lesser than those shown.

--------------------------------------
(1) The certificate maintenance charge is waived if at the time of assessment the Certificate Value is $40,000 or more.



In addition, for purposes of calculating the values in the above Example, GNA has translated the $40 certificate maintenance charge listed under "Annual Contract Fee" to a 0.058% annual asset charge based on an average Certificate Value of $44,740 with the additional assumption that the charge is waived on 35% of all Certificates due to the waiver in place for Certificates with a Certificate Value of $40,000 or greater. This estimate is based on sales information from annuities issued under this prospectus.


ACCUMULATION UNIT VALUES

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Variable Sub-account for the periods shown are as follows:



GNA Growth                               1996               1995
 o  January 1 Unit Value.......     $13.154            $10.001*
 o  December 31 Unit Value....      $15.237            $13.154
 o  December 31, Units...........   501,296.749795     221,675.041558
GNA Government
 o  January 1 Unit Value.......     $11.441            $9.996*
 o  December 31 Unit Value....      $11.661            $11.441
 o  December 31, Units...........   177,813.422659     120,988.166975
GNA Adjustable Rate
 o  January 1 Unit Value.......     $10.998            $10.001*
 o  December 31 Unit Value....      $11.447            $10.998
 o  December 31, Units...........   43,229.833640      7,535.253952
GE International Equity
 o  January 1 Unit Value.......     $11.614            $10.001*
 o  December 31 Unit Value....      $13.292            $11.614
 o  December 31, Units...........   149,104.691691     88,199.568780
GE Money Market
 o  January 1 Unit Value.......     $10.429            $10.001*
 o  December 31 Unit Value....      $10.786            $10.429
 o  December 31, Units...........   147,357.482064     237,634.647996

* As of commencement on January 3, 1995.


The above summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and Statement of Additional Information and the accompanying Prospectuses and Statements of Additional Information for the Funds, to which reference should be made. This Prospectus generally describes only the variable aspects of the Contract, except where fixed aspects are specifically mentioned.

GENERAL INFORMATION

Great Northern Insured Annuity Corporation


GNA is a stock life insurance company organized under the laws of the State of Washington in 1980. It is a wholly owned subsidiary of General Electric Capital Assurance Company ("GE Capital Assurance"), which is indirectly a wholly owned subsidiary of General Electric Capital Corporation ("GE Capital"). GNA's principal office is located at Two Union Square, Suite 5600, Seattle, Washington. GE Capital, a New York corporation, is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management and consumer and commercial financing businesses. GE Capital's parent, General Electric Company, founded more than 100 years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large-size electric power generation equipment.

GNA Variable Investment Account

The Company established the Separate Account in 1981 as a Separate Account under Washington law. The income, gains and losses, whether or not realized, from assets of the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of the Separate Account may not be charged with liabilities arising out of any other business of the Company.

The Separate Account is registered with the Commission under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Separate Account.

There are currently five Variable Sub-accounts within the Separate Account available under the Contracts: the Growth Sub-account, the Government Sub-account, the Adjustable Rate Sub-account, the International Equity Sub-account, and the Money Market Sub-account. The Company reserves the right to add other Sub-accounts, make available other Separate Accounts established by GNA or an affiliated company, eliminate existing Sub-accounts, combine Sub-accounts with other Sub-accounts or other Separate Accounts or transfer assets in one Sub-account to another Sub-account or to another Separate Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-accounts or combine Sub-accounts without the prior approval of the appropriate state or federal regulatory authorities. The Company reserves the right to deregister the Separate Account under the 1940 Act, make any change required by the 1940 Act or operate the Separate Account as a management investment company under the 1940 Act.

The Funds

The assets of each Variable Sub-account of the Separate Account are invested in shares of a corresponding Portfolio: the GNA Growth Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio of GNA Variable Series Trust and the GE International Equity Portfolio and the GE Money Market Portfolio of the Variable Investment Trust. The GNA Variable Series Trust and the Variable Investment Trust are each registered under the 1940 Act as an open-end management investment company. Each of the Portfolios is diversified for purposes of the 1940 Act.

The investment adviser of GNA Variable Series Trust is GNA Capital Management, Inc., a wholly-owned subsidiary of GNA Corporation. Pursuant to its advisory agreement with the Trust, GNA Capital Management, Inc. has retained Value Line, Inc. to act as the portfolio manager of the GNA Growth Portfolio and Standish, Ayer & Wood, Inc., as the portfolio manager of the GNA Adjustable Rate Portfolio. GNA Capital Management, Inc. directly manages the GNA Government Portfolio. The Variable Investment Trust receives investment advisory services from GE Investment Management Incorporated, a wholly-owned subsidiary of General Electric Company.

The following is a brief description of each Portfolio:

The GNA Growth Portfolio. The investment objective of the Growth Portfolio is to provide long-term growth of capital. In seeking long-term growth of capital, the Portfolio will invest primarily in companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500 Stock Index") over the long term.

The GNA Government Portfolio. The investment objective of the Government Portfolio is to produce a high level of current income consistent with safety of principal. The Portfolio will seek to achieve its investment objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, having remaining maturities of one year or more.

The GNA Adjustable Rate Portfolio. The investment objective of the Adjustable Rate Portfolio is to produce a high level of current income consistent with limiting fluctuations in the net asset value of Portfolio shares. The Portfolio will seek to achieve its investment objective by investing primarily in adjustable rate securities, including, but not limited to, adjustable rate mortgage securities.

The GE International Equity Portfolio. The investment objective of GE International Equity Portfolio is long-term growth of capital, which the Portfolio seeks to achieve by investing primarily in foreign equity securities.

The GE Money Market Portfolio. The investment objective of GE Money Market Portfolio is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

If shares of a Portfolio are no longer available for investment or in GNA's judgment investment in a Portfolio becomes inappropriate to the purposes of the Contract, GNA may eliminate the shares of the Portfolio and substitute shares of another portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without Notice to the Contract holder and prior approval of the Commission to the extent required by the 1940 Act.

GNA will vote shares of the Portfolios held in the Separate Account at meetings of shareholders of the Portfolio in accordance with voting instructions received from the persons having the voting interest under the Certificates. The number of Portfolio shares for which voting instructions may be given will be determined by GNA in the manner described below, not more than 90 days prior to the meeting of the Portfolio. Fund proxy material will be distributed to each person having the voting interest under the Certificate together with appropriate forms for giving voting instructions. Portfolio shares held in the Separate Account that are attributable to Contracts and as to which no timely instructions are received will be voted by GNA in proportion to the instructions received. Portfolio shares that are not attributable to Contracts will be voted by GNA in its discretion.

Prior to the Annuity Date, the person having the voting interest under a Certificate is the Participant and the number of votes as to each Portfolio for which voting instructions may be given is determined by dividing the Certificate's Accumulation Value for the Variable Sub-account in which such Portfolio shares are held by the net asset value per share of that Portfolio. After the Annuity Date, the person having the voting interest under a Certificate is the Annuitant and the number of votes as to each Portfolio for which voting instructions may be given is determined by dividing the reserve for the Annuity Payment Option allocated to the Variable Sub-account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to an Annuity Payment Option under a Certificate will usually decrease after the commencement of annuity payments. GNA reserves the right to make any changes in the voting rights described above that may be permitted by the federal securities laws or regulations or interpretations of these laws or regulations.

A full description of the Portfolios, including the investment objectives, policies and restrictions of the Portfolios, is contained in the Prospectuses for the Funds which accompany this Prospectus and should be read by a prospective purchaser before investing.

DESCRIPTION OF THE CONTRACT

The Contract is a group allocated contract pursuant to which specific accounts are maintained for each Participant. The Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institution. The Contract may also be issued to any other organized group acceptable to us, including a trust established for account holders of a broker-dealer or other financial institution.

The Contract may be issued in connection with either Nonqualified Plans or certain Qualified Plans. Qualified Plans include individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), Tax-Sheltered annuities, and deferred compensation plans of state and local governments and tax-exempt organizations.

An eligible member of a group to which a Contract has been issued, may become a Participant by completing an application and forwarding payment of a purchase payment to us. The application is subject to GNA's acceptance. GNA reserves the right to accept or reject any Contract or Certificate application in its sole discretion. The rights and benefits of a Participant under a Contract are summarized in a Certificate issued to the Participant. Provisions of the Contract are controlling. All such rights and benefits may be exercised without the consent of the Contract holder. However, provisions of any plan in connection with which a Contract has been issued may restrict a person's eligibility to participate under the Contract, the minimum or maximum amount of the purchase payment, and the Participant's ability to exercise the rights and/or receive the benefits provided under the Contract. GNA reserves the right to terminate a Contract as to eligible members of the group not accepted as Participants at the time of termination.

ACCUMULATION PROVISIONS

Purchase Payments

Purchase payments are paid to GNA at its Variable Annuity Service Center at the address set forth on the application contained in this Prospectus. The minimum initial purchase payment is $2000. Subsequent purchase payments may be made at any time in amounts of at least $500, except that any portion of a purchase payment to be allocated to a Fixed Guarantee Period must be $2000. GNA may arrange by separate agreement for purchase payments as small as $100 to be automatically withdrawn from a Participant's bank account on a periodic basis.

Purchase payments are allocated among the Variable Sub-accounts and the Fixed Guarantee Periods of the Fixed MGA Account in accordance with the percentages designated by the Participant in the application. The Participant may change the allocation of subsequent purchase payments at any time upon written Notice to the Company or by telephone in accordance with the Company's telephone transfer procedures. No more than eight Variable Sub-accounts and ten Fixed Guarantee Periods may be selected for allocation at any one time. The minimum allocation to a Fixed Guarantee Period is $2000. Any allocation to a Fixed Guarantee Period which would result in a total Fixed MGA Account Value exceeding $500,000 requires GNA's prior approval.

Variable Accumulation

Accumulation Units. GNA will determine the Accumulation Value for each Variable Sub-account to which the Participant allocates purchase payments. Purchase payments and transfers to a Variable Sub-account are credited to the Participant's Certificate in the form of Accumulation Units.

The number of Accumulation Units to be credited with respect to each Variable Sub-account to which a purchase payment is allocated is determined by dividing the net purchase payment allocated to that Variable Sub-account by the value of the Accumulation Unit for that Variable Sub-account for the Valuation Period during which the purchase payment is received at the Company's Variable Annuity Service Center complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below. The number of Accumulation Units to be credited with respect to a Variable Sub-account to which a transfer is made is determined by dividing the amount transferred to that Variable Sub-account by the value of the Accumulation Unit for that Variable Sub-account for the Valuation Period during which the amount is transferred.

Initial purchase payments received by mail will usually be credited in the Valuation Period during which the payment was received at GNA's Variable Annuity Service Center, and in any event not later than two business days after receipt of a properly completed application and all information necessary for processing of the application. The applicant will be informed of any deficiencies in an application if it cannot be processed and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to GNA's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the Valuation Period during which received where such broker-dealers have made special arrangements with GNA for the collection and forwarding of applications.

Value of Accumulation Units. The value of Accumulation Units for each Variable Sub-account will vary from one Valuation Period to the next depending upon the investment results of the Variable Sub-account. The value of an Accumulation Unit for each Variable Sub-account was arbitrarily set at $10 for the first Valuation Period under Certificates issued by GNA. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for such Variable Sub-account (described below) for the Valuation Period for which the value is being determined.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Variable Sub-account from one Valuation Period to the next. The net investment factor for each Variable Sub-account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

   (1) the net asset value per share of a Portfolio share held in the Variable Sub-account determined at the end of the current Valuation Period, plus

   (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Variable Sub-account if the "ex-dividend" date occurs during the current Valuation Period.

Where (b) is:

   the net asset value per share of a Portfolio share held in the Variable Sub-account determined as of the end of the immediately preceding Valuation Period.

Where (c) is:

   a factor representing the charges deducted from the Variable Sub-account for administration and mortality and expense risks. Such factor is equal on an annual basis to 1.40%: (0.15% for administration and 1.25% for mortality and expense risks).

The net investment factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease or remain the same.


GNA reserves the right to adjust the foregoing formula to make provision for any change in tax law that requires it to pay tax on capital gains in the Separate Account or any charge that may be assessed against the Separate Account for assessments of federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to its receipt of purchase payments.


Fixed Accumulation

Fixed Guarantee Periods. There are ten fixed investment options under the Contract. Each Fixed Guarantee Period provides for the accumulation of value at a fixed rate of interest for a Guarantee Period ranging from one to ten years. The Participant selects the Guarantee Period for each purchase payment or portion thereof allocated to the Fixed MGA Account. Not more than ten Fixed Guarantee Periods may be selected for allocation at any one time. Generally, the longer the Guarantee Period, the higher the interest rate will be, but this will not always be the case.


A new Fixed Guarantee Period is established on each date that purchase payments are allocated or values transferred to the Fixed MGA Account. Once a Certificate Year, the Participant may transfer amounts from a Fixed Guarantee Period subject to certain restrictions described below and a market value adjustment, if applicable. In addition, the value of a Fixed Guarantee Period may be withdrawn, subject to certain restrictions described below and any applicable market value adjustment, withdrawal charge or certificate maintenance charge. Withdrawals may be subject to a 10% penalty tax under the Code.


The fixed portion of a Participant's Certificate Value, sometimes referred to as the Fixed MGA Account Value, is the sum of the values of each Fixed Guarantee Period under the Certificate. The value of each Fixed Guarantee Period is equal to the amount allocated or transferred to that Fixed Guarantee Period, plus credited interest, less any taxes previously deducted, less the amount of any certificate maintenance charge previously deducted, less any amounts previously transferred or withdrawn from the Fixed Guarantee Period (including any transfer or withdrawal charges arising from any previous transfer or withdrawal) and plus or minus any market value adjustment arising from any previous transfer or withdrawal.

A guaranteed interest rate is quoted for each Fixed Guarantee Period. Unless GNA states otherwise, the guaranteed rate will be credited to the Fixed Guarantee Period daily using a 365-day year. (No interest will be credited for February 29.) GNA's determination of the guaranteed interest rates for the different Guarantee Periods will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which it may acquire with the purchase payments it receives under the Contracts. See "Investments Supporting the Fixed Guarantee Periods" on page 31. GNA will also consider other factors in determining the guaranteed rates, including regulatory and tax requirements, sales commissions and administrative expenses, general economic trends and competitive factors. GNA management will make the final determination of the guaranteed rates it declares. GNA cannot predict or guarantee the level of future guaranteed rates.

At the end of a Guarantee Period, the Participant may select a new Fixed Guarantee Period for the reinvestment of account values or may transfer such values to a Variable Sub-account. Any such reinvestment or transfer will not be treated as a transfer for purposes of the limits on the number of transfers that are allowed. The minimum amount necessary to start a new Fixed Guarantee Period is $2000.

GNA will notify the Participant of his or her right to make the selection at least forty-five days prior to the end of the Guarantee Period. Interest rates for reinvestments are guaranteed to be the same as the guaranteed interest rates then being offered for new Certificates, but there is no guaranteed minimum interest rate. If no Notice is received prior to the end of the Guarantee Period, the Fixed Guarantee Period Value will be transferred to the Money Market Sub-account. A Participant may leave Notice on file giving instructions for the reinvestment of all Fixed Guarantee Periods. If Notice is given to start a new Guarantee Period with less than $2000, the amount will be reinvested in the Money Market Sub-account.

Transfers Among Investment Options

Prior to the Annuity Date a Participant may transfer amounts among the available investment options subject to the following. The minimum amount which can be transferred from a Variable Sub-account or Fixed Guarantee Period is $1000 or the entire value of the Participant's interest in that Variable Sub-account or Fixed Guarantee Period if such interest is less than $1500. If after the transfer the amount remaining in the Variable Sub-account or Fixed Guarantee Period is less than $500, GNA will transfer the entire amount instead of the requested amount. Any transfer from a Fixed Guarantee Period prior to the end of its Guarantee Period may be subject to a market value adjustment. (See "Market Value Adjustment" below.)

If a Participant makes more than six transfers in a Certificate Year from or between Variable Sub-accounts, each additional transfer may be subject to a $25 charge to cover the administrative costs associated with the transfer. A transfer from or between Fixed Guarantee Periods may be made only once in a Certificate Year. If GNA should permit more than one such transfer, it reserves the right to assess the $25 charge for that transfer. The transfer charge will be deducted from the amount transferred if the entire amount of the Participant's interest in the Variable Sub-account or Fixed Guarantee Period is being transferred. Otherwise the charge will be deducted from the Variable Sub-account or Fixed Guarantee Period from which the transfer is made. If a transfer is made from more than one Variable Sub-account or Fixed Guarantee Period, the transfer charge will be allocated among such Variable Sub-accounts or Fixed Guarantee Periods in the same proportion as the allocation of the total amount to be transferred, except that any transfer from Fixed Guarantee Periods of the same duration shall be considered together for transfer purposes, and amounts shall be transferred on a first-in, first-out basis.

Any transfer to a Fixed Guarantee Period initiates a new Fixed Guarantee Period. A transfer that would result in there being more than ten Fixed Guarantee Periods or eight Variable Sub-accounts will not be allowed. Any transfer that would result in a total of more than $500,000 in all Fixed Guarantee Periods requires the prior approval of GNA. GNA reserves the right to at any time and without prior Notice to terminate, suspend or modify the transfer privilege. GNA may also delay transfers from any Variable Sub-account in the circumstances described below for the postponement of payment of withdrawals.

Special Transfer Services

Dollar Cost Averaging

GNA administers a Dollar Cost Averaging ("DCA") program which enables a Participant to pre-authorize a periodic exercise of certain of the transfer rights described above. Participants entering into a DCA agreement instruct GNA to transfer monthly or quarterly a predetermined dollar amount from any one Variable Sub-account to any other Variable Sub-accounts (not to exceed five) until the amount in the Variable Sub-account is exhausted or the Participant cancels the program. The DCA program is generally suitable for Participants making a substantial purchase payment to the Contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. The minimum amount that may be transferred is $1000 per transfer. To initiate the program the Certificate Value based on the Variable Sub-account from which the transfers are to be made must be sufficient to provide for transfer payments for at least one year. Transfers pursuant to the program will not be counted against the six free transfers allowed each Certificate Year. Information concerning the program and its restrictions may be obtained from GNA's Variable Annuity Service Center.

Automatic Asset Allocation

GNA provides an Automatic Asset Allocation service pursuant to which a Participant specifies the portion of his or her total Sub-account Values to be allocated among various Sub-accounts. Each quarter-year period GNA will send a statement to the Participant indicating the specified allocations, the current allocation of Sub-account Values and any reallocation of the current values to conform them to the specified allocations. If no objection is made to GNA within the prescribed time, GNA will reallocate current Sub-account Values so that they will conform to the allocations previously specified by the Participant. The Dollar Cost Averaging program and Systematic Withdrawal Plan will not be available to Participants in the Automatic Asset Allocation service.

Withdrawals


Prior to the earlier of the Annuity Date or the death of any person whose death causes payment of the death benefit, the Participant may withdraw all or a portion of the Withdrawal Value of his or her Certificate upon Notice to GNA's Variable Annuity Service Center. The Certificate's Withdrawal Value is the Certificate Value less any withdrawal charge, plus or minus the market value adjustment for amounts withdrawn from Fixed Guarantee Periods, less any applicable taxes and less the certificate maintenance charge if a full withdrawal is made on a date other than December 31. Withdrawals may have tax consequences, including the possibility of being subject to a penalty tax. For certain Qualified Certificates, exercise of the withdrawal right may require the consent of the Participant's spouse under the Code and regulations promulgated by the Treasury Department. Under Tax-Sheltered Annuities, withdrawals attributable to contributions made pursuant to a salary reduction agreement may be made only after the Participant reaches age 59 1/2 or in other limited circumstances. (See "FEDERAL TAX MATTERS.") For full withdrawals, surrender of the Certificate may be required.


In the case of a total withdrawal, GNA will pay the Withdrawal Value as of the date of receipt of the request at its Variable Annuity Service Center, and the Certificate will be canceled. In the case of a partial withdrawal, GNA will pay the amount requested and withdraw an amount equal to the amount requested plus the withdrawal charge, plus any applicable taxes, plus or minus any market value adjustment. (See "CHARGES AND DEDUCTIONS.")

When making a partial withdrawal, the Participant should specify the Variable Sub-accounts or Fixed Guarantee Periods from which the withdrawal is to be made. The amount requested from a Variable Sub-account or Fixed Guarantee Period may not exceed the value thereof minus any applicable withdrawal charge, minus any applicable taxes, plus or minus any market value adjustment. If the Participant does not specify the Variable Sub-account or Fixed Guarantee Period from which the partial withdrawal is to be taken, the partial withdrawal will be made from each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bear to the Certificate Value, except that Fixed Guarantee Periods of the same duration shall be considered together for withdrawal purposes, and amounts withdrawn shall be taken out on a first-in, first-out basis.

There is no limit on the frequency of partial withdrawals; however, the minimum amount of any withdrawal is $1000. For any partial withdrawal, the remaining Accumulation Value for each Variable Sub-account and the remaining value of each Fixed Guarantee Period must be at least $500, and the remaining Certificate Value must be at least $2000. If after the withdrawal (including the deduction of any withdrawal charge and the application of any market value adjustment) the remaining Accumulation Value for any Variable Sub-account or the remaining value of any Fixed Guarantee Period from which the transfer is to be made is less than $500, GNA will treat the partial withdrawal as a withdrawal of the entire amount of the Participant's interest in the investment option. If a partial withdrawal (including the deduction of any withdrawal charge and the application of any market value adjustment) would reduce the Certificate Value to less than $2000, GNA will treat the partial withdrawal as a request for a total withdrawal of the Withdrawal Value.

The amount of any withdrawal from a Variable Sub-account will be paid promptly and in any event within seven days of receipt of the request in proper form at GNA's Variable Annuity Service Center, except that GNA reserves the right to suspend or postpone payment of the amount for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

The amount of any withdrawal from a Fixed Guarantee Period is subject to GNA's right to suspend or postpone payment of the amount for up to six months from the date it receives Notice at its Variable Annuity Service Center. If payment is deferred pursuant to this right, GNA will pay interest as required by the law of the Participant's state of residence at that time.

Special Withdrawal Services

Systematic Withdrawal Plan

GNA administers a Systematic Withdrawal Plan ("SWP") which enables a Participant to pre-authorize a periodic exercise of the withdrawal rights described above. Participants entering into an SWP agreement may instruct GNA to withdraw a level dollar amount from specified investment options on a monthly or quarterly basis, provided the Certificate Value satisfies certain minimums and the dollar amount of each withdrawal is at least $100. The total of SWP withdrawals in a Certificate Year is limited generally to not more than 10% of the Certificate Value at the beginning of each Certificate Year. If an unscheduled withdrawal is made while participating in an SWP, such withdrawal will not be eligible for the free withdrawal privilege. If the SWP is terminated, it may not be reinstated until the next Certificate Anniversary pursuant to a new application. An SWP is not available if one is participating in the Dollar Cost Averaging program, the Automatic Asset Allocation service or if purchase payments are being automatically deducted from a bank account on a periodic basis. SWP withdrawals will be free of withdrawal charges, but if made from a Fixed Guarantee Period, will be subject to a market value adjustment. SWP withdrawals may also be subject to the 10% federal tax penalty on early withdrawals and to income tax. (See "FEDERAL TAX MATTERS.") Participants interested in an SWP may elect to participate in this program on their application or by separate application. Participants may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Variable Annuity Service Center.

Telephone Transactions

Participants are permitted to request transfers and withdrawals by telephone. GNA will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request a transfer or withdrawal by telephone, a Participant elects the option by executing an appropriate authorization form provided by GNA upon request. GNA will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, Participants will be asked to provide their account number, and if not available, their social security number. For the Participant's and GNA's protection, all conversations with Participants will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

Market Value Adjustment

Whenever a withdrawal is made from a Fixed Guarantee Period, or an amount is taken from a Fixed Guarantee Period to be applied to effect an annuity, prior to the end of the Guarantee Period, a market value adjustment will be made based on the amount withdrawn. (See "Death Benefit" below.)

Because of the market value adjustment provision of the Contract, you bear the investment risk that the guaranteed interest rates GNA offers at the time you make a withdrawal or start receiving annuity payments may be higher than the guaranteed interest rate of the Fixed Guarantee Period from which the amount withdrawn or annuitized is taken with the result that the amount available for you to receive or to have applied to an annuity may be substantially reduced.

The market value adjustment GNA makes will depend on the remaining time in the Guarantee Period of the Fixed Guarantee Period from which the amount is to be taken and on the change in the guaranteed interest rates offered by us that has occurred since establishment of the Fixed Guarantee Period. The market value adjustment may be either positive or negative, depending on the relationship of
(1) the current guaranteed interest rate for a period equal to the time remaining in the Fixed Guarantee Period, which rate is interpolated (on a straight line basis) from the rates currently offered by GNA for Fixed Guarantee Periods with Guarantee Periods closest to such period, to (2) the guaranteed interest rate for the Fixed Guarantee Period. If the current guaranteed interest rate of (1) above is lower than the guaranteed rate of (2), there will be a positive market value adjustment; if (1) is higher than (2), there will be a negative market value adjustment. If the adjustment is positive, the additional amount will be provided by us. If negative, the amount deducted will be retained by us for GNA's own benefit.

The amount of the market value adjustment is based on the relationship of the guaranteed interest rates currently offered by us to the guaranteed interest rate credited to the affected Fixed Guarantee Period. If the remaining period of time in the Fixed Guarantee Period is a whole number of years, GNA uses the guaranteed interest rate currently offered by us for a Fixed Guarantee Period equal to the number of remaining years. If the remaining period of time in the Fixed Guarantee Period is not a whole number of years, GNA derives an interest rate from the guaranteed interest rates currently offered for the Fixed Guarantee Periods nearest the remaining period of time. This derivation is by straight-line interpolation, except where the remaining period of time is less than one year in which case GNA uses the current guaranteed rate for a Guarantee Period of one year. If, for example, the remaining period is 5.20 years, the interpolated guaranteed interest rate GNA will use is equal to the sum of four-fifths of the five year rate and one-fifth of the six year rate. If the five year rate were 5.25% and the six year rate were 5.50%, the interpolated rate would be 5.30%, 5.25% times .80 plus 5.50% times .20.

The amount of the market value adjustment is determined from the following formula:


                              A   X    [ ( 1+B )  n/365     ]
                                         -------
                                       [ ( 1+C )        -1  ]

where "A" is the total amount withdrawn from the Fixed Guarantee Period, "B" is the guaranteed interest rate (expressed as a decimal) for the Fixed Guarantee Period, "C" is the guaranteed interest rate that GNA is now offering for a Guarantee Period of a duration of years equal to "n"/365 or that is interpolated for "n"/365 based on the guaranteed interest rates GNA is now offering for Guarantee Periods nearest "n"/365, and "n" is the remaining number of days in the Guarantee Period of the Fixed Guarantee Period from which the amount withdrawn or annuitized is taken.

For example, assume that a full withdrawal of the Variable Value of $10,000 is made from a Fixed Guarantee Period with 1,898 days (5.20 years) remaining in an initial Guarantee Period of ten years and a guaranteed interest rate of 5%. Assume also that the guaranteed interest rates currently offered for Guarantee Periods of 5 and 6 years are 5.25% and 5.50%, respectively. "C" is equal to 5.30%, the sum of 5.25% times .80 and 5.50% times .20. The market value adjustment is:


       $10,000     X      [   (  1.050  )   5.20         ]     =  $ -147.26
                          [   (  -----  )                ]
                          [   (  1.053  )           -1   ]

Since this figure is a negative number and the withdrawal is a full withdrawal, it is subtracted from the amount withdrawn, resulting in a net payment (assuming no withdrawal charge) of $9,852.74 ($10,000--$147.26). If "C" had been 4.70%, instead of 5.30%, the market value adjustment would have been +$149.90, which would have been added to the amount withdrawn, resulting in a net payment of $10,149.90.

The greater the difference in interest rates, the greater the effect of the market value adjustment. If in the above example "C" had been 6%, 7% and 8%, the market value adjustment would have been -$480.94, -$934.56 and -$1,362.64, respectively. The market value adjustment is also affected by the remaining period in the Fixed Guarantee Period from which the withdrawal is made, which is "n" in the formula. Thus, if in the first example above (C = 5.30%) "n"/365 were
3.2 or 1.2, the market value adjustment would be -$90.88 or -$34.18, respectively. Tables showing the impact of the market value adjustment and withdrawal charge on hypothetical full withdrawals are set forth in Appendix B.

Death Benefit

If the Participant or a non-spouse Joint Participant dies prior to the Annuity Date, GNA will pay to the Beneficiary the greater of the Certificate Value or the minimum death benefit as of the Valuation Period in which both due proof of death and a payment election are received by GNA. The minimum death benefit on the effective date of the Certificate is equal to the initial purchase payment. For each subsequent purchase payment the minimum death benefit is increased by the amount of the payment, and for each withdrawal the minimum death benefit is decreased by the amount (net of withdrawal charges) of the withdrawal. On each "Reset Date," if the then Certificate Value is greater than the minimum death benefit, the minimum death benefit is reset to equal the then Certificate Value. Reset Dates are the fifth Certificate Anniversary and each Certificate Anniversary which is a five-year interval from the fifth Certificate Anniversary.

If the Participant is not an individual, the death benefit described above will be paid to the Beneficiary if the Annuitant (or the first to die if joint Annuitants) dies prior to the Annuity Date. If the Participant is an individual but is not the Annuitant, the Participant must select a new Annuitant, and if no Annuitant is selected within 30 days of the death of the Annuitant, the Participant will become the Annuitant. No death benefit is payable on the death of a spouse Joint Participant.

Payment will be made in a lump sum unless an Annuity Payment Option is chosen. An Annuity Payment Option election must be chosen within 60 days of the date of death. For tax consequences of a lump sum payment, see "FEDERAL TAX MATTERS--Federal Tax Considerations." The Beneficiary must receive the death benefit within five years of the date of death. If an Annuity Payment Option is chosen, annuity payments must begin within one year of the date of death, or such later date as the law may allow, and the option must limit payments to a period not exceeding the Beneficiary's lifetime or life expectancy. If the Beneficiary is the surviving spouse of the deceased Participant or of the deceased Annuitant if the Participant is not a person, such Beneficiary may choose to continue the Certificate in force, in which event no death benefit will be paid. A spouse Joint Participant and the surviving spouse where the Annuitant and joint Annuitant are spouses and the Participant is not a person are automatically deemed to be the Beneficiary regardless of any Beneficiary designation.

Death benefits will be paid within seven days of receipt of due proof of death and payment election at GNA's Variable Annuity Service Center, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "Withdrawals" above.)

If GNA has not received the Beneficiary's election, it may pay the death benefit in a single sum six (6) months after the date GNA receives due proof of death. Prior to his or her death, a Participant may make elections regarding payment options for the Beneficiary which will be binding upon the Beneficiary.

If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the Beneficiary under the same method of distribution in force at the date of death. If no Beneficiary survives the Annuitant, payment will be made to the Participant. For additional provisions affecting payment of the death benefit, see "Beneficiary" under "Other Contract Provisions" on page 21.

ANNUITY PROVISIONS

General

Annuity payments will commence on the Annuity Date and will be paid to the Annuitant unless the Participant asks that the payment be made to another payee and GNA agrees. The Participant is the Annuitant unless another person designated as Annuitant is living. A Participant who is not a person must name a living person as Annuitant.

Any applicable premium taxes, if not previously paid, will be paid at the Annuity Date. Premium taxes imposed by states and local jurisdictions currently range from 0% to 3.5% depending on the tax treatment of the Certificate.


Annuity Date. The Participant may select the Annuity Date and an Annuity Payment Option. If he or she does not do so, the Annuity Date will be the first or fifteenth day of the calendar month immediately following the later of (i) the Certificate Anniversary immediately after the Annuitant's 85th birthday or (ii) ten years after the effective date of the Certificate, and the Annuity Payment Option will be a life annuity with a 10-year guarantee. (For Qualified Contracts, the Annuity Date selected must be no later than April 1 of the first calendar year following the later of (i) the calendar year in which the Annuitant attains age 70 1/2 or (ii) the calendar year in which the Annuitant retires.)


The Participant may change the Annuity Date or the Annuity Payment Option on written Notice received at GNA's Variable Annuity Service Center at least 30 days prior to the current Annuity Date.

Annuity Options

Annuity benefits are available under the Contract on a fixed basis. Any one of the following Annuity Payment Options may be selected. GNA may make other Annuity Payment Options, including variable Annuity Payment Options, available from time to time. Treasury regulations may preclude the availability of certain Annuity Payment Options in connection with certain Qualified Contracts.

Payments for a Fixed Period: Payments will be made for the period chosen. The period must be at least 10 years.

*Life Annuity: Payments will be made during the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

Life Annuity With Payments for a Certain Period: Payments will be made for the guaranteed period chosen (5, 10, 15 or 20 years) and as long thereafter as the Annuitant lives.

*Joint and Survivor Life Annuity: Payments will be made during the lifetimes of the Annuitant and a designated second person. Payments will continue as long as either is living.

*THESE OPTIONS ARE LIFE ANNUITIES UNDER WHICH IT IS POSSIBLE FOR YOU TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT (OR THE ANNUITANT AND A DESIGNATED SECOND PERSON) DIES AFTER THE FIRST PAYMENT, OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT (OR THE ANNUITANT AND A DESIGNATED SECOND PERSON) DIES AFTER THE SECOND PAYMENT, AND SO ON.

Amount of Fixed Annuity Payments

Determining Amount of Fixed Annuity Payments. The amount of Fixed Annuity payments is determined by applying the Adjusted Certificate Value to the Fixed Annuity payment tables contained in the Contract. The Adjusted Certificate Value is the Certificate Value immediately preceding the Annuity Date, plus or minus the market value adjustment applicable to Fixed Guarantee Periods which are not at the end of their Guarantee Periods, less any applicable taxes and less any pro-rata share of the certificate maintenance charge if the Annuity Date is not December 31. The amount of each Fixed Annuity payment will remain constant.

Minimum Annuity Payments. Annuity payments will be made monthly unless you choose less frequent payments. But if any payment would be less than $100 GNA may change the frequency so payments are at least $100 each. If the Certificate Value to be applied at the Annuity Date is less than $2,500, GNA may elect to pay that amount in a lump sum. For tax consequences of a lump sum payment, see "Annuity Payments" under "Federal Tax Considerations" on page 28.

Annuity Tables. GNA's Fixed Annuity payment tables show the minimum guaranteed amount of each monthly payment for each $1,000 according to the age and sex of the Annuitant at the Annuity Date. The tables are based on the 1983 Table "a" for Individual Annuity Valuation with interest at 3%, except for Certificates issued in certain states or in connection with certain employer-sponsored plans where sex-based tables may not be used. If GNA is offering better payment rates for similar annuities at the Annuity Date, such rates will be substituted for the rates in the Fixed Annuity payment table.

Amount of Variable Annuity Payments

If GNA should agree to make annuity payments available on a variable basis, the following shall apply:

Determination of Amount of the First Variable Annuity Payment. The first variable annuity payment is determined by applying that portion of the Adjusted Certificate Value used to purchase a variable annuity to the variable annuity payment tables contained in the Contract. The tables are based on the 1983-a Individual Annuity Valuation and reflect an assumed interest rate of 4% per year.

Annuity Units and the Determination of Subsequent Variable Annuity Payments. Variable annuity payments subsequent to the first will be based on the investment performance of the Variable Sub-accounts selected. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each Variable Sub-account by the then current annuity unit value for such Variable Sub-account to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each Variable Sub-account is then multiplied by the annuity unit value for that Sub-account, and the resulting amounts for each Variable Sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period, but the dollar amount of the payments will vary.

The value of an annuity unit for each Variable Sub-account for any Valuation Period is determined by multiplying the annuity unit value for the immediately preceding Valuation Period by the net investment factor for that Variable Sub-account for the Valuation Period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

A 4% assumed interest rate is built into the annuity tables used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 4% annually, annuity payments will be level.

Transfers After Annuity Date. After the Annuity Date, the Annuitant, or such other person that has been designated as payee with the agreement of GNA, may transfer all or part of the investment upon which variable annuity payments are based from one Variable Sub-account to another. All such transfers will be subject to the restrictions described above for transfers during the period prior to the Annuity Date. No transfers are allowed from amounts supporting Fixed Annuity Payment Options. The result of a transfer between Variable Sub-accounts will be such that the dollar amount of a variable annuity payment made on the date of the transfer will be unaffected by the fact of the transfer. No transfers are allowed to or from amounts supporting Fixed Annuity Payment Options.

Death Benefit on or After Annuity Date

If annuity payments have been selected based on an Annuity Payment Option providing for payments for a guaranteed period, and the Annuitant dies on or after the Annuity Date, GNA will make the remaining guaranteed payments to the Beneficiary. Such payments will be made as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, GNA will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

Proof of Age, Sex and Survival. GNA may require satisfactory proof of the age, sex or survival of any person on whose continued life any payment under a Certificate depends.

Misstatement of Age or Sex. If the age or sex of an Annuitant or joint Annuitant is misstated, annuity payments will be adjusted to reflect the correct age and sex. GNA will deduct any overpayments it has made as the result of the misstatement from the next payments due, and it will charge interest on the overpayment at the rate of 6% per year. GNA will pay in full with the next payment due any underpayment resulting from the misstatement together with interest on the underpayment at the rate of 6% per year.

Ownership. The Participant is entitled to exercise all rights described in his or her Certificate unless otherwise provided or as may be restricted by the provisions of any plan in connection with which the Contract or Certificate has been issued. The Participant may name a Joint Participant. A Participant and spouse Joint Participant may exercise rights on behalf of the other, except for changes of Participant or Joint Participant. A Participant and non-spouse Joint Participant must exercise rights jointly. A Participant may change the Participant by Notice to the Company. GNA may impose limits on the age of a new Participant. Such change will take effect as of the date the Notice was signed, except that GNA will not be liable for any payments made or actions taken prior to its receipt of the Notice. Special restrictions apply to Qualified Contracts and Certificates.

In the case of Nonqualified Contracts and Certificates, a Participant may make a collateral assignment of his or her rights to a creditor as security for a debt by Notice. The rights of an assignee have priority over the rights of a Beneficiary. GNA assumes no liability for any payments made or actions taken before its receipt of the Notice, nor will it be responsible for the validity or sufficiency of any assignment. There may be significant tax consequences associated with an assignment, and a Participant should consult a competent tax advisor before making any assignment.

In the case of Qualified Contracts and Certificates, the rights of a Participant generally may not be assigned, pledged or transferred, and joint participation in a Certificate is not permitted.

Beneficiary. The Beneficiary is the person or persons named in the Certificate application to whom payment is to be made upon the death of the Participant (or other appropriate individual) or Annuitant. A spouse Joint Participant and the surviving spouse where the Annuitant and joint Annuitant are spouses and the Participant is not a person are automatically deemed to be the Beneficiary regardless of any Beneficiary designation. Unless a Beneficiary has been irrevocably designated, the Beneficiary may be changed by Notice prior to the time a death benefit is payable. A Beneficiary may be named irrevocably, in which case a change in Beneficiary can be made only with the Beneficiary's consent.

The estate or heirs of a Beneficiary who dies prior to the death which causes the payment of a death benefit have no rights to any portion of the death benefit. If no Beneficiary survives a sole Participant, payment will be made to the Participant's estate. If any Beneficiary dies within 15 days after the death which causes the payment of the death benefit and before GNA makes payment, payment will be made as if that Beneficiary had died before the death which causes the payment of the death benefit.

The Participant may designate both primary beneficiaries and contingent beneficiaries. If there is more than one primary Beneficiary entitled to a death benefit, payment will be made to them in equal shares unless otherwise designated. A contingent Beneficiary is entitled to payment only if there are no surviving primary beneficiaries. If there is more than one contingent Beneficiary entitled to a death benefit, payment will be made to them in equal shares unless otherwise designated. If a surviving spouse Joint Participant, as primary Beneficiary, dies prior to receiving the entire death benefit, payment will be made to any then surviving contingent Beneficiary instead of to the spouse Joint Participant's estate, unless the spouse Joint Participant has designated otherwise.

Certain restrictions in the application of the foregoing provisions may apply in the case of Qualified Contracts or Certificates.

Notices and Elections. Unless otherwise agreed to by GNA, all Notices, changes and choices available under a Certificate must be in writing, dated, signed by the proper party, received at GNA's Variable Annuity Service Center and acceptable to it in its sole discretion to be effective. When recorded by GNA, Notices, changes and choices relating to beneficiaries will take effect as of the date signed unless GNA has already acted in reliance on the prior status.

Amendment of Contract and Certificates. At any time GNA may amend the Contract and the Certificates as required to conform to any applicable law, regulation or ruling issued by a government agency.

Free Look Right. A Participant may cancel his or her Certificate within the time period set forth on the Certificate Schedule following his or her receipt of the Certificate by delivering or mailing it to GNA at its Variable Annuity Service Center or to the agent through whom it was purchased. GNA will refund the Certificate Value computed at the end of the Valuation Period during which the Certificate was received by GNA, and the Certificate will be void as if it had never been in force. In states where required, GNA will refund the purchase payment rather than the Certificate Value. GNA reserves the right to allocate all purchase payments allocated to a Variable Sub-account to the Money Market Sub-account until the expiration of 7 days from the end of the free look period. If GNA so allocates payments, it will refund the greater of purchase payments or the Certificate Value. No transfers or partial withdrawals may be made during the free look period. GNA reserves the right to reject an application from any person who, in connection with a prior application, previously exercised his or her free look right.

Company Approval. GNA reserves the right to accept or reject any Contract or Certificate application at its sole discretion.

CHARGES AND DEDUCTIONS

Charges and deductions under the Certificates are assessed against purchase payments, Certificate Values or annuity payments. There are no deductions from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the accompanying Prospectuses of the Funds.

Withdrawal Charges

If a withdrawal is made from the Certificate before the Annuity Date, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the Certificate less than five complete years. There is no withdrawal charge with respect to earnings accumulated under the Certificate, certain free withdrawal amounts described below or purchase payments that were made five years or more before the withdrawal date. In no event may the total withdrawal charges exceed 5% of total purchase payments. The amount of the withdrawal charge and when it is assessed is discussed below:

The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the following table.

  Number of Complete Years Since    Withdrawal Charge
      Purchase Payment Made             Percentage
  ------------------------------    -----------------
                0                           5%
                1                           5%
                2                           4%
                3                           3%
                4                           2%
                5+                          0%

The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

Each withdrawal from a Certificate is allocated, first, to the "free withdrawal amount," second, to remaining purchase payments which have not been withdrawn previously on a first-in first-out basis, and, third, to any remaining Certificate Value.

On the first withdrawal in any Certificate Year, the Participant may withdraw free of any withdrawal charge an amount equal to 10% of the Certificate Value at the time of the withdrawal. The free withdrawal amount is non-cumulative and does not apply to subsequent withdrawals in a Certificate Year. Any part of the free withdrawal taken from a Fixed Guarantee Period will still be subject to a market value adjustment.

The withdrawal charge is deducted from the Certificate Value remaining after the Participant is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from any Variable Sub-account or Fixed Guarantee Period may not exceed the value of that account minus any applicable withdrawal charge, minus any applicable taxes, and in the case of withdrawals from a Fixed Guarantee Period, plus or minus the amount of the market value adjustment. The withdrawal charge will be subtracted from the Variable Sub-accounts and Fixed Guarantee Periods from which the withdrawal was made in the same proportion that the amount withdrawn from each Variable Sub-account or Fixed Guarantee Period bears to the total amount withdrawn, except that Fixed Guarantee Periods of the same duration shall be considered together for withdrawal purposes, and amounts withdrawn shall be taken out on a first-in, first-out basis.

There is no withdrawal charge on distributions made as a result of the death of the Participant or Annuitant, and no withdrawal charges are imposed on or after the Annuity Date.

The amount collected from the withdrawal charge will be used to reimburse GNA for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

The withdrawal charge is computed without regard to the application of any market value adjustment to the amount withdrawn, so that in the event of a negative market value adjustment, the charge will be determined on the basis of the full amount withdrawn, including the amount payable to GNA as a result of the market value adjustment. Conversely, in the event of a positive market value adjustment, the charge will not be assessed against any increased amount attributable to the positive market value adjustment. For examples of calculation of the withdrawal charge, see Appendix B.

From time to time GNA may agree in writing to reduce the amount of the withdrawal charge, the period during which it applies, or both, when Certificates are sold to individuals, entities or groups of individuals in a manner that reduces GNA's sales expenses. GNA will consider such factors as (a) the size and type of group, (b) the amount of purchase payments expected to be received, and/or (c) other transactions where sales expenses are reduced. In no event will reduction or elimination of the withdrawal charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

Example of Withdrawal Charge. The application of the withdrawal charge to the Fixed MGA Account Value, and the interplay between the withdrawal charge and the market value adjustment provisions, may be illustrated by the following example. (It may be less if a free withdrawal amount is available.) Assume a Participant wishes to make a partial withdrawal that will result in a net payment to him or her of $6,000, such withdrawal to be made from two Fixed Guarantee Periods, one with a Guarantee Period of ten years, the other with a Guarantee Period of seven years, and each having a value of $5,000. Assume further that the Participant directs that the partial withdrawal be taken from the Fixed Guarantee Period having the ten-year Guarantee Period to the maximum extent possible and the remainder taken from the Fixed Guarantee Period having the seven year Guarantee Period. Assume also that the market value adjustment applied to the ten-year Guarantee Period operates to reduce its value by 20% and that the adjustment applied to the seven-year Guarantee Period operates to reduce its value by 15%. Finally, assume that less than two years have elapsed since the purchase payments were made and that the withdrawal is deemed to be a withdrawal of purchase payments and not investment gain, so that the applicable percentage charge is 5% of the amount withdrawn. The net amount available to the Participant from the Fixed Guarantee Period with the ten-year Guarantee Period is $3,750, because of a negative market value adjustment of $1,000 (20% of $5,000) and a withdrawal charge of $250 (5% of $5,000). The remaining portion of the amount requested, $2,250, is taken from the Fixed Guarantee Period with the seven-year Guarantee Period, the amount withdrawn being the amount necessary to generate a net payment of $2,250 after application of the market value adjustment and the withdrawal charge. This amount -- $2,812.50 -- is reduced by a negative market value adjustment of $421.88 (15% of $2,812.50) and a withdrawal charge of $140.62 (5% of $2,812.50) to provide the net payment of $2,250.

Administration Charges

Certificate Maintenance Charge. Each year GNA will deduct a certificate maintenance charge of $40 as partial compensation for the cost of providing all administrative services attributable to the Contracts and Certificates and the operations of the Separate Account and the Company in connection with the Contracts and Certificates. GNA will waive the charge if at the time of the assessment the Certificate Value is $40,000 or greater.

Prior to the Annuity Date, the certificate maintenance charge is deducted on December 31 of each year, except for the first Certificate Year when a pro-rata portion of the charge will be deducted on December 31. It is withdrawn from the Participant's interest in each Variable Sub-account and Fixed Guarantee Period in the same proportion that the Accumulation Value for each Variable Sub-account and the value of each Fixed Guarantee Period bears to the Certificate Value. If a full withdrawal of the Certificate's Withdrawal Value is made on a day other than December 31, the $40 certificate maintenance charge will be deducted from the amount paid. If the Annuity Date is not December 31, a pro-rata portion of the charge is deducted on the Annuity Date.

The amount of the certificate maintenance charge may be reduced or eliminated when sales of the Certificates are made to individuals, entities or groups of individuals in such a manner that results in savings of administration expenses. The entitlement to such a reduction or elimination of this charge will be determined by GNA considering the size and type of group and other circumstances which could result in reduced administrative expenses. In no event will reduction or elimination of the certificate maintenance charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

Administration Charge. A daily charge at an annual rate of 0.15% of the average daily value of each Variable Sub-account is deducted from each Variable Sub-account to reimburse GNA for administrative expenses. This asset-based administrative charge is not deducted from the Fixed MGA Account Value. The charge will be reflected in the Certificate Value as a proportionate reduction in the Accumulation Value for each Variable Sub-account. Because this administrative charge is a percentage of assets rather than a flat amount, larger Certificate Values will in effect pay a higher proportion of this charge than smaller Certificate Values.


Even though administrative expenses may increase, GNA guarantees that it will not increase the amount of the administration fees as to outstanding Certificates.


Mortality and Expense Risk Charge

The mortality risk assumed by GNA is the risk that Annuitants may live for a longer period of time than estimated. GNA assumes this mortality risk by virtue of annuity rates incorporated into the Contract which cannot be changed as to outstanding Certificates. This assures each Annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, GNA guarantees that if the Annuitant dies before the maturity date, it will pay a death benefit. (See "DEATH BENEFIT BEFORE ANNUITY DATE") The expense risk assumed by GNA is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.


To compensate it for assuming these risks, GNA deducts from each Variable Sub-account a daily charge at an annual rate of 1.25% of the average daily value of the Variable Sub-account. The mortality and expense risk charge is not assessed against the Fixed MGA Account Value. The charge will be reflected in the Certificate Value as a proportionate reduction in the Accumulation Value for each Variable Sub-account. The rate of the mortality and expense risk charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, GNA will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to GNA and will be available for any proper corporate purpose including, among other things, payment of distribution expenses.


Taxes

Any taxes, fees or assessments paid to a governmental entity relating to a Certificate will be deducted from purchase payments or the Certificate Value. GNA will determine when taxes have resulted from the investment experience of the Separate Account, GNA's receipt of purchase payments or the commencement of annuity payments. GNA may pay premium taxes when due and deduct that amount from the Certificate Value at a later date. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the Contract or Certificate and are subject to change by the legislature or other authority. (See "APPENDIX A: State Premium Taxes.")

FEDERAL TAX MATTERS

Introduction


The Contracts are designed for use in connection with retirement plans that do not qualify for special federal income tax treatment under the Internal Revenue Code (the "Code") and also with plans that qualify for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), Tax-Sheltered annuities, and deferred compensation plans of state and local governments and tax-exempt organizations. The ultimate effect of federal income taxes on Certificate Value, on annuity payments and on the economic benefit to the Participant, Annuitant or Beneficiary depends on GNA's tax status, on the type of retirement plan for which the Contract or Certificate is purchased and on the tax and employment status of the individual concerned. The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. This discussion is based on GNA's understanding of current federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of those laws or of the current interpretations by the Internal Revenue Service. GNA MAKES NO GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR CERTIFICATE OR ANY TRANSACTION INVOLVING THE CONTRACTS OR CERTIFICATES.

GNA's Tax Status

GNA is taxed as a life insurance company under the Internal Revenue Code. It owns all assets supporting its obligations under the Contracts, and any income earned on those assets is considered GNA's income. Since the operations of the Separate Account are a part of, and are taxed with, the operations of GNA, the Separate Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied to increase reserves under a Contract or Certificate. Since, under the Contracts, investment income and realized capital gains of the Separate Account are automatically applied to increase reserves, GNA does not anticipate that it will incur any federal income tax liability attributable to the Separate Account, and therefore it does not intend to make provision for any such taxes. If GNA is taxed on investment income or capital gains of the Separate Account, then it may impose a charge against the Separate Account in order to make provision for such taxes.

Tax Status of the Certificates


In General. Under existing provisions of the Code, except as described below, any increase in the Certificate Value is generally not taxable to the Participant or Annuitant until received, either in the form of annuity payments, as contemplated by the Contract, or in some other form of distribution. However, this rule applies only if (1) the Participant is an individual, (2) the investments of the Separate Account are "adequately diversified" in accordance with applicable Treasury Department regulations, and (3) GNA, rather than the Participant, is considered the owner of the assets of the Separate Account for federal tax purposes.

Non-Natural Owner. As a general rule, income accruing on deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person (i.e., an individual), must be reported currently by the owner. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for non-natural contract owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Qualified Contracts, (3) contracts purchased by employers upon the termination of certain Qualified Plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Diversification Requirements. For a contract other than a pension plan contract to be treated as an annuity for federal income tax purposes, the investments of the Separate Account that are allocable to the contract must be "adequately diversified" in accordance with Treasury Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Separate Account are "adequately diversified." If the Separate Account failed to comply with these diversification standards, a contract (other than a pension plan contract) would not be treated as an annuity contract for federal income tax purposes and the contract owner would be taxable currently on the excess of the contract value over the premiums paid for the contract.


Although GNA does not control the investments of the Portfolios, it expects that the Portfolios will comply with such regulations so that the Separate Account will be considered "adequately diversified."


Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, in 1986 the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a separate account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contracts and Certificates are generally similar to, but different in certain respects from, those described by the Service in Revenue Rulings in which it was determined that contract owners were not owners of separate account assets. For example, Participants have the choice of more investment options to which to allocate purchase payments than were available in such rulings. In addition, GNA does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. GNA does not expect that variable annuity contract owners would be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts, but reserves the right to modify the Contract and Certificates as necessary to attempt to prevent the Participants from being considered owners of the assets of the Separate Account.

Death Benefits. Furthermore, in order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Contract to provide that (a) if any owner dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the Annuity Date the entire interest in the Contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of the beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. GNA intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.


Other rules may apply to Contracts and Certificates issued in connection with Qualified Plans.

  THE FOLLOWING DISCUSSION ASSUMES THAT THE CERTIFICATES WILL QUALIFY AS ANNUITY
   CONTRACTS FOR FEDERAL INCOME TAX PURPOSES, THAT GNA WILL BE TREATED AS THE OWNER OF SEPARATE ACCOUNT ASSETS, AND THAT PARTICIPANTS ARE NATURAL PERSONS

Federal Tax Considerations


Withdrawals. In the case of a partial withdrawal or surrender under a Qualified Certificate under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the Participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of any individual under a Certificate which was not excluded from the individual's gross income. For Qualified Certificates, a Participant's "investment in the contract" can be zero. Special tax rules may be available for certain distributions under Qualified Certificates.


With respect to Nonqualified Certificates, partial withdrawals are generally treated as taxable income to the extent that the Certificate Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Although there is no definitive guidance on this subject, it appears that the Certificate Value immediately before a partial withdrawal must be increased by any positive market value adjustments that result from such a withdrawal.

In the case of a full withdrawal under a Nonqualified Certificate, under Section 72(e) amounts received are generally treated as taxable income to the extent the net amount received exceeds the "investment in the contract" at that time.


Annuity Payments. Although tax consequences may vary depending on the Annuity Payment Option elected under the Certificate, under Non-qualified Certificates
Section 72(b) generally provides that gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amounts as the investments in the contract bears to the expected return at the Annuity Date. Where annuity payments are made under a Qualified Certificate , the portion of each payment that is excluded from gross income will generally be equal to the total amount of any investment in the Certificate as of the Annuity Date, divided by the number of anticipated payments, which are determined by reference to the age of the Annuitant. In this respect (prior to recovery of the investment in the contract), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments or, under Qualified Certificates, the total number of anticipated payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

Penalty Tax on Certain Withdrawals. In the case of a distribution under a Nonqualified Certificate, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Participant attains age 59 1/2; (2) made as a result of death or disability of the Participant; or (3) received in substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or life expectancy of the Participant and a designated Beneficiary). In certain circumstances, other exceptions may apply. Other tax penalties may apply to certain distributions under a Qualified Certificate.


Taxation of Death Benefit Proceeds. Amounts may be distributed from a Certificate because of the death of a Participant or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the Certificate, as described above, or (2) if distributed under an Annuity Payment Option, they are taxed in the same manner as annuity payments, as described above.

Transfers, Assignments, or Exchanges of a Certificate. A transfer of ownership of a Certificate; the designation of an Annuitant, payee, or other beneficiary who is not also the Participant; the selection of certain Annuity Dates; or the exchange of a Certificate may result in certain tax consequences to Participants that are not discussed herein. The assignment, pledge, or agreement to assign or pledge any portion of the Certificate Value (and in the case of a Qualified Certificate any portion of an interest in the Qualified Plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. A Participant contemplating any transfer, assignment, or exchange of his or her interest under a Certificate should contact a competent tax adviser with respect to the potential tax effects of such a transaction.


Multiple Contracts. All nonqualified annuity contracts entered into after October 21, 1988 that are issued by GNA (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amounts includable in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.


Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. As of January 1, 1993, GNA is generally required to withhold on distributions under certain Qualified Contracts or Certificates.


Possible Tax Legislation. Although Congress is not now actively considering any proposal that would adversely impact the taxation of deferred annuities, there is no way of knowing if such legislation will be enacted at some future time, or the extent to which any change would be retroactive in effect (i.e., effective prior to the date of enactment).


Other Tax Consequences. As noted above, the foregoing discussion of the federal income tax consequences under the Certificates is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect GNA's understanding of current law and the law, or its interpretation by the Internal Revenue Service, may change. Federal estate and state and local income, estate, inheritance, and other tax consequences of ownership or receipt of distribution under a Contract or Certificate depend on the individual circumstances of each Participant or recipient of the distribution. A competent tax adviser should be consulted for further information.

Qualified Plans


The Contract or Certificates may be issued in connection with plans qualifying for special tax treatment under the Code. The tax rules applicable to Participants in such plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts and Certificates with such plans. Participants, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of plans in connection with which GNA will issue a Contract or Certificate. When issued in connection with such a plan, a Contract or Certificate will be amended as necessary to conform to the requirements of the Code.

Individual Retirement Annuities and Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). IRAs are subject to limits on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of plans qualifying for special tax treatment may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contracts and Certificates for use with IRAs may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Contract or Certificates thereunder for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Premiums excluded from gross income will be subject to FICA taxes. Purchasers using the Contracts or Certificates as Tax-Sheltered Annuities should seek competent advice as to eligibility, limitations on permissible amounts of premiums and tax consequences on distribution. Withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Participant attains age 59 1/2, upon the Participant's separation of service, upon the Participant's death or disability, or for an amount not greater than the total of such contributions in the case of hardship. Effective January 1, 1993, distributions under Tax-Sheltered Annuities are generally subject to mandatory income tax withholding. (At the present time, GNA will issue a Tax-Sheltered Annuity only when the funds are directly transferred from an existing Tax-Sheltered Annuity.)


Restrictions under the Texas Optional Retirement Program. Under applicable state law, Participants in the Texas Optional Retirement Program ("ORP") may withdraw their interest in an annuity contact issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education,
(2) retirement, or (3) death. A Participant in the ORP (or the Participant's estate if the Participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before distributions can be made.

Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if a Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Contract or Certificates in connection with such plans should seek competent advice.


Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the Contracts or Certificates are used in connection with an eligible plan in existence prior to August 20, 1996, employees are considered general creditors of the employer and the employer as owner of the Certificates has the sole right to the proceeds under the Contract until December 31, 1998, or such earlier date as may be established by plan amendment. Amounts deferred under a plan created on or after August 20, 1996, however, must be held in trust, custodial account or annuity contract for the exclusive benefit of plan participants and their beneficiaries. Generally, with respect to purchase payments made after February 28, 1986, a Contract or Certificate purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts or Certificates in connection with such plans should seek competent advice.


INVESTMENTS SUPPORTING THE FIXED GUARANTEE PERIODS

GNA's General Account assets must be invested in accordance with applicable state laws. These laws govern the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred stocks, real estate mortgages, real estate and certain other investments. All of GNA's General Account assets are available to meet its obligations under the Contracts.

Purchase payments received under the Contracts and Certificates and allocated to Fixed Guarantee Periods will be held in a "nonunitized" separate account established by GNA under the laws of Washington. A nonunitized separate account is a separate account in which the contract owner or participant does not participate in the performance of the assets through unit values or otherwise. Any favorable performance on the assets held in the separate account accrues solely to GNA's benefit. GNA reserves the right, subject to applicable state law, to transfer all assets allocated to the separate account to its General Account and to hold thereafter all assets supporting the Contract reserves and other Contract liabilities in its General Account. Regardless of whether such assets are held in a separate account or GNA's General Account, all benefits available to Participants under the Contracts are guaranteed by GNA, and all of its assets, except those assets GNA allocates to certain other separate accounts it uses for other contracts, support those guarantees.

GNA intends to invest assets supporting the Contract reserves and other Contract liabilities related to the Fixed Guarantee Periods, whether held in a separate account or its General Account, in securities that, in the aggregate, have characteristics, especially cash flow patterns, reasonably related to the characteristics of the liabilities under the Contract. GNA will primarily invest in investment-grade fixed income securities including:

   Securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government.

   Public and/or private placement corporate debt securities that have an investment grade rating at the time of purchase, within the four highest grades assigned by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

   Mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association or the Government National Mortgage Association, or that have an investment grade at time of purchase within the four highest ratings as described in the above paragraph.

   Commercial paper, cash or cash equivalents, and other short-term investments having a maturity of less than one year that are considered by GNA's management to have investment quality comparable to securities having the ratings stated above.

In addition, interest rate swaps, futures, options, rate caps and other hedging instruments may be used solely for non-speculative hedging purposes. Anticipated use of these financial instruments shall be limited to protecting the value of the assets supporting the Fixed Guarantee Periods, but use of such instruments may enhance yield.

ALTHOUGH THE FOREGOING GENERALLY DESCRIBES GNA'S INVESTMENT STRATEGY FOR THE ASSETS SUPPORTING GNA'S OBLIGATIONS UNDER THE FIXED PORTION OF THE CONTRACTS, GNA IS NOT OBLIGATED TO INVEST THOSE ASSETS ACCORDING TO ANY PARTICULAR STRATEGY EXCEPT AS MAY BE REQUIRED BY STATE INSURANCE LAWS NOR WILL THE GUARANTEED INTEREST RATES GNA ESTABLISHES BE DETERMINED BY THE PERFORMANCE OF THE NONUNITIZED SEPARATE ACCOUNT. THE INVESTMENT STRATEGIES FOR ASSETS SUPPORTING THE VARIABLE PORTION OF THE CONTRACTS ARE DESCRIBED IN THE ACCOMPANYING PROSPECTUSES OF THE FUNDS

MORE INFORMATION ABOUT GNA

History and Business

Great Northern Insured Annuity Corporation (GNA or the Company) was incorporated as a stock life insurance company organized under the laws of the State of Washington on June 4, 1980, and began writing business pursuant to licensing on October 15, 1980. On June 30, 1983, The Weyerhaeuser Company (Weyerhaeuser) acquired a controlling interest in GNA. In October 1984, GNA Corporation, a stock holding company, was formed to hold GNA's stock. Weyerhaeuser exchanged its shares of GNA stock for shares of GNA Corporation.

Pursuant to a Stock Purchase Agreement dated January 5, 1993, by and between Weyerhaeuser and General Electric Capital Corporation (GE Capital), 100% of the outstanding capital stock of GNA Corporation was sold to GE Capital effective April 1, 1993.


Effective July 14, 1993, GE Capital acquired 100% of the outstanding capital stock of United Pacific Life Insurance Company (United Pacific Life). GE Capital transferred controlling ownership of United Pacific Life to GNA. Subsequently, United Pacific Life's name was changed to General Electric Capital Assurance Company (GE Capital Assurance). GE Capital Assurance, a Delaware life insurer, is licensed in the District of Columbia, and all states except New York.

On February 1, 1990, GNA acquired 100% of the outstanding stock of First GNA Life Insurance Company of New York (First GNA). Subsequent to the acquisition of United Pacific Life, GNA merged First GNA with United Pacific Reliance Life Insurance Company of New York, a wholly-owned subsidiary of United Pacific Life. The merged company is 48% owned by GNA and 52% by GE Capital Assurance. Effective February 1, 1996, First GNA's name was changed to GE Capital Life Assurance Company of New York (GE Capital Life of New York). GE Capital Life of New York issues deferred and immediate annuities, life insurance and long-term care insurance in the state of New York.

Effective October 1, 1995, GNA was party to a reorganization involving GNA Corporation and certain of its life insurance company subsidiaries (herein referred to as the Reorganization). As part of the Reorganization, GNA became a wholly-owned subsidiary of GE Capital Assurance, and GE Capital Assurance became a wholly-owned subsidiary of GNA Corporation. Previously, all of GE Capital Assurance's voting common stock was owned by GNA. The Reorganization allows all life insurance company subsidiaries of GNA Corporation to file a consolidated federal tax return.

GNA is licensed in the District of Columbia and all states except New Hampshire and New York. GNA markets fixed-rate deferred annuities, immediate annuities and structured settlement immediate annuities primarily through banks, thrifts and other financial institutions.

Deferred Fixed Rate Annuities. The predominant form of deferred annuities require either single premium or flexible premium payments and have a minimum annual guaranteed crediting rate. After the initial guarantee period, the crediting rate may be changed periodically. The policy owner is permitted to withdraw all or part of the premium paid plus interest credited, less a surrender charge for withdrawals during the initial penalty period of one to eight years. The surrender charge is initially 5% to 8% of the contract value and decreases over the penalty period. Some deferred annuities provide for penalty-free partial withdrawals of the accumulated interest credited or up to 10% annually of the accumulation value. In 1996, the Company issued $354.4 million in deferred annuities. At December 31, 1996, deferred annuities comprised $5,317.6 million of total liabilities for future annuity and contract benefits.

Immediate Annuities. The Company's immediate annuities are designed to provide a series of periodic payments for a fixed length of time or for life, according to the annuitant's choice at the time of issue. Once the payments have begun, the amount, frequency and length of time for which they are payable are fixed. A primary form of immediate annuities, the structured settlement annuity, is usually sold as part of a settlement resulting from a personal injury or wrongful death claim to provide scheduled payments to an injured person or their dependents. Structured settlement annuities are generally long-term and cannot be surrendered. In 1996, the Company issued $227.3 million in immediate annuities. At December 31, 1996, immediate annuities comprised $697.4 million of total liabilities for future annuity and contract benefits.






GNA leases office space in Seattle, Washington. GNA is reimbursed by its subsidiaries and affiliates for rent based on direct and indirect allocation methods.


Selected Financial Data

The following selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus.



                                              Selected Financial Data
                                               (Dollars in millions)

                                                               Year ended December 31
-----------------------------------------------------------------------------------------------------------------------
                                     1996          1995          1995         1994         1994       1993      1992
-----------------------------------------------------------------------------------------------------------------------
                                               Pro forma                  Pro forma
                                              (unaudited)                (unaudited)
                                                  (1)                        (1)
Net investment income            $     462.5   $     444.5  $     784.7  $    391.6   $    837.8  $    579.8  $  406.4
Income before income taxes
   and minority interest                76.0          39.1         62.0        70.6        107.7        57.0      53.6
Net income                              51.1          26.7         26.3        44.0         47.5        34.1      33.6
Total assets                         7,120.0       6,926.5      6,926.5     6,578.0     13,100.2    13,160.1   5,973.9
Shareholder's interest,
   excluding net unrealized
   investment gain/(loss)              682.9         631.7        631.7       607.3        794.2       754.0     326.3
Net unrealized investment
   gain/(loss)                           7.0          29.9         29.9      (166.7)      (528.8)      (16.3)      (.5)
Total shareholder's interest           689.9         661.6        661.6       440.6        265.4       737.7     325.8


(1) Unaudited pro forma results reflect the Reorganization as if it had occurred at the beginning of the period.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(1) Results of Operations

GNA derives substantially all its income from earnings on investments offset by interest credited to policyholders of predominantly deferred and immediate annuities, operating expenses, acquisition costs and taxes. Funds received for the purchase of immediate annuities with life contingencies, including options elected under annuity contracts, are reported as premium income. Other income is primarily surrender fees on deferred annuity policies.


GNA's results of operations for the year ended December 31, 1996 include the accounts of GNA, as well as the Company's investment in GE Capital Life of New York, accounted for under the equity method. For the year ended December 31, 1995, GNA's results of operations include GE Capital Assurance and subsidiaries' results for the nine months ended September 30, 1995.

1996 Compared to 1995

Net investment income decreased $322.2 million to $462.5 million, of which $343.8 million relates to GE Capital Assurance and subsidiaries that were divested and are no longer included in the earnings of the Company as of October 1, 1995. The offsetting $21.6 million increase is primarily attributable to higher invested assets, the equity income of the Company's subsidiary, and the impact of higher interest rates resulting in higher reinvestment rates.

Net realized investment gains (losses) - Net realized investment gains were $3.1 million during 1996, compared to a $14.4 million loss in 1995. This change is related to the Company's asset/liability risk management and varies with market and economic conditions.

Premiums increased $22.9 million to $200.0 million. This increase primarily relates to greater recognition of premiums on GNA's life contingent structured settlement product, offset by the effects of the Reorganization of $9.4 million.

Interest credited on policyholder deposits decreased $166.5 million to $295.7 million. The decrease was primarily related to the Reorganization. Interest crediting rates remained relatively consistent with 1995.

Change in policy reserves increased $26.5 million to $201.0 million. Policy reserves related to life contingent products increased primarily from greater life contingent structured settlement premiums, offset by the effects of the Reorganization of $8.0 million.

Annuity and surrender benefits decreased $106.8 million to $29.9 million. Offsetting the effects of the Reorganization, which decreased benefits by $116.3 million, annuity and surrender benefits increased by $9.5 million, primarily due to payments on life contingent structured settlements benefits.

Commissions decreased $15.5 million to $27.4 million. The Reorganization accounted for $10.7 million of the decrease with the remaining decrease attributable to a lower sales of single premium deferred annuities.

General expenses decreased $34.7 million to $36.5 million. This decrease is primarily related to an accrual for guaranty association assessments of $20.4 million recorded in the fourth quarter of 1995. There was no significant additional accrual necessary during 1996. In addition, the effects of the Reorganization resulted in a $14.5 million decrease in general expenses.

Amortization of intangibles is a result of the GNA and GE Capital Assurance acquisitions. The Company established goodwill and present value of future profits (PVFP) assets in connection with the acquisitions. Amortization of goodwill is based on a 25 year life and amortization of PVFP is based on periodic estimates of realized and remaining gross profits. For the years ended December 31, 1996 and 1995, goodwill amortization was $1.5 million and $4.8 million, respectively, and net PVFP amortization was $32.4 million and $52.4 million, respectively. The decrease is primarily related to the fact that as result of the Reorganization, the amortization of the goodwill and PVFP balances of GE Capital Assurance are no longer included in the Company's earnings effective October 1, 1995.

Increase in deferred acquisition costs decreased $16.2 million to $26.7 million primarily as a result of lower commissions of $4.8 million and the effect of the Reorganization of $10.8 million.

Provision for income taxes. The effective tax rate for 1996 decreased from 39.5% to 32.8% primarily due to equity income of the Company's subsidiary and lower state taxes caused by the Reorganization.

Minority interest decreased $11.2 million to zero due to the fact that subsequent to the third quarter of 1995, after the effects of the Reorganization, there was no longer minority interest recorded in GNA's financial statements. The minority interest previously recorded represented GNA Corporation's proportional ownership of GE Capital Assurance.


1995 Compared to 1994




Net investment income decreased $53.1 million to $784.7 million. This is primarily related to the Reorganization described above, which reduced earning assets by $6,506.8 million. As a result of the Reorganization, net investment income excluded GE Capital Assurance and subsidiaries' fourth quarter net investment income of $114.7 million. The remaining $61.6 million increase is primarily attributable to higher invested assets and reinvestment of net investment proceeds in higher yielding securities.

Net realized investment gains (losses) - As part of the Company's asset/liability risk management, net realized investment losses were $14.4 million during 1995, compared to a $6.3 million gain in 1994.

Premiums increased $59.5 million to $177.1 million. This increase primarily relates to increased sales of GNA's structured settlement product of $67.3 million, introduced in June of 1994, offset by the effects of the Reorganization of $7.8 million.

Interest credited on policyholder deposits decreased $27.2 million to $462.2 million. The decrease was primarily related to the Reorganization as interest crediting rates remained relatively consistent with 1994.

Change in policy reserves increased $54.1 million to $174.5 million. Policy reserves related to life contingent products increased primarily from new structured settlement premiums and growth in annuitizations of life contingent products.

Annuity and surrender benefits decreased $24.2 million to $136.7 million. Offsetting the effects of the Reorganization, which decreased benefits by $40.8 million, annuity and surrender benefits increased by $16.6 million. This increase is due to structured settlements benefits and increased tax free exchanges.

Commissions decreased $9.9 million to $42.9 million. This decrease is primarily due to decreased product sales of $125.1 million to $987.4 million.

General expenses increased $24.4 million to $71.2 million. This increase is primarily related to an accrual for guaranty association assessments of $20.4 million recorded in the fourth quarter of 1995. These assessments levied by various state regulators help to ensure payments to policyholders of impaired or insolvent companies.


Amortization of intangibles is a result of the GNA and GE Capital Assurance acquisitions. The Company established goodwill and present value of future profits (PVFP) assets in connection with the acquisition. For the years ended December 31, 1995 and 1994, goodwill amortization was $4.8 million and $7.8 million, respectively. The decrease is primarily related to the fact that after the Reorganization, the goodwill balance of GE Capital Assurance was dividended out and the related amortization was not included in GNA's operations for the fourth quarter of 1995.

Net PVFP amortization for the years ended December 31, 1995 and 1994 was $52.4 million and $50.0 million, respectively.


Increase in deferred acquisition costs decreased $20.2 million to $42.9 million primarily as a result of lower commissions and an increase of $10.3 million in amortization of the related balance sheet account.

Provision for income taxes. The effective tax rate for 1995 decreased from 41.5% to 39.5% primarily due to lower state taxes caused by the Reorganization.

Minority interest decreased $4.3 million to $11.2 million primarily due to the fact that in the fourth quarter of 1995, after the effects of the Reorganization, there was no longer minority interest recorded in GNA's financial statements. The minority interest previously recorded represented GNA Corporation's proportional ownership of GE Capital Assurance.




(2) Liquidity and Capital Resources


The Company's liquidity requirements are met by funds from operations and investment activity. Premiums and policyholder deposits are invested in assets that generally have durations similar to the Company's liabilities. Funds from investment activity included principal and interest payments from the bond and mortgage portfolio as well as sales, calls and maturities of certain securities. As of December 31, 1996, investments subject to certain call provisions totaled $128.6 million; and mortgage-backed securities subject to prepayment risk totaled $1,863.9 million.

The Company is restricted by Washington State as to the amount of dividends it may pay within a given calendar year to its parent without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the statutory surplus at the end of the year, subject to a maximum equal to statutory earned surplus. As of December 31, 1996, approximately $66.0 million was available for dividend payments in 1997.





Investments


Fixed Maturities. The Company's assets must be invested in accordance with requirements of applicable state laws and regulations regarding the nature and quality of investments that may be made by life insurance companies and the percentage of its assets that may be held in certain types of investments. At December 31, 1996, approximately 38.0% of the fixed maturities were in corporate issues, U.S. Treasuries, and other foreign securities with expected maturities within five years. Another 35.4% is invested in securities backed by residential mortgages. At December 31, 1996, the Company did not hold any fixed maturity securities, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of shareholder's interest before net unrealized investment gains (losses). Approximately 23.5%, 16.9% and 6.3% of the portfolio were concentrated in the manufacturing, financial and utility industries, respectively. As of December 31, 1996, .8% of the Company's portfolio was rated below investment grade and no bonds were in default as to interest and principal.

All of the Company's fixed maturities were designated as available-for-sale at December 31, 1996 and 1995. Accordingly, such investments were reported at fair value. Unrealized gains and losses, net of the effects of present value of future profits, deferred acquisition costs and deferred taxes, have been included in shareholder's interest as of December 31, 1996 and 1995. At December 31, 1996 and 1995, shareholder's interest included net unrealized gains of $7.0 and $29.9 million, respectively, a difference primarily due to an decrease in the fair value of fixed maturities, principally resulting from higher interest rates.


Mortgage-backed securities are subject to risks associated with variable prepayments. This may result in these securities having a different actual maturity than planned at the time of purchase. Prepayment speeds are generally dependent on the relative sensitivity of the underlying mortgages backing the assets to changing interest rates and the repayment priority of the securities in the overall securitization structure. Under certain circumstances, the Company has purchased higher risk securities which do not compromise the safety of the general portfolio, but rather serve to mitigate the Company's risk exposure to changing interest rates. There are negligible default risks in the mortgage-backed securities portfolio as a whole, as the vast majority of the assets are either guaranteed by U.S. government sponsored entities or are supported in the securitization structure by junior securities enabling the assets to achieve high investment grade status.


Mortgage Loans. At December 31, 1996, the mortgage loan portfolio consisted of 1,044 mortgage loans on commercial real estate properties, 46% of which are located in California. The loans, which were originated through a network of mortgage bankers, were made only on completed, leased properties and have loan-to-value ratios at the date of origination of less than 75%. GNA does not engage in construction lending or land loans. Nonearning and reduced earning receivables decreased to $14.3 million at December 31, 1996, compared with $16.2 million at year-end 1995.






Other Invested Assets. The Company's other invested assets consist of GNA's equity investment in GE Capital Life of New York of $121.0 million and investments in mutual fund portfolios offered in conjunction with the deferred variable annuity of $40.7 million.


Competition


The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are numerous stock, mutual and other types of insurers in the life insurance business in the United States, a significant number of which are substantially larger than GNA. As of December 31, 1996, the Company has 480 employees. In addition, the Company has 68 retail sales agents selling the Company's products through an affiliated company, GNA Insurance Services, Inc. The number of retail sales agents decreased significantly during 1996 as a result of several banks internalizing sales forces.

A.M. Best has assigned to GNA an A + (Superior) rating. Duff & Phelps has reaffirmed the Company's AA (Very High) rating, and Standard & Poor's has reaffirmed an AA (Excellent) rating based on the Company's high claims paying ability and excellent asset quality.


Government Regulation

GNA is subject to the laws of the State of Washington governing insurance companies and to the regulations of the Washington Insurance Department. In addition, GNA is subject to regulation under the insurance laws of other jurisdictions in which the Company operates. Regulation by other supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company's books and accounts are subject to review by each Insurance Department and other supervisory agencies at all times, and GNA files annual statements with these agencies. A full examination of the Company's operations is conducted periodically by various Insurance Departments and may include the participation of the insurance departments of other states in which GNA conducts business. Recent examinations have not resulted in significant findings.

In addition, many states regulate affiliated groups of insurers (including GNA) under insurance holding company legislation. Under such laws, intercompany transactions, including transfers of assets and dividend payments from insurance subsidiaries, may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved. Due to the Company's volume of California business, GNA is considered a California commercially domiciled insurer under California insurance holding company law.

The National Association of Insurance Commissioners (NAIC) has adopted Risk-Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality,
(ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of its operations, the Company monitors the level of its RBC and it exceeds the minimum required levels.


Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. GNA has estimated assessments related to known insolvencies, and has recorded a liability of $34.4 million at December 31, 1996 related to this estimated liability. The amount of any future assessments related to future insolvencies under these laws, however, cannot be reasonably estimated. Most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance and investment products sold by the Company and the taxation impact on the relative desirability of various investment vehicles.


New Accounting Standards


New accounting standards include Statement of Financial Accounting Standards
(SFAS) No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Among other things, the new statement distinguishes transfers of financial assets that are sales from transfers that are secured borrowings, based on control of the transferred assets. SFAS No. 125 is effective for transfers of financial assets occurring after December 31, 1996 and its adoption will not have a material effect on the financial position or results of operations of GNA.


EXECUTIVE OFFICERS AND DIRECTORS



                                      Position with GNA(1) and
   Name   (Age)                  Principal Occupation for Last Five Years
   ------------                  ----------------------------------------
Geoffrey S. Stiff            Director of GNA since 1994.  President and Chief Executive Officer of GNA since
(45)                         1997.  Senior Vice President and Chief Financial Officer of since 1993 - 1996.
                             Vice President, Chief Financial Officer and Director of Employers Reinsurance
                             Corporation 1987-93.

Stephen P. Joyce             Director and Senior Vice President of GNA since 1995.  Vice President, Business
(41)                         Development, GE Capital Corporation 1991- Current.  President, Monogram Retailer
                             Credit, 1990-1993.

Charles A. Kaminski          Director since 1994 and Senior Vice President of GNA since 1993. Vice President of
(48)                         Investments of GNA 1992-93.

Victor C. Moses              Director since 1994 and Senior Vice President since 1992. Chief Actuary of GNA
(49)                         since 1993. Chief Financial Officer of GNA 1991-93.

Kenneth F. Starr             Director since 1994 and Senior Vice President of GNA since 1993. Vice President of
(47)                         GNA 1982-93.

Marilee Byers                Senior Vice President of GNA since 1996.  Formerly, Senior Vice President, Pacific
(44)                         Mutual Life Insurance Company, 1988 - 1996.

Debora Dyer Horvath          Senior Vice President and Chief Information Officer of GNA since 1995.  Vice
(42)                         President of GNA 1993-95.  Manager, GE Lighting 1982-93.

Marycatherine Yeagley        Senior Vice President of GNA since 1995.  Vice President of GNA 1990-95.
(49)

John W. Attey                Vice President, Counsel and Secretary of GNA since 1995. Associate Counsel and
(37)                         Assistant Vice President of GNA 1989-1994.

Steven M. Callahan           Vice President of GNA since 1996.  Vice President/Manager of AMEX Life Assurance
(39)                         Company (now General Electric Capital Assurance Company, GNA's parent company)
                             since 1982.

Thomas W. Casey              Chief Financial Officer of GNA since 1996. Vice President of GNA since 1993.
(34)                         Technical Adviser, GE Capital Corporation 1992-93.

Scott Curtis                 Vice President of GNA since 1996.  Sales and Marketing Manager/Director of GNA
(34)                         1990-96.

Stephen N. DeVos             Vice President and Controller of GNA since 1996.
(36)                         Technical Advisor, GE Capital Corporation 1994-96.
                             Manager, Coopers & Lybrand 1986-94.

James Hedreen                Vice President of GNA since 1996.  Assistant Vice President of GNA 1994-96.
(33)                         Manager of GNA 1993-94.  Assistant Vice President of Merrill Lynch Insurance Group
                             1991-93.



                                             Position with GNA(1) and
     Name  (Age)                     Principal Occupation for Last Five Years
     -----------                     ----------------------------------------
Pamela A. Hughes             Vice President of GNA since 1992.  Regional Marketing Director of GNA 1986-92.
(37)

Jeffrey I. Hugunin           Treasurer of GNA since 1994.  Vice President and Treasurer of Federal Home Life
(34)                         Insurance Company and it subsidiaries since 1992.  General Accounting Manager HBJ
                             Insurance Companies 1987-92.

Bill Koski                   Vice President of GNA since 1995.  Assistant Vice President of GNA from 1989-1995.
(43)

Craig F. Likkel              Vice President and Actuary of GNA since 1995.  Consulting Actuary - Milliman and
(43)                         Robertson, Inc. 1991-1995.

Laurence M. Richmond         Vice President of GNA since 1986.
(49)

J. Michael Singleton         Vice President of GNA since 1985.
(56)

Chris Shumate                Vice President of GNA since 1996.  President of GE Capital Assignment Corporation
(48)                         since 1995 and Executive Vice President from 1993-1995.  Broker, Kidder, Peabody &
                             Co., Inc., 1991-1992.

Patricia C. Vaselakos        Vice President of GNA since 1994. Program and Regional Marketing Director of GNA
(42)                         1990-94


Edward J. Wiles, Jr.         Vice President, Counsel and Assistant Secretary of GNA since 1989.
(49)


(1) Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified.

Executive Compensation

     GNA's Executive Officers may also serve as officers of one or more of GNA's affiliated companies. In those cases allocations have been made as to each such individual's time devoted to his duties as an executive officer of GNA and its subsidiaries. The following table shows the compensation paid or awarded to, or earned by, based on these allocations, GNA's Chief Executive Officer and its four most highly compensated Executive Officers other than the Chief Executive Officer.


                           Summary Compensation Table

          Annual Compensation
          -------------------
                Name and                                                        Other Annual         Long Term
           Principal Position               Year         Salary      Bonus     Compensation(1)     Compensation(2)
           ------------------               ----         ------     -------    ---------------     ---------------
Geoffrey S. Stiff                           1996         $53,718    $31,700              $9,384                 -0-
   President and Chief Executive            1995          50,558     26,945                 255                 -0-
   Officer                                  1994          48,666     23,775               5,807                 -0-
Patrick E. Welch                            1996          33,189     14,539              18,954              20,254
   President and Chief Executive            1995         141,960     52,500               4,246              77,550
   Officer                                  1994         119,700     39,900               3,136              72,200
Marycatherine Yeagley                       1996          53,666     26,520              26,730                 -0-
  Senior Vice President, Human              1995          55,563     24,000               5,282                 -0-
   Resources                                1994          42,000     16,000               3,245                 -0-
Steven M. Callahan                          1996         124,776      46230               24842                 -0-
    Vice President
Laurence M. Richmond                        1996          71,092     26,975              58,308              10,375
     Vice President                         1995          99,000     36,000               5,499              15,000
                                            1994          64,000     26,000               3,976              10,000
J. Michael Singleton                        1996         104,813     37,100              44,149              17,500
    Vice President                          1995          85,200     27,600               5,685                 -0-
                                            1994          74,250     22,000               3,911                 -0-

* Patrick E. Welch resigned his positions with GNA effective December 13, 1996, and Geoffrey S. Stiff assumed those responsibilities and became President and Chief Executive Officer effective December 16, 1996.


(1) Other annual compensation includes car allowance, car expense reimbursement, group term life insurance premiums and moving expense reimbursement.


(2) Not included in the above table is an annuity plan available to certain of GNA's officers which provides for annual payments for a ten year period in the amount of $25,000 after the completion of ten years of employment following the date of the award. The following officers listed in the Summary Compensation Table above have received awards payable as follows:
     Patrick E. Welch - $50,000 commencing August 1, 1993; Laurence M. Richmond
     - $25,000 commencing December 1, 1993; James M. Singleton - $25,000 commencing January 1, 1996; and Marycatherine Yeagley - $25,000 commencing January 1, 2000, and $25,000 commencing May 1, 2005. An officer's interest in the plan benefits vests at a rate of 10% ($2500) for each year following the date of the award. If an officer dies during the vesting period, his or her estate will receive 100% of the annual payment beginning on the commencement date. If an officer otherwise terminates employment during the vesting period, he or she will be entitled to receive at the commencement date only the vested portion of the plan benefit as of the date of termination.

In connection with the acquisition by GE Capital of all of the outstanding stock of GNA Corporation, The Weyerhaeuser Company, at no cost to GNA, made commitments to certain of GNA's officers, including each of the officers listed in the above table except Geoffrey S. Stiff and Steve Callahan, for a bonus to be paid if the officer were still employed by GNA on April 15, 1994 (one year from the closing date of the acquisition). Each of the eligible officers listed above received the bonus.


No Executive Officer participates in the formulation of his or her compensation. The compensation of Executive Officers is determined by the compensation committee at GNA and the individual to whom the Officer reports and is approved by the parent company of GNA Corporation.

GENERAL MATTERS

Performance Data

From time to time the Separate Account may publish advertisements containing performance data relating to its Variable Sub-accounts. Performance data will consist of total return quotations, which will always include quotations for recent one year and, when applicable, five and ten year periods and, where less than five or ten years, for the period subsequent to the date each Variable Sub-account first became available for investment. Such quotations for such periods will be the average annual rates of return required for an initial purchase payment of $1,000 to equal the actual Certificate Value attributable to such purchase payment on the last day of the period, after reflection of all charges. Performance figures used by the Separate Account are based on the actual historical performance of its Variable Sub-accounts for specified periods, and the figures are not intended to indicate future performance. More detailed information on the computations is set forth in the Statement of Additional Information.

Financial Statements

Financial statements of the Company are included in this Prospectus. Financial statements of the Separate Account are included in the Statement of Additional Information.

Restrictions Under the Texas Optional Retirement Program

Section 36.105 of the Texas Education Code permits Participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a Participant in the ORP, or the Participant's estate if the Participant has died, will be required to obtain a certificate of termination from the employer or a certificate of death before the Certificate can be terminated. The foregoing restrictions on withdrawal do not apply in the event a Participant in the ORP transfers the Certificate Value to another contract or another qualified custodian during the period of participation in the ORP.

Distribution of Contracts

GNA has entered into an agreement with GNA Distributors, Inc. pursuant to which GNA Distributors, Inc. will act as the principal underwriter of the Contracts and use its best efforts to promote the sale of the Contracts and Certificates thereunder. GNA Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). GNA Distributors, Inc. will arrange for distribution of the Contracts and Certificates primarily by other broker-dealers registered under the 1934 Act and members of the NASD, including GNA Securities, Inc. Sales of the Contracts and Certificates will be made by registered representatives of such broker-dealers (or individuals not otherwise required to be registered) who are also licensed insurance agents, either individually or through various licensed insurance agencies. GNA or GNA Distributors, Inc. will pay a commission up to a maximum of six and one-fourth percent (6.25%) of each premium payment. In some instances there may also be paid a commission based on reinvested premium and/or Certificate Value on a certain date. GNA Distributors, Inc.
and GNA  Securities,  Inc. are wholly owned  subsidiaries  of GNA Corporation.

Legal Proceedings


There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against GNA of which the Company has any knowledge.


Legal Matters

Certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contracts and Certificates have been passed upon by Messrs. Jones & Blouch L.L.P., 1025 Thomas Jefferson Street NW, Suite 405 West, Washington, DC 20007-0805. The organization of GNA and its authority to issue the Contracts and the validity of the form of the Contracts have been passed upon by J. Neil McMurdie, Associate Counsel and Assistant Vice President of GNA.

Experts


GNA's consolidated financial statements for the years ended December 31, 1996, 1995 and 1994 included in this Prospectus have been audited by GNA's independent public accountants, KPMG Peat Marwick LLP, as indicated in its report with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The Separate Account's financial statements for the year ended December 31, 1996, have been audited by KPMG Peat Marwick LLP, as indicated in their report with respect thereto, and are included in the Statement of Additional Information in reliance upon the authority of said firm as experts in accounting and auditing.


Registration Statements

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended with respect to the Contracts. This Prospectus does not contain all information set forth in the registration statements, their amendments and exhibits, to all of which reference is made for further information concerning us and the Contracts. Statements contained in this Prospectus as to the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed in the registration statements.

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents

                                Page
Performance Data..............   2

Services......................   4
     Servicing Agent..........   4
     Principal Underwriter....   4

Financial Statements..........   4

APPENDIX A

State Premium Taxes

Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                  TAX RATE
                          ----------------------------
                         QUALIFIED         NONQUALIFIED
STATE                   Contracts            Contracts
-----                   -----------          ---------
ALABAMA...........         1.00%                1.00%
CALIFORNIA........          .50%                2.35%
DISTRICT OF
  COLUMBIA........         2.25%                2.25%
KANSAS............          .00                 2.00%
KENTUCKY..........         2.00%                2.00%
MAINE.............          .00                 2.00%
MISSISSIPPI.......          .00                 2.00%
NEVADA............          .00                 3.50%
NORTH
  CAROLINA........          .00                 1.90%
PUERTO RICO.......         1.00%                1.00%
SOUTH DAKOTA......          .00                 1.25%
WEST VIRGINIA.....         1.00%                1.00%
WYOMING...........          .00                 1.00%

APPENDIX B

Examples of Market Value Adjustments

The table below is designed to show the impact of the market value adjustment and withdrawal charge on a single premium of $10,000. It assumes the premium is allocated to a Sub-account with a 10-year Guarantee Period with a guaranteed rate of interest of 5%.

The market value adjustments are based on interpolated current interest rates (defined in the Contract as "C") of 3%, 5% and 7%. The Net Sub-account Values shown in the table are the maximum amounts available as cash withdrawals. Withdrawal charges shown are based on the withdrawal charge table set forth under "Charges and Deductions--Withdrawal Charges" in the Prospectus. The withdrawal charges shown also assume no partial withdrawals have been made, and thus the 10% free partial withdrawal is available. Values shown in the table have been rounded to the nearest dollar, and therefore the figures under the Net Sub-account Value columns may not equal the sum of corresponding figures under the Sub-account Value, Market Value Adjustment and Withdrawal Charge columns.

The five percent guaranteed interest rate assumed in the table is used for purposes of illustration only and should not be considered a representation of the interest rate GNA will guarantee for 10-year Guarantee Periods. Further, the three, five and seven percent interest rates on which the figures in the table have been based should not be considered a prediction as to the extent the current rates GNA uses may vary over the ten year period assumed in the table.

VARIABLE ANNUITY FIXED MGA ACCOUNT



                               Market Value Adjustments, Withdrawal Charges and Net Sub-account Values for a
                               10-year Sub-account With a Guaranteed Interest Rate of 5% Based on Interpolated
                                                     Current Interest Rates of:

  End of              Market           Net     Market          Net      Market            Net
  Certifi-   Sub-     Value    With-   Sub-    Value   With-   Sub-     Value     With-   Sub-
   cate      account  Adjust-  drawal  account Adjust- drawal  account  Adjust-  drawal  account
   Year      Value    ment     Charge  Value    ment   Charge  Value    ment     Charge  Value
  -------    ------   -----    ------  ------  ------  ------ ------   -------  -------  -------
     1       10,500   1,984     448    12,037    0      448   10,053   (1,640)    448    8,413
     2       11,025   1,834     445    12,414    0      445   10,580   (1,545)    445    9,035
     3       11,576   1,668     354    12,891    0      354   11,223   (1,432)    354    9,790
     4       12,155   1,487     264    13,378    0      264   11,892   (1,301)    264    10,590
     5       12,763   1,288     174    13,877    0      174   12,588   (1,149)    174    11,439
     6       13,401   1,072      0     14,473    0       0    13,401     (974)      0    12,427
     7       14,071    836       0     14,907    0       0    14,071     (774)      0    13,297
     8       14,775    579       0     15,354    0       0    14,775     (547)      0    14,227
     9       15,513    301       0     15,815    0       0    15,513     (290)      0    15,223
    10       16,289     0        0     16,289    0       0    16,289        0       0    16,289

The formulas used in determining the amounts shown in the above table are as follows:


(1)  Market Value Adjustment Factor (MVAF) = (1 + Guaranteed Interest Rate) n/365 -1
                                              ----------------------------
                                              1 + Current Interest Rate

(2) Maximum Free Withdrawal Amount (MFW) = 10% of current Sub-account Value. MFW is subject to MVA but not to withdrawal charge.

(3)   Market Value Adjustment (MVA) = [(Sub-Account Value) x MVAF].

(4)   Withdrawal Charge (WC) = [(Premium - MFW) x Withdrawal Charge Percent].

(5)   Net Sub-Account Value = [(Sub-Account Value + MVA-WC)]

                              FINANCIAL STATEMENTS

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                    Contents




                                                                                               Page
     Consolidated Financial Statements:                                                        ----
              Great Northern Insured Annuity Corporation and Subsidiaries
                  Independent Auditors' Report.................................................
                  Consolidated Balance Sheets as of December 31, 1996 and 1995.................
                  Consolidated Statements of Income for the Years Ended
                    December 31, 1996, 1995 and 1994...........................................
                  Consolidated Statements of Shareholder's Interest for the
                    Years Ended December 31, 1996, 1995 and 1994...............................
                  Consolidated Statements of Cash Flows for the Years
                    Ended December 31, 1996, 1995 and 1994.....................................
                  Notes to Consolidated Financial Statements...................................

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Great Northern Insured Annuity Corporation:

     We have audited the accompanying consolidated balance sheets of Great Northern Insured Annuity Corporation and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's interest, and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Great Northern Insured Annuity Corporation and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Seattle, Washington
January 17, 1997

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995
             (DOLLAR AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                ASSETS                                                      1996        1995
-------------------------------------------------------------------------------------------------------   --------    --------
Investments:
  Fixed maturities, at fair value (amortized cost of $5,254.4 in 1996 and $4,942.2 in 1995.............   $5,270.1    $5,064.6
  Mortgage loans, net of valuation allowance of $35.6 in 1996 and $35.3 in 1995........................    1,159.7     1,282.4
  Policy loans.........................................................................................        3.3         3.9
  Short-term investments...............................................................................        3.9        28.1
  Other invested assets................................................................................      161.7       165.1
                                                                                                          --------    --------
     Total investments.................................................................................    6,598.7     6,544.1
Cash...................................................................................................        2.3         1.9
Accrued investment income..............................................................................      112.2        85.6
Deferred acquisition costs.............................................................................      129.6        88.8
Intangible assets......................................................................................      181.0       156.3
Deferred income tax benefit............................................................................       19.1          --
Other assets...........................................................................................       44.4        32.2
Separate account assets................................................................................       32.7        17.6
                                                                                                          --------    --------
     Total assets......................................................................................   $7,120.0    $6,926.5
                                                                                                          --------    --------
                                                                                                          --------    --------

                                LIABILITIES AND SHAREHOLDER'S INTEREST
-------------------------------------------------------------------------------------------------------
Liabilities:
  Future annuity and contract benefits.................................................................   $6,075.1    $5,977.9
  Policy and contract claims...........................................................................       96.8        89.5
  Other policyholder liabilities.......................................................................       48.1        73.6
  Deferred income tax liability........................................................................         --         2.2
  Accounts payable and accrued expenses................................................................      177.4       104.1
  Separate account liabilities.........................................................................       32.7        17.6
                                                                                                          --------    --------
     Total liabilities.................................................................................    6,430.1     6,264.9
Shareholder's interest:
  Common stock, $100 par value. Authorized, issued and outstanding 25,000 shares.......................        2.5         2.5
  Additional paid-in capital...........................................................................      542.0       541.9
  Net unrealized investment gain.......................................................................        7.0        29.9
  Retained earnings....................................................................................      138.4        87.3
                                                                                                          --------    --------
     Total shareholder's interest......................................................................      689.9       661.6
                                                                                                          --------    --------
     Total liabilities and shareholder's interest......................................................   $7,120.0    $6,926.5
                                                                                                          --------    --------
                                                                                                          --------    --------

          See accompanying notes to consolidated financial statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                                                                     1996      1995      1994
                                                                                                    ------    ------    ------
Revenues:
  Net investment income..........................................................................   $462.5    $784.7    $837.8
  Net realized investment gains (losses).........................................................      3.1     (14.4)      6.3
  Premiums.......................................................................................    200.0     177.1     117.6
  Surrender fee and other income.................................................................      8.1      16.7      11.2
                                                                                                    ------    ------    ------
     Total revenues..............................................................................    673.7     964.1     972.9
                                                                                                    ------    ------    ------
Benefits and expenses:
  Interest credited..............................................................................    295.7     462.2     489.4
  Change in policy reserves......................................................................    201.0     174.5     120.4
  Annuity and surrender benefits.................................................................     29.9     136.7     160.9
  Commissions....................................................................................     27.4      42.9      52.8
  General expenses...............................................................................     36.5      71.2      46.8
  Amortization of intangibles, net...............................................................     33.9      57.5      58.0
  Increase in deferred acquisition costs, net....................................................    (26.7)    (42.9)    (63.1)
                                                                                                    ------    ------    ------
     Total benefits and expenses.................................................................    597.7     902.1     865.2
                                                                                                    ------    ------    ------
     Income before income taxes and minority interest............................................     76.0      62.0     107.7
Provision for income taxes.......................................................................     24.9      24.5      44.7
                                                                                                    ------    ------    ------
     Income before minority interest.............................................................     51.1      37.5      63.0
Minority interest................................................................................       --      11.2      15.5
                                                                                                    ------    ------    ------
     Net income..................................................................................   $ 51.1    $ 26.3    $ 47.5
                                                                                                    ------    ------    ------
                                                                                                    ------    ------    ------

          See accompanying notes to consolidated financial statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF SHAREHOLDER'S INTEREST

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                                                                UNREALIZED
                                                               COMMON STOCK       ADDITIONAL    INVESTMENT
                                                            ------------------     PAID-IN        GAINS       RETAINED
                                                            SHARES     AMOUNT      CAPITAL       (LOSSES)     EARNINGS
                                                            ------    --------    ----------    ----------    --------
Balances at December 31, 1993............................   25,000    $   2.5      $  726.7      $  (16.3)     $ 24.8
     Net income..........................................       --         --            --            --        47.5
     Purchase price adjustments..........................       --         --          (7.3)           --          --
     Net unrealized investment losses....................       --         --            --        (512.5)         --
                                                            ------    --------    ----------    ----------    --------
Balances at December 31, 1994............................   25,000        2.5         719.4        (528.8)       72.3
     Net income..........................................       --         --            --            --        26.3
     Dividend of GE Capital Assurance....................       --         --        (175.2)           --       (11.3)
     Purchase price adjustments..........................       --         --          (2.3)           --          --
     Net unrealized investment gains.....................       --         --            --         558.7          --
                                                            ------    --------    ----------    ----------    --------
Balances at December 31, 1995............................   25,000        2.5         541.9          29.9        87.3
     Net income..........................................       --         --            --            --        51.1
     Purchase price adjustments..........................       --         --            .1            --          --
     Net unrealized investment losses....................       --         --            --         (22.9)         --
                                                            ------    --------    ----------    ----------    --------
Balances at December 31, 1996............................   25,000    $   2.5      $  542.0      $    7.0      $138.4
                                                            ------    --------    ----------    ----------    --------
                                                            ------    --------    ----------    ----------    --------


                                                                 TOTAL
                                                             SHAREHOLDER'S
                                                               INTEREST
                                                           -----------------
Balances at December 31, 1993............................       $ 737.7
     Net income..........................................          47.5
     Purchase price adjustments..........................          (7.3)
     Net unrealized investment losses....................        (512.5)
                                                               --------
Balances at December 31, 1994............................         265.4
     Net income..........................................          26.3
     Dividend of GE Capital Assurance....................        (186.5)
     Purchase price adjustments..........................          (2.3)
     Net unrealized investment gains.....................         558.7
                                                               --------
Balances at December 31, 1995............................         661.6
     Net income..........................................          51.1
     Purchase price adjustments..........................            .1
     Net unrealized investment losses....................         (22.9)
                                                               --------
Balances at December 31, 1996............................       $ 689.9
                                                               --------
                                                               --------

          See accompanying notes to consolidated financial statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                                                                1996         1995        1994
                                                                                              ---------    --------    --------
Cash flows from operating activities:
  Net income...............................................................................   $    51.1    $   26.3    $   47.5
                                                                                              ---------    --------    --------
  Adjustments to reconcile net income to net cash provided by operating activities:
     Minority interest.....................................................................          --        11.2        15.5
     Equity in earnings of GE Capital Life of New York.....................................        (7.6)       (1.3)         --
     Increase in future policy benefits....................................................       496.7       636.7       609.8
     Net realized investment (gains) losses................................................        (3.1)       14.4        (6.3)
     Amortization of investment premiums and discounts.....................................        27.7        61.4        83.6
     Amortization of intangibles...........................................................        33.9        57.5        58.0
     Deferred income tax provision (benefit)...............................................       (10.4)        4.0        30.2
     Change in certain assets and liabilities:
       Decrease (increase) in:
          Accrued investment income........................................................       (26.6)       (6.5)        6.5
          Deferred acquisition costs.......................................................       (26.7)      (42.9)      (63.1)
          Other assets.....................................................................       (12.4)       12.6       (10.7)
       Increase (decrease) in:
          Other policyholder liabilities...................................................       (25.5)      (25.7)      122.7
          Accounts payable and accrued expenses............................................        73.3        24.1       (13.0)
                                                                                              ---------    --------    --------
          Total adjustments................................................................       519.3       745.5       833.2
                                                                                              ---------    --------    --------
          Net cash provided by operating activities........................................       570.4       771.8       880.7
                                                                                              ---------    --------    --------
Cash flows from investing activities:
  Proceeds from investments in fixed maturities and real estate............................       868.2     1,735.6     1,970.8
  Principal collected on mortgage loans....................................................       163.9       124.4        93.1
  Purchases of fixed maturities............................................................    (1,199.5)   (1,846.5)   (2,413.7)
  Mortgage loan originations...............................................................       (42.3)     (159.9)     (389.2)
  Dividends received.......................................................................         7.5         7.1          --
                                                                                              ---------    --------    --------
          Net cash used in investing activities............................................      (202.2)     (139.3)     (739.0)
                                                                                              ---------    --------    --------
Cash flows from financing activities:
  Proceeds from issue of investment contracts..............................................       415.6       810.3       994.9
  Redemption and benefit payments on investment contracts..................................      (807.6)   (1,469.2)   (1,220.6)
  Cash distributed in conjunction with dividend of GE Capital Assurance....................          --       (31.5)         --
  Short-term borrowings....................................................................          --          --        (5.0)
                                                                                              ---------    --------    --------
          Net cash used in financing activities............................................      (392.0)     (690.4)     (230.7)
                                                                                              ---------    --------    --------
          Net decrease in cash and cash equivalents........................................       (23.8)      (57.9)      (89.0)
Cash and cash equivalents at beginning of year.............................................        30.0        87.9       176.9
                                                                                              ---------    --------    --------
Cash and cash equivalents at end of year...................................................   $     6.2    $   30.0    $   87.9
                                                                                              ---------    --------    --------

          See accompanying notes to consolidated financial statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994

                          (DOLLAR AMOUNTS IN MILLIONS)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) BASIS OF PRESENTATION

     These consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP) for stock life insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Insurance Commissioner of the State of Washington, where Great Northern Insured Annuity Corporation (GNA or the Company) is domiciled. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

     Certain reclassifications have been made to the 1995 and 1994 consolidated financial statements to conform to the 1996 presentation. These reclassifications have no effect on reported net income or shareholder's interest.

  (B) ACQUISITIONS

     Effective April 1, 1993, General Electric Capital Corporation (GE Capital), all of whose common stock is indirectly owned by General Electric Company, completed the acquisition of GNA's parent company, GNA Corporation. Effective July 14, 1993, GE Capital acquired 100% of the issued and outstanding capital stock of United Pacific Life Insurance Company and four of its seven wholly-owned subsidiaries (collectively, the Acquisitions). During 1994, United Pacific Life Insurance Company was renamed General Electric Capital Assurance Company (GE Capital Assurance).

  (C) REORGANIZATION

     Effective October 1, 1995, the Company was party to a reorganization (the Reorganization) involving GNA Corporation and certain of its life insurance company subsidiaries. The Reorganization allows all life insurance company subsidiaries of GNA Corporation to file a consolidated federal tax return.

     Prior to the Reorganization, GE Capital Assurance's voting common stock was owned by GNA and its preferred and nonvoting common stock was owned by GNA Corporation, thus resulting in minority interest. As part of the Reorganization, GNA became a wholly-owned subsidiary of GE Capital Assurance and GE Capital Assurance became a wholly-owned subsidiary of GNA Corporation. Consequently, there was no minority interest recorded on the balance sheets of GNA as of December 31, 1996 and 1995. In order for GE Capital Assurance to become the direct parent of GNA, GNA Corporation contributed all of the stock of GNA to GE Capital Assurance in exchange for voting shares of GE Capital Assurance. On October 1, 1995, GNA distributed its holdings of GE Capital Assurance common stock to GE Capital Assurance with the result that GE Capital Assurance is now wholly-owned by GNA Corporation and a decrease in shareholder's interest of $186.5.

     The accompanying consolidated financial statements include the accounts of GNA and its subsidiaries prior to the Reorganization, GE Capital Assurance and First GNA Life Insurance Company of New York (First GNA), owned 48% by GNA and 52% by GE Capital Assurance. The results subsequent to the Reorganization include GNA, as well as its proportionate share of First GNA, accounted for under the equity method. Effective February 1, 1996, First GNA was renamed GE Capital Life Assurance Company of New York (GE Capital Life of New York).

     Following are pro forma results of operations of GNA for the year ended December 31, 1995, as if the Reorganization had occurred at the beginning of the period presented:

Total revenues..........................................................................   $  631.4
Net income..............................................................................       26.7
Total assets............................................................................    6,926.5
Total shareholders' interest............................................................      661.6

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
  (D) PRODUCTS

     The primary products of the Company are investment type deferred annuities and structured settlement immediate annuities. The Company considers the sale of annuity and life insurance products to be a single segment/line of business. GNA primarily sells its products through banks, thrifts and other financial institutions.

  (E) STATEMENTS OF CASH FLOWS

     All highly liquid investments with an original maturity of three months or less are classified as short-term investments on the consolidated balance sheets and considered cash equivalents in the consolidated statements of cash flows.

     During the years ended December 31, 1996, 1995, and 1994, the Company paid federal and state income taxes of $50.4, $1.7 and $6.8, respectively.

  (F) INVESTMENTS

     The Company has designated its fixed maturities as available for sale. The fair value for fixed maturities and equity securities is based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, call features and maturity of the investments, as applicable. Changes in the market values of fixed maturities, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes, and market values of equity securities, net of deferred federal income taxes, are reflected as unrealized appreciation and depreciation in a separate component of shareholder's interest and, accordingly, have no effect on net income. Unrealized losses that are other than temporary are recognized in earnings.

     The Company does not engage in derivatives trading, market-making or other speculative activities. The Company had no significant open or outstanding derivative transactions during the years 1996, 1995 or 1994.

     Mortgage and policy loans are stated at the unpaid principal balance of such loans, net of allowances for probable uncollectible balances.

  (G) DEFERRED ACQUISITION COSTS

     Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts, such as commissions, direct advertising and printing, and certain support costs such as underwriting and policy issue expenses. Acquisition costs capitalized are determined by actual costs and expenses incurred by product in the year of issue.

  (H) INTANGIBLE ASSETS

     PRESENT VALUE OF FUTURE PROFITS

     In conjunction with the Acquisitions, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called the present value of future profits (PVFP), is actuarially determined based on the present value of projected future gross profits on contracts acquired.

     GOODWILL

     Goodwill is amortized over its estimated period of benefit on a straight-line basis. No amortization period exceeds 25 years. Goodwill in excess of associated expected operating undiscounted cash flows is considered to be impaired and is written down to fair value.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
  (I) FUTURE ANNUITY AND CONTRACT BENEFITS

     Future annuity and contract benefits are comprised of the liabilities for life insurance policies and immediate and deferred annuity contracts. Depending on the type of contract, these liabilities are calculated based upon actuarial assumptions as to mortality, interest, expense and withdrawals, with experience for adverse deviation where appropriate.

  (J) REVENUES

     Investment income is recorded when earned. Investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk are not reported as revenues but as future annuity benefit liabilities. Surrender charges are recognized as income when the policy is surrendered.

  (K) FEDERAL INCOME TAX

     The Company is included with GE Capital Assurance in a life insurance consolidated federal income tax return. Current and deferred taxes are allocated by applying the asset and liability method of accounting for deferred income taxes to members of the group as if each member was a separate taxpayer. Intercompany balances are settled annually.

  (L) SEPARATE ACCOUNTS

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality risk fees and administration fees from the variable annuity mutual fund portfolios and separate account assets.

(2) INVESTMENTS

     For the years ended December 31, the sources of investment income of the Company were as follows:

                                                                          1996      1995      1994
                                                                         ------    ------    ------
Fixed maturities......................................................   $353.0    $662.9    $724.9
Mortgage loans........................................................    102.8     122.3     105.7
GE Capital Life of New York equity method income......................      7.6       1.3        --
Other.................................................................      2.4       4.9      13.7
                                                                         ------    ------    ------
Gross investment income...............................................    465.8     791.4     844.3
Investment expenses...................................................     (3.3)     (6.7)     (6.5)
                                                                         ------    ------    ------
Net investment income.................................................   $462.5    $784.7    $837.8
                                                                         ------    ------    ------
                                                                         ------    ------    ------

  (A) FIXED MATURITIES

     For the years ended December 31, the Company realized sales proceeds, gross investment gains and losses as follows:

                                                                          1996      1995      1994
                                                                         ------    ------    ------
Sales proceeds........................................................   $192.8    $998.9    $860.1
                                                                         ------    ------    ------
Gross realized investment:
Gains.................................................................   $  8.1    $ 16.6    $ 17.5
Losses................................................................     (5.0)    (31.0)    (11.2)
                                                                         ------    ------    ------
Net realized investment gains (losses)................................   $  3.1    $(14.4)   $  6.3
                                                                         ------    ------    ------
                                                                         ------    ------    ------

     The additional proceeds from investments in fixed maturities in the consolidated statements of cash flows result from principal collected on mortgage-backed securities, maturities, calls and sinking fund payments.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(2) INVESTMENTS -- CONTINUED
     Fixed maturities are considered available for sale. Accordingly, fixed maturities are accounted for at fair value, with the resulting unrealized gain or loss recorded through shareholder's interest, net of the following adjustments:

                                                                                    1996      1995
                                                                                   ------    ------
Fixed maturities................................................................   $ 15.7    $122.4
Other invested assets...........................................................      5.4       5.2
Deferred acquisition costs......................................................     (3.6)    (17.7)
Present value of future profits.................................................     (6.4)    (65.1)
Deferred income taxes...........................................................     (4.1)    (14.9)
                                                                                   ------    ------
       Net unrealized investment gains..........................................   $  7.0    $ 29.9
                                                                                   ------    ------
                                                                                   ------    ------

     At December 31, the amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturities available-for-sale portfolio were as follows:

                                                                                                   GROSS UNREALIZED
                                                                                      AMORTIZED    ----------------      FAIR
                                       1996                                             COST       GAINS     LOSSES     VALUE
-----------------------------------------------------------------------------------   ---------    ------    ------    --------
United States and agency...........................................................   $  144.5     $  9.9    $ (1.4)   $  153.0
Foreign............................................................................      200.9        6.7      (1.5)      206.1
Corporate securities...............................................................    3,065.0       10.1     (28.0)    3,047.1
Mortgage-backed securities.........................................................    1,844.0       36.5     (16.6)    1,863.9
                                                                                      ---------    ------    ------    --------
       Totals......................................................................   $5,254.4     $ 63.2    $(47.5)   $5,270.1
                                                                                      ---------    ------    ------    --------
                                                                                      ---------    ------    ------    --------

                                       1995
-----------------------------------------------------------------------------------
United States and agency...........................................................   $  140.6     $ 13.1    $  (.7)   $  153.0
Corporate securities...............................................................    3,162.2       99.5     (11.7)    3,250.0
Mortgage-backed securities.........................................................    1,639.4       44.2     (22.0)    1,661.6
                                                                                      ---------    ------    ------    --------
       Totals......................................................................   $4,942.2     $156.8    $(34.4)   $5,064.6
                                                                                      ---------    ------    ------    --------
                                                                                      ---------    ------    ------    --------

     The maturity distribution of the fixed maturities portfolio at December 31 was as follows:

                                                                                          1996                     1995
                                                                                  ---------------------    ---------------------
                                                                                  AMORTIZED      FAIR      AMORTIZED      FAIR
                                                                                    COST        VALUE        COST        VALUE
                                                                                  ---------    --------    ---------    --------
Due in one year or less........................................................   $  471.9     $  472.6    $  345.8     $  345.7
Due between one year through five years........................................    1,585.1      1,529.2     1,873.6      1,916.2
Due between five years through ten years.......................................      650.1        663.3       636.7        655.6
Due after ten years............................................................      703.3        741.1       446.7        485.5
                                                                                  ---------    --------    ---------    --------
       Subtotals...............................................................    3,410.4      3,406.2     3,302.8      3,403.0
       Mortgage-backed securities..............................................    1,844.0      1,863.9     1,639.4      1,661.6
                                                                                  ---------    --------    ---------    --------
       Totals..................................................................   $5,254.4     $5,270.1    $4,942.2     $5,064.6
                                                                                  ---------    --------    ---------    --------
                                                                                  ---------    --------    ---------    --------

     At December 31, 1996, approximately 23.5%, 16.9% and 6.3% of the Company's investment portfolio is comprised of securities issued by the manufacturing, financial and utility industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(2) INVESTMENTS -- CONTINUED
     The fixed maturities portfolio at December 31 consisted of the following classes of securities:

                                                                                              1996                   1995
                                                                                       -------------------    -------------------
                                                                                         FAIR                   FAIR
                                                                                        VALUE      PERCENT     VALUE      PERCENT
                                                                                       --------    -------    --------    -------
Agencies and treasuries.............................................................   $1,400.5      26.6%    $1,377.2      27.2%
AAA.................................................................................      476.7       9.0        283.7       5.6
AA..................................................................................      284.6       5.4        214.7       4.3
A...................................................................................    1,412.7      26.8      1,546.3      30.5
BBB.................................................................................    1,275.1      24.2      1,225.6      24.2
BB..................................................................................       40.7        .8         71.0       1.4
B...................................................................................         --        --          5.2        .1
Not rated...........................................................................      379.8       7.2        340.9       6.7
                                                                                       --------    -------    --------    -------
       Totals.......................................................................   $5,270.1     100.0%    $5,064.6     100.0%
                                                                                       --------    -------    --------    -------
                                                                                       --------    -------    --------    -------

     Bonds with ratings ranging from AAA to BBB are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated;" this has neither positive nor negative implications regarding the value of the security.

     At December 31, 1996, there were no bonds in default as to interest and principal.

  (B) MORTGAGE LOANS

     At December 31, 1996 and 1995, the Company's mortgage loan portfolio consisted of 1,044 and 1,161, respectively, first mortgage loans on commercial real estate properties. The loans, which are originated by the Company through a network of mortgage bankers, are made only on completed, leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company does not engage in construction lending or land loans.

     The Company originated $12.5, $18.5 and $62.3 of mortgages secured by real estate in California, which represent 29%, 13% and 16% of total originations for the years ended December 31, 1996, 1995 and 1994, respectively. At December 31, 1996 and 1995, respectively, the Company held $449.0 and $519.2 in mortgages secured by real estate in California; this is 38% of the total mortgage portfolio for 1996 and 40% of the total portfolio for 1995.

     "Impaired" loans are defined by generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to terms of the original contractual terms of the loan agreement. That definition excludes, among other things, leases, or large groups of smaller-balance homogeneous loans, and therefore applies principally to GNA's commercial loans.

     Under these principles, GNA has two types of "impaired" loans as of December 31, 1996 and 1995: loans requiring allowances for losses ($1.7 and $3.2, respectively) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($12.6 and $13.0, respectively); allowance for losses on these loans were $0.8 and $0.1, respectively. Average investment during 1996 and 1995 was $15.6 and $11.3, respectively and interest income earned on these loans while they were considered impaired was $.7 and $1.3, respectively.

     The following table shows the activity in the allowance for losses during the years ended December 31:

                                                                             1996     1995     1994
                                                                             -----    -----    -----
Balance at January 1......................................................   $35.3    $32.0    $30.5
Dividend of GE Capital Assurance..........................................      --      (.3)      --
Additions.................................................................     2.5      2.8      2.4
Amounts written off, net..................................................    (2.2)      .8      (.9)
                                                                             -----    -----    -----
Balance at December 31....................................................   $35.6    $35.3    $32.0
                                                                             -----    -----    -----
                                                                             -----    -----    -----

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(2) INVESTMENTS -- CONTINUED
     The net write-offs represented 0.18% of average mortgage loans outstanding during 1996, compared with 0.15% and 0.07% during 1995 and 1994, respectively.

     The allowance for losses on mortgage loans at December 31, 1996 and 1995 represented 3.1% and 2.7% of total mortgage loans, respectively.

  (C) INVESTMENT IN GE CAPITAL LIFE OF NEW YORK

     A portion of other invested assets at December 31, 1996 and 1995 included $121.0 and $123.6, respectively, for the Company's 48% investment in GE Capital Life of New York, accounted for under the equity method. Investment income for 1996 includes $7.6 for equity in earnings of GE Capital Life of New York. For 1995, investment income includes $1.3 for equity in earnings of GE Capital Life of New York subsequent to the Reorganization on October 1, 1995. Prior to the Reorganization, GE Capital Life of New York was consolidated. Following is the summarized financial information for GE Capital Life of New York as of and for the years ended December 31:

                                                                                 1996        1995
                                                                               --------    --------
Total revenue...............................................................   $  163.3    $  102.0
Total expenses..............................................................      137.6        84.1
       Income before income taxes...........................................       25.7        17.9
Provision for income taxes..................................................        9.8         8.4
                                                                               --------    --------
       Net income...........................................................   $   15.9    $    9.5
                                                                               --------    --------
                                                                               --------    --------
Total investments...........................................................   $1,554.1    $1,491.6
Other assets................................................................      154.9       100.1
                                                                               --------    --------
       Total assets.........................................................   $1,709.0    $1,591.7
                                                                               --------    --------
                                                                               --------    --------
Total liabilities...........................................................   $1,459.8    $1,334.9
Shareholder's interest......................................................      249.2       256.8
                                                                               --------    --------
       Total liabilities and shareholder's interest.........................   $1,709.0    $1,591.7
                                                                               --------    --------
                                                                               --------    --------

(3) DEFERRED ACQUISITION COSTS

     For investment contracts, deferred acquisition costs are amortized based on the present value of the anticipated gross profits from investments, interest credited, surrender charges, mortality and maintenance expenses. As actual gross profits vary from projected, the impact on amortization is included in net income. For insurance contracts, the acquisition costs are amortized in relation to the benefit payments or the present value of expected future premiums.

     Recoverability of deferred acquisition costs is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balances. If such comparison indicates that the expected gross profits will not be sufficient to recover the asset, the difference is charged to expense.

     Activity in deferred acquisition costs was as follows:

                                                                                     1996      1995     1994
                                                                                    ------    ------    -----
Unamortized balance at January 1.................................................   $106.5    $ 90.2    $27.1
Dividend of GE Capital Assurance.................................................       --     (26.6)      --
Costs deferred...................................................................     36.0      53.0     62.8
Amortization, net................................................................     (9.3)    (10.1)      .3
                                                                                    ------    ------    -----
Unamortized balance at December 31...............................................    133.2     106.5     90.2
Cumulative effect of net unrealized investment (gains) losses....................     (3.6)    (17.7)     1.9
                                                                                    ------    ------    -----
Recorded balance.................................................................   $129.6    $ 88.8    $92.1
                                                                                    ------    ------    -----
                                                                                    ------    ------    -----

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(4) INTANGIBLE ASSETS

  (A) PRESENT VALUE OF FUTURE PROFITS

     The method used by the Company to value PVFP is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount these gross profits at the rate of return that the Company believes it must earn in order to accept the inherent risks.

     After PVFP is determined, the amount is amortized, net of accreted interest, based on the incidence of the expected gross profits. Interest accretes at rates credited to policyholders on underlying contracts. As actual gross profits for investment contracts vary from projection, the impact on amortization is included in net income.

     Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balances. If such comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

     The following table presents the activity in PVFP for the years ended December 31:

                                                                                   1996      1995      1994
                                                                                  ------    ------    ------
Unamortized balance at January 1...............................................   $187.5    $313.9    $363.9
Dividend of GE Capital Assurance...............................................       --     (74.0)       --
Interest accrued at 5.4% in 1996, 4.8% in 1995 and 4.9% in 1994................     10.0      15.4      17.8
Amortization...................................................................    (42.4)    (67.8)    (67.8)
                                                                                  ------    ------    ------
Unamortized balance at December 31.............................................    155.1     187.5     313.9
Cumulative effect of net unrealized investment gains (losses)..................     (6.4)    (65.1)    101.2
                                                                                  ------    ------    ------
Recorded balance...............................................................   $148.7    $122.4    $415.1
                                                                                  ------    ------    ------
                                                                                  ------    ------    ------

     The estimated percentage of the December 31, 1996 balance before the effect of unrealized investment gains or losses to be amortized over the next five years is as follows:


                                  1997   19.3%

                                  1998   16.3

                                  1999   13.3

                                  2000   10.7

                                  2001    8.9


  (B) GOODWILL

     In conjunction with the acquisitions, $150.6 of goodwill was recorded. In conjunction with the Reorganization, goodwill was reduced by $103.4. During the years ended December 31, 1996, 1995 and 1994, $1.5, $4.8 and $7.8, respectively, was amortized. As of December 31, 1996, the unamortized balance of goodwill was $31.2.

(5) FUTURE ANNUITY AND CONTRACT BENEFITS

  (A) INVESTMENT AND UNIVERSAL LIFE TYPE CONTRACTS

     Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment and universal life type contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to these contracts are guaranteed for the policy term with renewal rates determined by management. At December 31, 1996 and 1995, investment contracts comprised $5,564.1 and $5,668.2, respectively.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(5) FUTURE ANNUITY AND CONTRACT BENEFITS -- CONTINUED
  (B) INSURANCE CONTRACTS

     Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits is the present value of such benefits based on mortality, and other assumptions which were appropriate at the time the policies were issued. These assumptions are periodically evaluated for potential premium deficiencies. At December 31, 1996 and 1995, insurance contracts comprised $511.0 and $309.7, respectively.

     Interest rate assumptions used in calculating the present value of future annuity and contract benefits for insurance contracts range from 6.1% to 9.9%.

(6) RELATED-PARTY TRANSACTIONS

     During the years ended December 31, 1996, 1995 and 1994, the Company recognized $3.4, $1.6 and $2.6, respectively, from its affiliates, GNA Securities, Inc. and GNA Distributors, Inc. for reimbursement of marketing, administrative and general office expenses.

     During the years ended December 31, 1996 and 1995, the Company received a dividend from GE Capital Life of New York of $7.5 and $7.1, respectively.

     Prior to the Reorganization, the Company received $3.6 from GE Capital Life of New York and paid $31.2 to GE Capital Assurance for settlement of intercompany tax payments.

(7) COMMITMENTS AND CONTINGENCIES

  (A) MORTGAGE LOAN COMMITMENTS

     As of December 31, 1996 and 1995, the Company was committed to fund $27.7 and $20.2, respectively, in mortgage loans.

  (B) GUARANTY ASSOCIATION ASSESSMENTS

     The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

     There are currently several insurance companies which had substantial amounts of annuity business, in the process of liquidation or rehabilitation. The Company paid $3.9, $6.6 and $10.3 to various state guaranty associations during the years ended December 31, 1996, 1995 and 1994, respectively. At December 31, 1996 and 1995, accounts payable and accrued expenses include $34.4 and $38.2, respectively, related to estimated assessments. The Company expensed $20.4 of related assessments during the fourth quarter of 1995.

  (C) LEASES

     The Company leases the office space used in its operations. Future minimum commitments under operating leases as of December 31, 1996 aggregate to $11.5, terminating in the year 2001.

     Rates for certain office space leases are subject to inflationary increases. The effect of such inflationary increases has not been reflected in the future minimum commitments.

  (D) LITIGATION

     There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(8) INCOME TAXES

     The total provision for income taxes for the years ended December 31 consisted of the following components:

                                                                                      1996     1995     1994
                                                                                     ------    -----    -----
Current federal income tax provision..............................................   $ 34.3    $19.5    $12.0
Deferred federal income tax provision.............................................    (10.1)     3.9     29.2
                                                                                     ------    -----    -----
     Subtotal -- federal provision................................................     24.2     23.4     41.2
                                                                                     ------    -----    -----
Current state income tax provision................................................      1.0      1.0      2.5
Deferred state income tax provision...............................................      (.3)      .1      1.0
                                                                                     ------    -----    -----
     Subtotal -- state provision..................................................       .7      1.1      3.5
                                                                                     ------    -----    -----
     Total provision for income taxes.............................................   $ 24.9    $24.5    $44.7
                                                                                     ------    -----    -----
                                                                                     ------    -----    -----

     The following reconciles the federal statutory tax rate of 35% to the reported income tax provision (benefit):

                                                                                     1996      1995     1994
                                                                                    ------    ------    -----
Statutory U.S. federal income tax rate...........................................     35.0%     35.0%    35.0%
Equity in earnings of GE Capital Life of New York................................     (3.5)      (.7)      --
State income tax.................................................................       .6       1.2      2.2
Goodwill amortization............................................................       .7       2.7      2.5
Other, net.......................................................................       --       1.3      1.8
                                                                                    ------    ------    -----
     Effective rate..............................................................     32.8%     39.5%    41.5%
                                                                                    ------    ------    -----
                                                                                    ------    ------    -----

     The components of the net deferred income tax benefit at December 31 were as follows:

                                                                                              1996      1995
                                                                                             ------    ------
Assets:
  Mortgage loans and real estate..........................................................   $  6.2    $  4.4
  Future annuity and contract benefits....................................................     68.2      58.5
  Guaranty association assessments........................................................     14.1      15.6
  Other...................................................................................       .7       1.5
                                                                                             ------    ------
     Total deferred tax assets............................................................     89.2      80.0
                                                                                             ------    ------
Liabilities:
  Net unrealized gains on investment securities...........................................     (4.1)    (14.9)
  Investments.............................................................................     (2.0)       --
  Present value of future profits.........................................................    (45.2)    (55.7)
  Deferred acquisition costs..............................................................    (16.4)     (6.1)
  Other...................................................................................     (2.4)     (5.5)
                                                                                             ------    ------
     Total deferred tax liabilities.......................................................    (70.1)    (82.2)
                                                                                             ------    ------
     Net deferred income tax benefit (liability)..........................................   $ 19.1    $ (2.2)
                                                                                             ------    ------
                                                                                             ------    ------

     Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and tax planning strategies will generate sufficient taxable income to realize deferred tax assets. No valuation allowance for deferred tax assets was deemed necessary for 1996 or 1995.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(9) FAIR VALUE OF FINANCIAL INSTRUMENTS

     On December 31, 1995, the Company adopted SFAS No. 119, DISCLOSURE ABOUT DERIVATIVE FINANCIAL INSTRUMENTS. This statement required disclosures about amounts, nature and trems of derivative financial instruments and modifies existing disclosure requirements for other financial instruments.

     The Company has no derivative financial instruments other than mortgage loan commitments of $27.7 and $20.2 at December 31, 1996 and 1995, respectively.

     The fair values of financial instruments presented in the applicable notes to the Company's consolidated financial statements are estimates of the fair values at a specific point in time using available market information and appropriate valuation methodologies. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity. Financial instruments that, as a matter of accounting policy, are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosures. Such items include cash and cash equivalents, investment securities, policy loans and other invested assets.

     The fair value of mortgage loans is estimated by discounting the estimated future cash flows using current loan origination rates adjusted for credit risks.

     The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value, based on interest rates currently offered on similar contracts, for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.

     At December 31, the carrying amounts and fair values of the Company's financial instruments were as follows:

                                                                  1996                    1995
                                                          --------------------    --------------------
                                                          CARRYING      FAIR      CARRYING      FAIR
                 FINANCIAL INSTRUMENTS                     AMOUNT      VALUE       AMOUNT      VALUE
-------------------------------------------------------   --------    --------    --------    --------
Mortgage loans.........................................   $1,159.7    $1,171.2    $1,282.4    $1,344.9
                                                          --------    --------    --------    --------
Investment contracts...................................   $5,504.0    $5,364.5    $5,668.2    $5,514.9
                                                          --------    --------    --------    --------
                                                          --------    --------    --------    --------

(10) STATUTORY BASIS DATA AND RESTRICTION OF RETAINED EARNINGS

     The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (NAIC) that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholder's interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically granted by state insurance authorities. The Company, however, has no significant permitted accounting practices which vary from prescribed accounting practices or GAAP.

     Statutory net income for the years ended December 31, 1996, 1995 and 1994 was $65.4, $76.7 and $82.6, respectively. Statutory capital and surplus as of December 31, 1996 and 1995 was $411.2 and $356.9, respectively.

     The NAIC has adopted Risk-Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with:
(i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of its operations, the Company monitors the level of its RBC and it exceeds the minimum required levels.

     The Company is restricted by Washington State as to the amount of dividends it may pay within a given calendar year to its parent without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the statutory surplus at the end of the year, subject to a maximum limit equal to statutory earned surplus. As of December 31, 1996, approximately $66.0 was available for dividend payments in 1997.

                                     PART B



                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION



                        GNA Variable Investment Account

                                       of

                   GREAT NORTHERN INSURED ANNUITY CORPORATION

                      GROUP DEFERRED VARIABLE ANNUITY AND
                      MODIFIED GUARANTEED ANNUITY CONTRACT

     This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing Great Northern Insured Annuity Corporation ("GNA") at its Variable Annuity Service Center, 300 Berwyn Park, Berwyn, PA 19312-0031 or by telephoning 1-800-455-0870.


     The date of this Statement of Additional Information is May 1, 1997.


                   Great Northern Insured Annuity Corporation
                          Two Union Square, Suite 5600
                             Seattle, WA 98101-2336
                                 (206) 625-1755

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                 Page
                                 ----
Performance Data...............    2

Services.......................    4
     Servicing Agent...........    4
     Principal Underwriter.....    4

Financial Statements...........    4

                                PERFORMANCE DATA


     Each of the Variable Sub-accounts may in its advertising and sales materials quote total return figures. The Variable Sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than five or ten years, the period since the Variable Sub-account first became available for investment. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. In calculating standardized return figures, all recurring charges are reflected, the asset charges are reflected in changes in unit values and the $40 certificate maintenance charge is translated to a 0.058% annual asset charge based on an average Certificate Value of $44,740, with the additional assumption that the charge is waived on 35% of all Certificates due to the waiver in place for Certificates with a Certificate Value of $40,000 or greater. These assumptions are based on sales information from annuities issued under the Prospectus. Standardized total return figures will be quoted assuming redemption at the end of the period. Such figures may be accompanied by non-standardized total return figures that are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period. GNA believes such non-standardized figures are useful to Participants who wish to assess the performance of an ongoing Certificate of the size that is meaningful to the individual owner. Of course, any performance data quoted for the any of the Variable Sub-accounts of the Separate Account represents only historical performance and is not intended to predict future results.

The following are the average annual total returns for the periods indicated:


                                            Non-                       Non-
                          Standardized  Standardized  Standardized  Standardized
                             1/1/96        1/1/96        1/3/95*      1/3/95*
    Variable Sub-account   to 12/31/96   to 12/31/96   to 12/31/96  to 12/31/96
    --------------------  ------------  ------------  ------------  ------------
GNA Growth                   11.36%        15.78%        21.72%       23.46%
GNA Government               -2.63%         1.86%         5.88%        7.95%
GNA Adjustable Rate          -0.45%         4.03%         4.86%        6.96%
GE International Equity       9.96%        14.39%        13.38%       15.28%
GE Money Market              -1.12%         3.36%         1.63%        3.81%

*Commencement of operations.


  Additionally, the Separate Account also advertises its Money Market Sub-account's "Yield" and "Effective Yield". Both figures are based on historical earnings and are not intended to indicate future performance. The "Yield" of the Sub-account refers to income generated by an hypothetical investment in the Money Market Sub-account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as an annual percentage of return on the investment. The "Effective Yield" is calculated similarly but, when annualized, the income earned by an investment in the Sub-account is assumed to be reinvested. The "Effective Yield" will be slightly higher than the "Yield" because of the compounding effect of the assumed reinvestment. Neither yield quotation assumes redemption at the end of the period. If the charges related to redemptions were included in the yield figures, the "Yield" and "Effective Yield" would be reduced. Each figure assumes imposition of the pro rata portion of the $40 certificate maintenance charge.


The current seven day "Yield" and "Effective Yield" as of December 31, 1996, were as follows:

                                12/31/96            12/31/96
     Variable Sub-account        "Yield"        "Effective Yield"
     --------------------       --------        -----------------
     GE Money Market            0.31146%            0.31193%

                                    SERVICES

Servicing Agent

     Delaware Valley Financial Services ("DVFS") provides to GNA a computerized data processing recordkeeping system for variable annuity administration. DVFS provides various daily, semimonthly, monthly, semiannual and annual reports including: daily updates on accumulation unit values, Participant transactions and agent production and commissions; semimonthly commission statements; monthly summaries of agent production and daily transaction reports; semiannual statements for Participants and annual Participant tax reports. DVFS receives compensation for its services based primarily on percentages of purchase payments received and monthly account balances.

Principal Underwriter

     GNA Distributors, Inc., a wholly-owned subsidiary of GNA Corporation, serves as principal underwriter of the Contracts and Certificates. Contracts and Certificates are offered on a continuous basis.

                              FINANCIAL STATEMENTS

  The financial statements of GNA which are included in the Prospectus should be considered only as bearing on the ability of GNA to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. The financial Statements for the GNA Variable Investment Account are included in this Statement of Additional Information.

                         INDEX TO FINANCIAL STATEMENTS
                        GNA Variable Investment Account
                                    Contents


Financial Statements:                                                      Page
    GNA Variable Investment Account                                        ----
             Independent Auditors' Report..................................
             Statement of Assets and Liabilities as of December 31, 1996 .. Statement of Operations for the Years Ended
               December 31, 1996 and 1995..................................
             Statement of Changes in Net Assets for the Years Ended
               December 31, 1996 and 1995..................................
             Notes to Financial Statements.................................

                          INDEPENDENT AUDITORS' REPORT
=======================================================================


The Board of Directors
GNA Variable Investment Account:


We have audited the accompanying statements of assets and liabilities of GNA Adjustable Rate Portfolio, GNA Government Portfolio, GNA Growth Portfolio, GNA Value Portfolio, GE U.S. Equity Portfolio, GE International Equity Portfolio, GE Fixed Income Portfolio, and GE Money Market Portfolio sub-accounts of the GNA Variable Investment Account as of December 31, 1996, and the related statements of operations and changes in net assets for the aforementioned sub-accounts and the Paragon Power Intermediate Term Bond Portfolio, Paragon Power Value Growth Portfolio, Paragon Power Value Equity Income Portfolio, and Paragon Power Gulf South Growth Portfolio sub-accounts of the GNA Variable Investment Account for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the aforementioned sub-accounts of GNA Variable Investment Account as of December 31, 1996, and the results of their operations and changes in their net assets for each of the years in the two-year period then ended in conformity with generally accepted accounting principles.





Seattle, Washington
March 14, 1997

                         GNA VARIABLE INVESTMENT ACCOUNT

                      Statements of Assets and Liabilities

                                December 31, 1996





----------------------------------------------------------------------------------------------------------------------

                                                                      GNA Variable Series Trust Portfolios
                                                                 ------------------------------------------
                                                                GNA             GNA
                                                            Adjustable        Govern-          GNA            GNA
                                                               Rate            ment          Growth          Value
                                                            Portfolio       Portfolio      Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
     Investments at fair value:
        GNA Variable Series Trust:
           GNA Adjustable Rate Portfolio - 244,383
               shares, cost $6,157,700                   $    6,345,989  $        -     $        -      $        -
           GNA Government Portfolio - 311,465
               shares, cost $7,959,466                            -           8,059,688          -               -
           GNA Growth Portfolio - 320,748 shares,
               cost, $9,933,017                                   -               -         12,403,140           -
           GNA Value Portfolio - 293,617 shares,
               cost, $8,983,148                                   -               -              -          10,457,454
                                                            ----------------------------------------------------------

                      Total investments                       6,345,989       8,059,688     12,403,140      10,457,454

Dividends receivable                                                799           3,660          -               -
                                                            ----------------------------------------------------------

                      Total assets                       $    6,346,788  $    8,063,348 $   12,403,140  $   10,457,454
                                                            ----------------------------------------------------------


Net assets:
     Attributable to Great Northern Insured Annuity
        Corporation                                           5,851,923       5,989,932      4,764,926       3,173,661
     For deferred variable annuity policies                     494,865       2,073,416      7,638,214       7,283,793
                                                            ----------------------------------------------------------

                                                         $    6,346,788  $    8,063,348 $   12,403,140  $   10,457,454
                                                            ----------------------------------------------------------

Outstanding units - deferred variable annuity policies           43,230         177,813        501,297         479,779

Accumulated unit value                                   $       11.45   $       11.66  $       15.24   $       15.18
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT

                      Statements of Assets and Liabilities

                                December 31, 1996




----------------------------------------------------------------------------------------------------------------------

                                                                      Variable Investment Trust Portfolios
                                                                   ----------------------------------------
                                                                GE              GE             GE              GE
                                                               U.S.       International      Fixed            Money
                                                              Equity          Equity         Income          Market
                                                            Portfolio       Portfolio      Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets:
     Investments at fair value:
        Variable Investment Trust:
           GE U.S. Equity Portfolio - 852,228
               shares, cost $16,994,222                  $   17,993,011 $        -      $        -      $        -
           GE International Equity Portfolio -
               445,934 shares, cost $7,831,739                    -          8,177,626           -               -
           GE Fixed Income Portfolio - 453,205
               shares, cost $5,582,141                            -              -           5,363,729           -
           GE Money Market Portfolio - 4,368,319
               shares, cost $4,368,319                            -               -              -           4,368,319
                                                            ----------------------------------------------------------

                      Total investments                      17,993,011      8,177,626       5,363,729       4,368,319

Dividends receivable                                              -              -               4,152           1,851
                                                            ----------------------------------------------------------

                      Total assets                       $   17,993,011 $    8,177,626  $    5,367,881  $    4,370,170
                                                            ----------------------------------------------------------

Net assets:
     Attributable to Great Northern Insured Annuity
        Corporation                                           9,021,262      6,195,672       2,406,521       2,780,807
     For deferred variable annuity policies                   8,971,749      1,981,954       2,961,360       1,589,363
                                                            ----------------------------------------------------------

                                                         $   17,993,011 $    8,177,626  $    5,367,881  $    4,370,170
                                                            ----------------------------------------------------------

Outstanding units - deferred variable annuity policies          558,978        149,105         253,249         147,357

Accumulated unit value                                   $       16.05  $       13.29   $       11.69   $       10.79
----------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT



                     Years ended December 31, 1996 and 1995



----------------------------------------------------------------------------------------------------------------------

                                                                                    1996
                                                                     GNA Variable Series Trust Portfolios
                                                        --------------------------------------------------------------
                                                              GNA             GNA
                                                          Adjustable        Govern-           GNA             GNA
                                                             Rate             ment           Growth          Value
                                                           Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Statement of Operations:
     Investment income:
        Income - dividends                            $    436,519     $    651,585    $    122,337     $    721,670
        Expenses:
           Mortality and expense risk charge                 4,486           26,287          77,425           68,945
           Administrative charges                              549            3,157           9,260            8,080
                                                         -------------------------------------------------------------

                      Total expenses                         5,035           29,444          86,685           77,025
                                                         -------------------------------------------------------------

                      Net investment income                431,484          622,141          35,652          644,645
                                                         -------------------------------------------------------------
     Net realized and unrealized gain on investments:
        Net realized gain (loss)                            (1,827)         (24,629)        116,128          105,042
        Net change in unrealized appreciation
           (depreciation) on investments                  (103,401)        (374,717)      1,432,026          911,945
                                                         -------------------------------------------------------------

                      Net realized and unrealized
                          gain  (loss) on investments     (105,228)        (399,346)      1,548,154        1,016,987
                                                         -------------------------------------------------------------

                      Increase in net assets from
                          operations                  $    326,256     $    222,795    $  1,583,806     $  1,661,632
                                                         -------------------------------------------------------------
Statement of Changes in Net Assets:
     Increase (decrease) in assets:
        Operations:
           Net investment income                      $    431,484     $    622,141    $     35,652     $    644,645
           Net realized gains (losses) on                   (1,827)         (24,629)        116,128          105,042
               investments
           Net change in unrealized appreciation
               (depreciation) on investments              (103,401)        (374,717)      1,432,026          911,945
                                                         -------------------------------------------------------------

                      Increase in assets from
                          operations                       326,256          222,795       1,583,806        1,661,632
                                                         -------------------------------------------------------------
        Participants' transactions:
           Net effect of transactions by Great
               Northern Insured Annuity Corporation          5,460           34,853          96,161           80,960
           Net contract purchase payments                  164,878          214,486       1,341,984        1,051,573
           Transfers to the general account of Great
               Northern Insured Annuity Corporation:
                  Surrender benefits                       (28,649)        (100,387)       (274,949)        (197,975)
                  Transfers from (to) the Fixed
                     Guarantee Period Account                -                4,472          92,804           44,494
                  Interfund transfers                      258,575          537,106       2,670,231        3,299,972
                                                         -------------------------------------------------------------

                      Increase in assets from
                          participants'                    400,264          690,530       3,926,231        4,279,024
                          transactions
                                                         -------------------------------------------------------------

                      Increase in assets                   726,520          913,325       5,510,037        5,940,656

Assets at beginning of year                              5,620,268        7,150,023       6,893,103        4,516,798
----------------------------------------------------------------------------------------------------------------------

Assets at end of year                                 $  6,346,788     $  8,063,348    $  12,403,140    $  10,457,454
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT



                     Years ended December 31, 1996 and 1995







-------------------------------------------------------------------------------------------------------------------------

                                                                                       1996
                                                                        GE Variable Investment Trust Portfolios
                                                              -----------------------------------------------------------
                                                                 GE            GE Inter-          GE                GE
                                                                U.S.           national          Fixed            Money
                                                               Equity           Equity          Income            Market
                                                              Portfolio        Portfolio       Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------
Statement of Operations (continued):
     Investment income:
        Income - dividends                           $  1,832,682     $    732,236    $    403,850     $      241,146
        Expenses:
           Mortality and expense risk charge               82,274           20,256          29,108             30,219
           Administrative charges                           9,873            2,482           3,534              3,700
                                                        --------------------------------------------------------------

                      Total expenses                       92,147           22,738          32,642             33,919
                                                        --------------------------------------------------------------

                      Net investment income             1,740,535          709,498         371,208            207,227
                                                        --------------------------------------------------------------
     Net realized and unrealized gain (loss)
        on investments:
            Net realized gain (loss)                       99,571           44,447         (28,384)             -
            Net change in unrealized appreciation
               (depreciation) on investments              971,255          286,920        (207,379)             -
                                                        --------------------------------------------------------------

                      Net realized and unrealized
                          gain (loss) on investments    1,070,826          331,367        (235,763)             -
                                                        --------------------------------------------------------------

                      Increase in net assets from
                          operations                 $  2,811,361     $  1,040,865    $    135,445     $      207,227
                                                        --------------------------------------------------------------
Statement of Changes in Net Assets (continued):
     Increase (decrease) in assets:
        Operations:
           Net investment income                     $  1,740,535     $    709,498    $    371,208     $      207,227
           Net realized gains (losses) on                  99,571           44,447         (28,384)             -
               investments
           Net change in unrealized appreciation
               (depreciation) on investments              971,255          286,920        (207,379)             -
                                                        --------------------------------------------------------------

                     Increase in assets from
                          operations                    2,811,361        1,040,865         135,445            207,227
                                                        --------------------------------------------------------------
        Participants' transactions:
           Net effect of transactions by Great
               Northern Insured Annuity Corporation        97,072           28,962          36,831             50,122
           Net contract purchase payments               1,961,924          236,002         276,849          7,890,566
           Transfers to the general account of Great
               Northern Insured Annuity Corporation:
                  Surrender benefits                     (329,497)        (160,144)       (240,069)          (411,149)
                  Transfers from (to) the Fixed
                     Guarantee Period Account             108,232            -              50,012            181,003
                  Interfund transfers                   4,300,083          691,403       1,861,031         (8,642,581)
                                                        --------------------------------------------------------------

                     Increase (decrease) in assets
                          from participants'            6,137,814          796,223       1,984,654           (932,039)
                          transactions
                                                        --------------------------------------------------------------

                      Increase in assets                8,949,175        1,837,088       2,120,099            724,812
Assets at beginning of year                             9,043,836        6,340,538       3,247,782          5,094,982
----------------------------------------------------------------------------------------------------------------------
Assets at end of year                                $ 17,993,011     $  8,177,626    $  5,367,881     $    4,370,170
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT



                     Years ended December 31, 1996 and 1995

---------------------------------------------------------------------------------------------------------------------

                                                                                     1996
                                                                              Paragon Portfolios
                                                       --------------------------------------------------------------
                                                             Paragon
                                                              Power                        Paragon           Paragon
                                                              Inter-        Paragon         Power             Power
                                                             mediate         Power          Value             Gulf
                                                               Term          Value          Equity            South
                                                               Bond          Growth         Income           Growth
                                                            Portfolio      Portfolio      Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------
Statement of Operations (continued):
     Investment income:
        Income - dividends                               $     23,621   $      3,324   $     10,506    $      -
        Expenses:
           Mortality and expense risk charge                    1,542          1,286          1,123             986
           Administrative charges                                 191            189            136             168
                                                            ---------------------------------------------------------
                      Total expenses                            1,733          1,475          1,259           1,154
                                                            ---------------------------------------------------------

                      Net investment income (loss)             21,888          1,849          9,247          (1,154)
                                                            ---------------------------------------------------------
     Net realized and unrealized gain on investments:
        Net realized gain                                      74,098        337,822        414,570         327,512
        Net change in unrealized appreciation on
           investments                                       (144,769)      (331,796)      (353,580)       (386,094)
                                                            ---------------------------------------------------------

                      Net realized and unrealized gain
                          (loss) on investments               (70,671)         6,026         60,990         (58,582)
                                                            ---------------------------------------------------------

                      Increase (decrease) in net
                          assets from operations         $    (48,783)  $      7,875   $     70,237    $    (59,736)
                                                            ---------------------------------------------------------
Statement of Changes in Net Assets (continued):
     Increase (decrease) in assets:
        Operations:
           Net investment income (loss)                  $     21,888   $      1,849   $      9,247    $     (1,154)
           Net realized gains on investments                   74,098        337,822        414,570         327,512
           Net change in unrealized appreciation on
               investments                                   (144,769)      (331,796)      (353,580)       (386,094)
                                                            ---------------------------------------------------------
                     Increase (decrease) in assets
                          from operations                     (48,783)         7,875         70,237         (59,736)
                                                            ---------------------------------------------------------
        Participants' transactions:
           Net effect of transactions by Great
               Northern Insured Annuity Corporation        (1,140,084)    (1,301,752)    (1,436,738)     (1,259,857)
           Net contract purchase payments                      10,561         53,436         45,278          23,920
           Transfers to the general account of Great
               Northern Insured Annuity Corporation:
                  Surrender benefits                           (9,249)       (22,065)       (10,486)        (23,260)
                  Interfund transfers                      (1,255,350)    (1,329,275)    (1,149,209)     (1,241,986)
                                                            ---------------------------------------------------------

                     Decrease in assets from
                          participants' transactions       (2,394,122)    (2,599,656)    (2,551,155)     (2,501,183)
                                                            ---------------------------------------------------------
                      Decrease in assets                   (2,442,905)    (2,591,781)    (2,480,918)     (2,560,919)
Assets at beginning of year                                 2,442,905      2,591,781      2,480,918       2,560,919
---------------------------------------------------------------------------------------------------------------------
Assets at end of year                                    $      -       $      -       $      -        $       -
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT



                     Years ended December 31, 1996 and 1995


----------------------------------------------------------------------------------------------------------------------

                                                                                    1995
                                                                     GNA Variable Series Trust Portfolios
                                                     ----------------------------------------------------------------
                                                              GNA             GNA
                                                          Adjustable        Govern-           GNA             GNA
                                                             Rate             ment           Growth          Value
                                                           Portfolio       Portfolio       Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------
Statement of Operations:
     Investment income:
        Income - dividends                            $    272,765     $    362,009    $     20,308     $     49,624
        Expenses:
           Mortality and expense risk charge                   380            4,829           8,460            3,515
           Administrative charges                               45              580           1,016              422
                                                         -------------------------------------------------------------

                      Total expenses                           425            5,409           9,476            3,937
                                                         -------------------------------------------------------------

                      Net investment income                272,340          356,600          10,832           45,687
                                                         -------------------------------------------------------------
     Net realized and unrealized gain on investments:
        Net realized gain                                      305            9,193          36,380            2,754
        Net change in unrealized appreciation on
           investments                                     291,689          474,939       1,038,097          562,361
                                                         -------------------------------------------------------------

                      Net realized and unrealized
                          gain  on investments             291,994          484,132       1,074,477          565,115
                                                         -------------------------------------------------------------

                      Increase in net assets from
                          operations                  $    564,334     $    840,732    $  1,085,309     $    610,802
                                                         -------------------------------------------------------------

Statement of Changes in Net Assets:
     Increase (decrease) in assets:
        Operations:
           Net investment income                      $    272,340     $    356,600    $     10,832     $     45,687
           Net realized gains on investments                   305            9,193          36,380            2,754
           Net change in unrealized appreciation
               on investments                              291,689          474,939       1,038,097          562,361
                                                         -------------------------------------------------------------
                      Increase in assets from
                          operations                       564,334          840,732       1,085,309          610,802
                                                         -------------------------------------------------------------
        Participants' transactions:
           Net effect of transactions by Great
               Northern Insured Annuity Corporation      4,975,000        4,975,000       2,975,000        1,975,000
           Net contract purchase payments                  101,739          457,518       1,358,417          470,427
           Transfers to the general account of Great
               Northern Insured Annuity Corporation:
                  Surrender benefits                           (77)         (38,039)        (31,090)         (24,112)
                  Transfers from (to) the Fixed
                     Guarantee Period Account              (85,757)            (300)         24,546            -
                  Interfund transfers                       65,029          915,112       1,480,921        1,484,681
                                                         -------------------------------------------------------------

                      Increase in assets from
                          participants'                  5,055,934        6,309,291       5,807,794        3,905,996
                          transactions
                                                         -------------------------------------------------------------

                      Increase in assets                 5,620,268        7,150,023       6,893,103        4,516,798

Assets at beginning of year                                  -                -               -                -
----------------------------------------------------------------------------------------------------------------------

Assets at end of year                                 $  5,620,268     $  7,150,023    $  6,893,103     $  4,516,798
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT



                     Years ended December 31, 1996 and 1995

----------------------------------------------------------------------------------------------------------------------

                                                                                   1995
                                                                  GE Variable Investment Trust Portfolios
                                                       ---------------------------------------------------------------
                                                            GE            GE Inter-          GE                GE
                                                           U.S.           national          Fixed            Money
                                                          Equity           Equity          Income            Market
                                                         Portfolio        Portfolio       Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------
Statement of Operations (continued):
     Investment income:
        Income - dividends                           $     85,342     $     16,990    $     62,009     $       67,713
        Expenses:
           Mortality and expense risk charge                4,397            5,557           3,740             14,467
           Administrative charges                             528              667             449              1,736
                                                        --------------------------------------------------------------

                      Total expenses                        4,925            6,224           4,189             16,203
                                                        --------------------------------------------------------------

                      Net investment income                80,417           10,766          57,820             51,510
                                                        --------------------------------------------------------------
     Net realized and unrealized gain (loss)
         on investments:
            Net realized gain                               1,376           37,517             152                -
            Net change in unrealized appreciation
               (depreciation) on investments               27,534           58,967         (11,034)               -
                                                        --------------------------------------------------------------

                      Net realized and unrealized
                          gain (loss) on investments       28,910           96,484         (10,882)               -
                                                        --------------------------------------------------------------

                      Increase in net assets from
                          operations                 $    109,327     $    107,250    $     46,938     $       51,510
                                                        --------------------------------------------------------------
Statement of Changes in Net Assets (continued):
     Increase (decrease) in assets:
        Operations:
           Net investment income                     $     80,417     $     10,766    $     57,820     $       51,510
           Net realized gains on investments                1,376           37,517             152              -
           Net change in unrealized appreciation
               (depreciation) on investments               27,534           58,967         (11,034)             -
                                                        --------------------------------------------------------------

                     Increase in assets from
                          operations                      109,327          107,250          46,938             51,510
                                                        --------------------------------------------------------------
        Participants' transactions:
           Net effect of transactions by Great
               Northern Insured Annuity Corporation     7,300,000        5,300,000       2,300,000          2,600,000
           Net contract purchase payments                 545,680          618,381          47,652         10,367,509
           Transfers to the general account of Great
               Northern Insured Annuity Corporation:
                  Surrender benefits                       (5,192)         (42,025)            (60)           (79,132)
                  Transfers from (to) the Fixed
                     Guarantee Period Account               -                 (300)         24,846           (106,763)
                  Interfund transfers                   1,094,021          357,232         828,406         (7,738,142)
                                                        --------------------------------------------------------------

                     Increase in assets from
                          participants'                 8,934,509        6,233,288       3,200,844          5,043,472
                          transactions
                                                        --------------------------------------------------------------

                      Increase in assets                9,043,836        6,340,538       3,247,782          5,094,982
Assets at beginning of year                                 -                -               -                  -
----------------------------------------------------------------------------------------------------------------------
Assets at end of year                                $  9,043,836     $  6,340,538    $  3,247,782     $    5,094,982
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT



                     Years ended December 31, 1996 and 1995


----------------------------------------------------------------------------------------------------------------------

                                                                                     1995
                                                                              Paragon Portfolios
                                                            -------------------------------------------------------
                                                             Paragon
                                                              Power                        Paragon           Paragon
                                                              Inter-        Paragon         Power             Power
                                                             mediate         Power          Value             Gulf
                                                               Term          Value          Equity            South
                                                               Bond          Growth         Income           Growth
                                                            Portfolio      Portfolio      Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------
Statement of Operations (continued):
     Investment income:
        Income - dividends                               $    100,731   $     48,783   $     86,631   $       3,897
        Expenses:
           Mortality and expense risk charge                    6,539          9,499          5,927           9,481
           Administrative charges                                 785          1,140            711           1,138
                                                            ---------------------------------------------------------

                      Total expenses                            7,324         10,639          6,638          10,619
                                                            ---------------------------------------------------------

                      Net investment income (loss)             93,407         38,144         79,993          (6,722)
                                                            ---------------------------------------------------------
     Net realized and unrealized gain on investments:
        Net realized gain                                      18,069         73,987         58,419          40,543
        Net change in unrealized appreciation on
           investments                                        144,769        331,796        353,580         386,094
                                                            ---------------------------------------------------------

                      Net realized and unrealized gain
                          on investments                      162,838        405,783        411,999         426,637
                                                            ---------------------------------------------------------

                      Increase in net assets from
                          operations                     $    256,245   $    443,927   $    491,992   $     419,915
                                                            ---------------------------------------------------------
Statement of Changes in Net Assets (continued):
     Increase (decrease) in assets:
        Operations:
           Net investment income (loss)                  $     93,407   $     38,144   $     79,993    $     (6,722)
           Net realized gains on investments                   18,069         73,987         58,419          40,543
           Net change in unrealized appreciation on
               investments                                    144,769        331,796        353,580         386,094
                                                            ---------------------------------------------------------
                     Increase in assets from                  256,245        443,927        491,992         419,915
                          operations
                                                            ---------------------------------------------------------
        Participants' transactions:
           Net effect of transactions by Great
               Northern Insured Annuity Corporation         1,000,000      1,000,000      1,000,000       1,000,000
           Net contract purchase payments                     506,155        656,066        930,586         952,839
           Transfers to the general account of Great
               Northern Insured Annuity Corporation:
                  Surrender benefits                          (13,324)       (41,075)        (5,063)        (34,080)
                  Transfers from (to) the Fixed
                     Guarantee Period Account                   -               (400)         -                -
                  Interfund transfers                         693,829        533,263         63,403         222,245
                                                            ---------------------------------------------------------

                     Increase in assets from
                          participants' transactions        2,186,660      2,147,854      1,988,926       2,141,004
                                                            ---------------------------------------------------------
                      Increase in assets                    2,442,905      2,591,781      2,480,918       2,560,919
Assets at beginning of year                                     -              -              -                -
---------------------------------------------------------------------------------------------------------------------
Assets at end of year                                    $  2,442,905   $  2,591,781   $  2,480,918    $  2,560,919
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                         GNA VARIABLE INVESTMENT ACCOUNT

                          Notes to Financial Statements

                           December 31, 1996 and 1995


-----------------------------------------------------------------------

                                                           (Continued)

   (1)  Description of Entity

        GNA Variable Investment Account (the Separate Account) is a separate investment account established in 1981 by Great Northern Insured Annuity Corporation (GNA) under laws of the State of Washington. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. Beginning in 1995, the Separate Account funds certain benefits for group deferred variable annuity policies issued by GNA through twelve portfolios. GNA is an indirect wholly-owned subsidiary of GNA Corporation, General Electric Capital Corporation and General Electric Company (GE Company). The portfolios included in these financial statements commenced operations January 3, 1995.

        Participants may transfer amounts among the Separate Account's portfolios and the Fixed Guarantee Period Account that is part of the general account of GNA. The net assets related to deferred variable annuity policies are the property of GNA and cannot be used to settle liabilities arising out of any other business of GNA.

   (2)  Summary of Significant Accounting Policies

        (a)   Investments

              Investments in shares of the portfolios are recorded at their net asset value. The net asset value is based upon the underlying assets of the Mutual Funds as determined by quoted market prices. Purchases and sales of investments are recorded on the trade date. Realized gains and losses on investments are determined on a first-in, first-out (FIFO) basis. Dividend income is recorded on the ex-dividend date.

              The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the years ended December 31, 1996 and 1995, were:

                                                                                                 1996
                                                                                     -----------------------------
                                                                                      Cost of          Proceeds
                                                                                       shares          from shares
                                                                                      acquired            sold
                ---------------------------------------------------------------      ------------     ------------
                GNA Variable Series Trust Portfolios:
                     GNA Adjustable Rate                                          $    1,000,968    $      169,874
                     GNA Government                                                    2,111,676           800,272
                     GNA Growth                                                        4,839,974           878,091
                     GNA Value                                                         5,564,306           643,392
                Variable Investment Trust Portfolios:
                     GE U.S. Equity                                                    8,535,990           657,642
                     GE International Equity                                           1,912,875           407,154
                     GE Fixed Income                                                   2,794,916           443,207
                     GE Money Market                                                  11,371,209        12,097,915
                Paragon Portfolio:
                     Paragon Power Intermediate Term Bond                                 43,434         2,415,669
                     Paragon Power Value Growth                                           80,350         2,678,158
                     Paragon Power Value Equity Income                                    92,424         2,634,332
                     Paragon Power Gulf South Growth                                      59,196         2,561,534






                                                                                                 1995
                                                                                     -----------------------------
                                                                                       Cost of          Proceeds
                                                                                       shares          from shares
                                                                                      acquired            sold
                ---------------------------------------------------------------      ------------     ------------
                GNA Variable Series Trust Portfolios:
                     GNA Adjustable Rate                                          $    5,415,820    $       87,692
                     GNA Government                                                    6,965,704           302,207
                     GNA Growth                                                        6,451,300           632,674
                     GNA Value                                                         3,980,271            28,588

                Variable Investment Trust Portfolios:
                     GE U.S. Equity                                                    9,025,695            10,769
                     GE International Equity                                           6,537,176           293,124
                     GE Fixed Income                                                   3,263,075             4,411
                     GE Money Market                                                  15,387,726        10,292,701

                Paragon Portfolio:
                     Paragon Power Intermediate Term Bond                              2,606,526           326,459
                     Paragon Power Value Growth                                        2,714,338           528,340
                     Paragon Power Value Equity Income                                 2,575,896           506,977
                     Paragon Power Gulf South Growth                                   2,389,531           255,248

        (b)   Unit Activity

              Year ended December 31, 1996:

                                                                GNA Variable Series Trust Portfolios
                                                         -------------------------------------------------------
                                                            GNA             GNA
                                                         Adjustable       Govern-          GNA          GNA
                                                            Rate           ment          Growth        Value
                                                         Portfolio       Portfolio      Portfolio    Portfolio
               -------------------------------------------------------------------------------------------------
               Units outstanding, beginning of year       7,535           120,988        221,675      158,124

               Units purchased                           14,910            21,863         96,364       80,125
               Units redeemed                            (2,561)           (8,838)       (18,964)     (14,415)
               Units exchanged                           23,346            43,800        202,222      255,945
               -------------------------------------------------------------------------------------------------

               Units outstanding, end of year            43,230           177,813        501,297      479,779
               -------------------------------------------------------------------------------------------------



                                                                Variable Investment Trust Portfolios
                                                         -------------------------------------------------------
                                                             GE             GE             GE            GE
                                                            U.S.       International      Fixed        Money
                                                           Equity         Equity         Income        Market
                                                         Portfolio       Portfolio      Portfolio    Portfolio
               -------------------------------------------------------------------------------------------------
               Units outstanding, beginning of year     128,448            88,200         81,370      237,634

               Units purchased                          138,084            16,992         24,403      739,026
               Units redeemed                           (22,369)          (12,262)       (21,083)     (38,623)
               Units exchanged                          314,815            56,175        168,559     (790,680)
               -------------------------------------------------------------------------------------------------

               Units outstanding, end of year           558,978           149,105        253,249      147,357
               -------------------------------------------------------------------------------------------------

                                                                       Paragon Portfolios
                                                      ----------------------------------------------------------
                                                       Intermediate
                                                            Term          Value           Value          Gulf
                                                            Bond          Growth         Equity          South
               -------------------------------------------------------------------------------------------------
               -------------------------------------------------------------------------------------------------
               Units outstanding, beginning of year       109,775         110,204         86,867        107,010

               Units purchased                                  1             168              5             20
               Units redeemed                                (803)         (1,786)          (741)        (1,953)
               Units exchanged                           (108,973)       (108,586)       (86,131)      (105,077)
               --------------------------------------------------------------------------------------------------

               Units outstanding, end of year                 -               -              -              -
               --------------------------------------------------------------------------------------------------

              Year ended December 31, 1995:



                                                                GNA Variable Series Trust Portfolios
                                                      -----------------------------------------------------------
                                                            GNA             GNA
                                                         Adjustable       Govern-          GNA           GNA
                                                            Rate           ment          Growth         Value
                                                         Portfolio       Portfolio      Portfolio     Portfolio
               --------------------------------------------------------------------------------------------------
               Units outstanding, beginning of year         -                 -              -              -

               Units purchased                           15,579           146,873        269,323        160,204
               Units redeemed                            (8,044)          (25,885)       (47,648)        (2,080)
               --------------------------------------------------------------------------------------------------

               Units outstanding, end of year             7,535           120,988        221,675        158,124
               --------------------------------------------------------------------------------------------------

                                                                Variable Investment Trust Portfolios
                                                      -----------------------------------------------------------
                                                            GE          GE Inter-          GE            GE
                                                           U.S.          national         Fixed         Money
                                                          Equity          Equity         Income        Market
                                                         Portfolio      Portfolio       Portfolio     Portfolio
               --------------------------------------------------------------------------------------------------
               Units outstanding, beginning of year          -                -              -              -

               Units purchased                           128,914          113,204         81,389      1,237,368
               Units redeemed                               (466)         (25,004)           (19)      (999,734)
               --------------------------------------------------------------------------------------------------

               Units outstanding, end of year            128,448           88,200         81,370        237,634
               --------------------------------------------------------------------------------------------------

                                                                          Paragon Portfolios
                                                      -----------------------------------------------------------
                                                          Paragon                       Paragon       Paragon
                                                        Intermediate     Paragon         Value          Gulf
                                                            Term          Value          Equity        South
                                                            Bond          Growth         Income        Growth
                                                         Portfolio      Portfolio      Portfolio     Portfolio
               --------------------------------------------------------------------------------------------------

               Units outstanding, beginning of year           -               -              -              -

               Units purchased                            137,613         153,392        125,446        127,480
               Units redeemed                             (27,838)        (43,188)       (38,579)       (20,470)
               --------------------------------------------------------------------------------------------------

               Units outstanding, end of year             109,775         110,204         86,867        107,010
               --------------------------------------------------------------------------------------------------


        (c)   Distributions

              The net investment income (loss) and realized capital gains of the Separate Account are retained and reinvested within the Separate Account.

        (d)   Federal Income Taxes

              The operations of the Separate Account are a part of, and are taxed with, the operations of GNA. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax provision was required. GNA is taxed as a life insurance company under the Internal Revenue Code.

   (3)  Related Party Transactions and Contract Charges

        Net contract purchase payments transferred from GNA to the Separate Account represent gross purchase payments recorded by GNA on its group deferred variable annuity products, less deductions for premium taxes in certain states. A withdrawal charge (contingent deferred sales charge) may be assessed against certain amounts withdrawn within five years of any purchase payment. Subject to certain limitations, this charge equals 5% (or less) of the purchase payment surrendered, depending on the time between purchase payment and surrender.

        Each year GNA will deduct a certificate maintenance charge of $40 plus an administration charge at an annual rate of .15% of average daily net assets as partial compensation for certain administrative services. GNA will waive the certificate maintenance charge if at the time of the assessment the account value is $40,000 or greater. In addition, GNA charges the Separate Account at an annual rate of 1.25% of average daily net assets for the mortality and expense risk that GNA assumes. Administrative expenses as well as mortality and risk charges are deducted daily and reflect the effective annual rates.

        Units are not assigned to purchases made by GNA and no contract charges are assessed against GNA's net assets.

        GNA Variable Series Trust (GNA VST) and the Variable Investment Trust
        (VIT) are open-ended diversified management investment companies whose shares are offered only to the Separate Account.

        GNA Capital Management, Inc., a wholly-owned subsidiary of GNA Corporation, serves as investment advisor to the GNA VST portfolios. The individual portfolios agree to pay GNA Capital Management, Inc. a fee based upon each portfolio's daily net assets, calculated at an effective annual rate of .40% to .80% depending on the type of portfolio and the portfolio's combined average daily net assets.

        GE Investment Management, Inc. a wholly-owned subsidiary of General Electric Company, serves as investment advisor of the VIT portfolios. The individual portfolios agree to pay GE Investment Management, Inc. a fee based upon each portfolio's daily net assets, calculated at an effective annual rate of .30% to .85% depending on the nature of the portfolio.

        On January 3, 1995, GE Company purchased $24,000,000 of shares in the VIT Portfolios. These portfolio shares were not held in the Separate Account and the related activity was not recorded in the accompanying financial statements. In December 1995, GE Company redeemed all of these shares. On December 28, 1995, GNA purchased $17,500,000 of VIT portfolio shares and placed the shares in the Separate Account.

        Certain officers and directors of GNA are also officers and directors of the GNA VST.

   (4)  Paragon Portfolios

        Effective April 1, 1996, the Securities and Exchange Commission approved the closure of the Paragon Portfolio. Assets were transferred to the GE Money Market Portfolio, and the statement of operations includes activity until April 1, 1996. Effective April 30, 1996, GNA closed the Paragon Portfolios.

                                     PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

  (a) Financial Statements.

                  (1) Financial Statements of the Registrant, GNA Variable Investment Account - Statement of Additional Information.

                  (2) Financial Statements of the Depositor, Great Northern Insured Annuity Corporation, (Part A of the Registration Statement).

          (b)     Exhibits

                  (1) Resolution of the Board of Directors of Great Northern Insured Annuity Corporation establishing the GNA Variable Investment Account. Incorporated by reference to Exhibit (1) to registration statement under the Securities Act of 1933 of GNA Variable Investment Account, File No. 33-78810, filed May 11, 1994.

                  (2) Agreements for custody of securities and similar investments - Not Applicable.

                  (3)(i) Underwriting Agreement between Great Northern Insured Annuity Corporation (Depositor) and GNA Distributors, Inc. (Underwriter). Incorporated by reference to Exhibit (3)(i) to registration statement under the Securities Act of 1933 of GNA Variable Investment Account, File No. 33-78810, filed May 11, 1994.

                     (ii) Form of broker-dealer agreement between of Great Northern Insured Annuity Corporation, GNA Distributors, Inc. (Underwriter), GNA Securities, Inc. and broker-dealers. Incorporated by reference to Exhibit (3)(ii) to registration statement under the Securities Act of 1933 of GNA Variable Investment Account, File No. 33-78810, filed May 11, 1994.

                  (4)(i) Specimen Group Deferred Variable Annuity and Modified Guaranteed Annuity Contract. Previously filed as Exhibit
                  (4)(i) to Form N-4 filed November 16, 1994.

                     (ii) Specimen Certificate under Group Deferred Variable
                  Annuity and Modified Guaranteed Annuity Contract. Previously filed as Exhibit (4)(ii) to Form N-4 filed November 16, 1994.

                     (iii) Endorsements to Contracts or Certificates. Previously
                  filed as Exhibit (4)(iii) to Form N-4 filed November 16, 1994.

                  (5)(i) Application for Group Deferred Variable Annuity and Modified Guaranteed Annuity Contract. Previously filed as Exhibit (5)(i) to Form N-4 filed November 16, 1994.

                     (ii) Application for Certificate under Group Deferred Variable Annuity and Modified Guaranteed Annuity Contract. Previously filed as Exhibit (5)(ii) to Form N-4 filed November 16, 1994.

                  (6)(i) Certificate of Incorporation of Great Northern Insured Annuity Corporation. Incorporated herein by reference to
                  Exhibit 3.1 to the registration statement under the Securities Act of 1933 of Great Northern Insured Annuity Corporation, File No. 33-62674, filed May 14, 1993.

                     (ii) By-laws of Great Northern Insured Annuity Corporation. Incorporated herein by reference to Exhibit 3.2 to the registration statement under the Securities Act of 1933 of Great Northern Insured Annuity Corporation, File No. 33-62674, filed May 14, 1993.

                  (7) Contract of reinsurance in connection with the variable annuity contracts being offered - Not Applicable.

                  (8) Service Agreement between Great Northern Insured Annuity Corporation and Delaware Valley Financial Services, Inc. Previously filed as Exhibit (8) to Form N-4 filed November 16, 1994.

                  (9) Opinion and Consent of J. Neil McMurdie, Esq., Associate Counsel and Assistant Vice President, as to the legality of the securities being registered.

                  (10)(i)  Written consent of KPMG Peat Marwick LLP.

                        (ii)  Written Consent of Jones & Blouch L.L.P.

                  (11) All financial statements omitted from item 23, Financial Statements - Not Applicable.

                  (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - not applicable.

                  (13) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21.

                  (14) Financial Data Schedules

Item 25.  Directors and Officers of the Depositor.

  Information concerning the directors and executive officers of the Depositor is set forth in the Prospectus under "Executive Officers and Directors."

Item 26. Persons controlled by or under common control with Depositor or Registrant.

  Diagram provided.

Item 27.  Number of Contract Owners.

  As of April 1, 1997, there was 1 contract outstanding.

Item 28.  Indemnification.

  The Depositor's By-Laws provide, inter alia, that any director, officer or employee of the Depositor may be indemnified by the Depositor against liability (including fines, penalties and amounts paid or incurred in settlement of any action or in the satisfaction of a judgment except a judgment in favor of the Depositor) and reasonable expenses incurred by him or her in connection with any action of whatever nature, whether civil, criminal, administrative or investigative, in which her or she may be involved by reason of his or her having been a director, officer or employee of the Depositor. In the case of an action brought by or in the right of the Depositor, a person who has been successful on the merits shall be indemnified as of right, no person who has been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Depositor shall be indemnified, and any other party shall be indemnified if the Board of Directors, acting by a quorum consisting of directors not having an interest in the action, determines that such person has not been guilty of negligence or misconduct in the performance of his or her duty to the Depositor. In the case of any other action, a person who has been successful on the merits shall be indemnified as of right and any other person shall be indemnified if the Board of Directors, acting by a quorum consisting of directors not having an interest in the action, determines that such person acted in good faith for a purpose which he or she reasonably believed to be in the best interests of the Depositor and, in any criminal action or proceeding, that such person had no reasonable cause to believe that his or her conduct was unlawful.

  Notwithstanding the foregoing, the Depositor hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a depositor, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

  a. GNA Distributors, Inc., the principal underwriter, also acts as the distributor of the following other investment companies: Investors Trust Adjustable Rate Fund; Investors Trust Tax Free Fund; Investors Truce Government Fund; Investors Trust Value Fund; and the Investors Trust Growth Fund.

  b. The officers and directors of the principal underwriter, GNA Distributors, Inc. and information concerning the same are set forth in the attached list.

  c. For the year ended December 31, 1996, GNA Distributors, Inc. received $677,644.08 as compensation for sales of the variable annuity contracts issued by the GNA Variable Investment Account. 100% of that amount was remitted to Great Northern Insured Annuity Corporation to reimburse it for commissions paid for such sales.

Item 30.  Location of Accounts and Records.

  All books and records relating to the Contracts are maintained at the Annuity Service Center at 300 Berwyn Park, Berwyn, PA 19312-0031 or at Two Union Square, Suite 5600, Seattle, WA 19111,0490.

Item 31.  Management Services.

  None.

Item 32.  Undertakings.

         GNA hereby represents that the fees and charges deducted under the contracts issued pursuant to this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GNA.

                              ORGANIZATIONAL CHART



                                GENERAL ELECTRIC
                                    COMPANY
                                       |
                                     (100%)
                                       |
                                GENERAL ELECTRIC
                             CAPITAL SERVICES, INC.
                                       |
                                     (100%)
                                       |
                                GENERAL ELECTRIC
                              CAPITAL CORPORATION
                                       |
                                     (100%)
                                       |
                               GE LIFE INSURANCE
                                  GROUP, INC.
                                       |
                                     (100%)
                                       |
                                GNA CORPORATION
                                       |
                                     (100%)
                                       |
                                GENERAL ELECTRIC
                           CAPITAL ASSURANCE COMPANY
                                       |
                                     (100%)
                                       |
                                 GREAT NORTHERN
                          INSURED ANNUITY CORPORATION
                                       |
                                     (48%)
                                       |
                                GE CAPITAL LIFE
                         ASSURANCE COMPANY OF NEW YORK
                     (52% owned by General Electric Capital
                               Assurance Company)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, and State of Washington on this 14th day of April, 1997.


                                 GNA VARIABLE INVESTMENT ACCOUNT

                                 By: Great Northern Insured Annuity Corporation
                                     ------------------------------------------
                                                (Registrant)

                                 By:    /s/ Geoffrey S. Stiff
                                    -------------------------------------------
                                             Geoffrey S. Stiff, President

                                 Great Northern Insured Annuity Corporation
                                 ----------------------------------------------
                                                (Depositor)

                                 By:    /s/  Geoffrey S. Stiff
                                    -------------------------------------------
                                             Geoffrey S. Stiff, President

         As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated on this 14th day of April, 1997.
        ---         -----


         Signature                               Title
         ---------                               -----


  /s/ Geoffrey S. Stiff              Director, President and Chief Executive
--------------------------------     Officer (Principal Executive Officer)
Geoffrey S. Stiff

                                     Director and Senior Vice President
--------------------------------
Stephen P. Joyce

  /s/  Charles A. Kaminski           Director and Senior Vice President
--------------------------------
Charles A. Kaminski


  /s/ Victor C. Moses                Director and Senior Vice President
---------------------------------
Victor C. Moses

         Signature                               Title
         ---------                               -----


   /s/ Kenneth F. Starr              Director and Senior Vice President
---------------------------------
Kenneth F. Starr


  /s/ Thomas W. Casey                Vice President and Chief Financial
---------------------------------    Officer (Principal Financial Officer)
Thomas W. Casey

 /s/ Stephen N. DeVos                Vice President and Controller.
---------------------------------    (Principal Accounting Officer)
Stephen N. DeVos

                                 EXHIBIT INDEX



    Exhibit No.                      Description                                  Page No.
    -----------                      -----------                                  --------
        (1)           Resolution of the Board of Directors of     Incorporated herein by reference to
                      Great Northern Insured Annuity              Exhibit (1) to registration
                      Corporation establishing the GNA Variable   statement under the Securities Act
                      Investment Account.                         of 1933 of GNA Variable Investment
                                                                  Account, File No. 33-78810 filed
                                                                  May 11, 1994.

       (3)(i)         Underwriting Agreement between Great        Incorporated herein by reference to
                      Northern Insured Annuity Corporation        Exhibit (3)(i) to registration statement
                      (Depositor) and GNA Distributors, Inc.      under the Securities Act of 1933 of GNA
                      (Underwriter).                              Variable Investment Account, File No.
                                                                  33-78810 filed May 11, 1994.

      (3)(ii)         Form of broker-dealer agreement between     Incorporated herein by reference to
                      Great Northern Insured Annuity              Exhibit (3)(ii) to registration
                      Corporation, GNA Distributors, Inc.         statement under the Securities Act of
                      (Underwriter), GNA Securities, Inc. and     1933 of GNA Variable Investment Account,
                      broker-dealers.                             File No. 33-78810 filed May 11, 1994.

       (4)(i)         Specimen Group Deferred Variable Annuity    Previously filed as Exhibit (4)(i) to
                      and Modified Guaranteed Annuity Contract.   Form N-4 filed November 16, 1994.

      (4)(ii)         Specimen Certificate under Group Deferred   Previously filed as Exhibit (4)(ii)
                      Variable Annuity and Modified Guaranteed    to Form N-4 filed November 16, 1994.
                      Annuity Contract.

      (4)(iii)        Endorsements to Contracts or Certificates.  Previously filed as Exhibit (4)(iii) to
                                                                  Form N-4 filed November 16, 1994.
       (5)(i)         Application for Group Deferred Variable     Previously filed as Exhibit (5)(i) to
                      Annuity and Modified Guaranteed Annuity     Form N-4 filed November 16, 1994.
                      Contract.

      (5)(ii)         Application for Certificate under Group     Previously filed as Exhibit (5)(ii)
                      Deferred Variable Annuity and Modified      to Form N-4 filed November 16, 1994.
                      Guaranteed Annuity Contract.

       (6)(i)         Certificate of Incorporation of Great       Incorporated herein by reference to
                      Northern Insured Annuity Corporation.       Exhibit 3.1 to registration statement
                                                                  under the Securities Act of 1933 of
                                                                  Great Northern Insured Annuity
                                                                  Corporation, File No. 33-62674 filed May
                                                                  14, 1993.



    Exhibit No.                      Description                                  Page No.
    -----------                      -----------                                  --------
      (6)(ii)         By-laws of Great Northern Insured Annuity   Incorporated herein by reference to
                      Corporation.                                Exhibit 3.2 to registration statement
                                                                  under the Securities Act of 1933 of
                                                                  Great Northern Insured Annuity
                                                                  Corporation, File No. 33-62674 filed May
                                                                  14, 1993.

        (8)           Service Agreement between Great Northern    Previously filed as Exhibit (8) to Form
                      Insured Annuity Corporation and Delaware    N-4 filed November 16, 1994.
                      Valley Financial Services, Inc.

        (9)           Opinion and consent of J. Neil McMurdie,
                      Esq., Associate Counsel and Assistant Vice
                      President, as to the legality of the
                      securities being registered.

      (10)(i)         Written consent of KPMG Peat Marwick LLP.

      (10)(ii)        Written consent of Jones & Blouch L.L.P..

        (13)          Schedule of computation of each
                      performance quotation provided in the
                      Registration Statement in response to
                      Item 21.

        (14)          Financial Data Schedules
